Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED ASSET-BASED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED ASSET-BASED REVOLVING CREDIT AGREEMENT is entered into as of August 28, 2025 (this “Amendment”) by and among Warrior Met Coal, Inc., a Delaware corporation (“Holdings”), certain of its subsidiaries identified therein as borrowers (together with Holdings, each a “Borrower” and collectively, the “Borrowers”), the Consenting Lenders (as defined below) party hereto, the Increasing Lenders (as defined below) party hereto and Citibank, N.A., as administrative agent and collateral agent (in such capacities, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Holdings, certain of its subsidiaries, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Asset-Based Revolving Credit Agreement, dated as of December 6, 2021 (as amended, restated, supplemented, and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested that certain existing Lenders (the “Increasing Lenders”) make available to the Borrower a Facility Increase in an aggregate principal amount equal to $27 million (the “Requested Increase”, and such commitments, the “Increased Commitments”), and each such Increasing Lender has agreed to provide a portion of the Requested Increase in an amount equal to the aggregate principal amount set forth next to such Increasing Lender’s name on Part A of Schedule I hereto on the terms, and subject to the conditions, set forth herein;

WHEREAS, pursuant to Section 11.01 of the Credit Agreement, the Borrower has also requested that the Lenders agree to certain other amendments to the Credit Agreement, including, but not limited to an extension of the Maturity Date to the date that is five years from the date hereof, and the Lenders party hereto as “Consenting Lenders” (the “Consenting Lenders”) have agreed to so amend the Credit Agreement on the terms, and subject to the conditions, set forth herein.

WHEREAS, certain Lenders electing to not consent to the Amended Credit Agreement (such Lenders, the “Non-Consenting Lenders”) are Lenders in respect of Commitments existing under (and as defined in) the Credit Agreement immediately prior to the First Amendment Effective Date (such Commitments, the “Non-Consenting Lender Commitments”).

WHEREAS, the Borrowers have requested that the Consenting Lenders make Commitments on the First Amendment Effective Date in an aggregate amount equal to the amount of Non-Consenting Lender Commitments and each Consenting Lender has agreed to make Commitments on the First Amendment Effective Date on a pro rata basis in accordance with each Continuing Lender’s Commitment set forth opposite such Lender’s name on Part B of Schedule I attached hereto (such Commitments, the “Reallocated Non-Consenting Lender Commitments”) on the terms, and subject to the conditions, set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and the Amended Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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Section 1
. Facility Increase; Reallocated Non-Consenting Lender Commitments; Reallocations.
(a)
Subject to the terms and conditions set forth herein, each Increasing Lender and each Consenting Lender hereby agrees on a several and not joint basis to make the Increased Commitments and the Reallocated Non-Consenting Lender Commitments, as appliable, available to the Borrower in the aggregate principal amount set forth on Schedule I hereto opposite such Increasing Lender’s name.
(b)
Pursuant to Section 2.15 of the Credit Agreement, the Requested Increase documented hereby shall constitute a Facility Increase under the Credit Agreement.
(c)
The Increased Commitments and the Reallocated Non-Consenting Lender Commitments (i) shall be made pursuant to (and constitute part of) the existing Commitments and (ii) shall be subject to the terms and conditions applicable to the existing Commitments as set forth in the Credit Agreement.
(d)
Each party hereto acknowledges and agrees that on the First Amendment Effective Date (as defined below), (i) the Increased Commitments shall be added to (and constitute part of) the existing Commitments, (ii) the Reallocated Non-Consenting Lender Commitments shall replace the Commitments of the Non-Consenting Lenders and (iii) the Increased Commitments and the Reallocated Non-Consenting Lender Commitments shall constitute “Commitments” for all purposes under, and subject to the provisions of, the Loan Documents.
(e)
The parties hereto hereby acknowledge that, as of the First Amendment Effective Date, (i) other than the conditions precedent to the occurrence of the First Amendment Effective Date expressly required pursuant to Section 4 hereof, the requirements set forth in Section 2.15 of the Credit Agreement have been satisfied or are hereby deemed satisfied (including, without limitation, delivery of a Notice of Increase which is hereby deemed satisfied) and (ii) no Loans or Letters of Credit are outstanding under the Credit Agreement.
(f)
For the avoidance of doubt, the aggregate amount of available Facility Increases under the Amended Credit Agreement following the date of this Amendment and after giving effect to the Requested Increase shall be $50,000,000.
Section 2
. Amendments.
(a)
The Credit Agreement, effective as of the First Amendment Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 4 below, is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ and ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text and double-underlined text) as set forth in Exhibit A attached hereto.
(b)
Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B attached hereto (“Amended Schedule 1.01(b)”).

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(c)
Schedule 5.08(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto (“Amended Schedule 5.08(b)”).
Section 3
Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the Third Amendment Effective Date, that:
(a)
No Default. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(b)
Representations and Warranties True and Correct. Immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) with the same effect as if made on the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) as of such earlier date.
Section 4
. Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied (or waived):
(a)
the Administrative Agent (or its counsel) shall have received a signed counterpart of this Amendment from each Loan Party and each Lender under the Credit Agreement;
(b)
no Default or Event of Default shall have occurred and be continuing, or would result from, the consummation of the transactions contemplated by this Amendment;
(c)
the representations and warranties of each Loan Party and its Subsidiaries contained in this Amendment and each other Loan Document, shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date;
(d)
the Administrative Agent (or its counsel) shall have received a certificate signed by a Responsible Officer of Holdings certifying that the conditions set forth in Sections 4(b) and 4(c) have been satisfied as of such date;
(e)
the Administrative Agent (or its counsel) shall have received a certificate of each Loan Party, dated as of the First Amendment Effective Date and executed by a secretary, assistant secretary or other senior officer (as the case may be) thereof, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its shareholders,

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partners, managers, members, board of directors, board of managers or other governing body authorizing the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign the Loan Documents to which it is a party on the Effective Date and (C) certify (x) that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement and (y) that such documents or agreements have not been amended, restated, amended and restated, supplemented or otherwise modified (except as otherwise attached to such certificate and certified therein as being the only amendments, restatements, amendments and restatements, supplements or modifications thereto as of such date) and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from (A) its jurisdiction of organization and (B) in each jurisdiction in which it is qualified to engage in business where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except, in the case of this clause (B), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(f)
the Administrative Agent (or its counsel) shall have received a solvency certificate, substantially in the form of Exhibit L of the Credit Agreement from a Responsible Officer of Holdings (or, at the option of Holdings, a customary third-party opinion as to the solvency of Holdings and its Subsidiaries, on a consolidated basis);
(g)
the Administrative Agent (or its counsel) shall have received a customary opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders; and
(h)
the Borrowers shall have paid (or caused to be paid) (i) to the Administrative Agent, for the account of each Lender on the First Amendment Effective Date, an upfront fee in an amount equal to 0.25% of the aggregate amount of such Lender’s existing Commitment under the Credit Agreement immediately prior to giving effect to this Amendment on the First Amendment Effective Date, (ii) to the Administrative Agent, for the account of each Increasing Lender on the First Amendment Effective Date, an upfront fee in an amount equal to 0.375% of the aggregate amount of such Increasing Lender’s Increased Commitments on, and after giving effect to the occurrence of, the First Amendment Effective Date, and (iii) all fees in the amounts specified in that certain Fee Letter, dated as of July 22, 2025, by and between the Borrowers and the Administrative Agent.
Section 5
. Reaffirmation and Consent.
(a)
Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the First Amendment Effective Date, be deemed to be a reference to the Amended Credit Agreement.

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(b)
Each Guarantor party hereto hereby consents to the terms and conditions of this Amendment and the Amended Credit Agreement.
(c)
Each Borrower and each Guarantor hereby acknowledges and agrees that (i) all of its respective obligations and liabilities under the Credit Agreement are reaffirmed, and remain in full force and effect, and (ii) after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed, and remain in full force and effect.
(d)
Each Loan Party hereby irrevocably and unconditionally ratifies and reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Amended Credit Agreement, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.
(e)
Nothing in this Section 5 shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.
Section 6
. Post-Closing Covenant. Holdings shall, and shall cause each of the other Loan Parties (as applicable), to take the actions set forth on Schedule II hereto within the time periods set forth therein or such longer period as the Administrative Agent may reasonably agree in its sole discretion.
Section 7
. Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 11.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
Section 8
. No Waiver; Continuing Effect. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and the Administrative Agent and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise. This Amendment shall constitute a Loan Document.

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Section 9
. Governing Law; etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions in Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
Section 10
. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 11
. Headings. Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.
Section 12
. Binding Effect; Illegality. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns in accordance with the terms of the Amended Credit Agreement. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 13
. No Novation. Neither this Amendment nor the Amended Credit Agreement is intended to constitute, and does not constitute, a novation of the obligations and liabilities under the Credit Agreement (including the Obligations) or to evidence payment of all or any portion of such obligations and liabilities.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS AND GUARANTORS:

WARRIOR MET COAL, INC.

WARRIOR MET COAL INTERMEDIATE HOLDCO, LLC

WARRIOR MET COAL GAS, LLC

WARRIOR MET COAL MINING, LLC

WARRIOR MET COAL BC, LLC

WARRIOR MET COAL LAND, LLC

WARRIOR MET COAL WV, LLC

WARRIOR MET COAL LA, LLC

WMC BLUE CREEK HOLDCO, INC.

WARRIOR MET COAL SALES, LLC

WARRIOR MET COAL SHARED SERVICES, LLC

By: /s/ Dale W. Boyles
Name: Dale W. Boyles
Title: Chief Financial Officer

[Signature Page to First Amendment to Second A&R ABL Credit Agreement]

CITIBANK, N.A.,
as Administrative Agent, a Lender,

L/C Issuer and Swingline Lender

By: /s/ Allister Chan
Name: Allister Chan
Title: Vice President & Director

[Signature Page to First Amendment to Second A&R ABL Credit Agreement]

Texas Capital Bank,
as a Lender and L/C Issuer

By: /s/ Andrew Rensimer
Name: Andrew Rensimer
Title: Director – Asset Based Lending

[Signature Page to First Amendment to Second A&R ABL Credit Agreement]

Goldman Sachs Bank USA,
as a Lender and L/C Issuer

By: /s/ Andrew Vernon
Name: Andrew Vernon
Title: Authorized Signatory

[Signature Page to First Amendment to Second A&R ABL Credit Agreement]

REGIONS BANK,
as a Lender and L/C Issuer

By: /s/ Will DeCamps
Name: Will DeCamps
Title: Vice President

[Signature Page to First Amendment to Second A&R ABL Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender and L/C Issuer

By:/s/ Pierre Noriega
Name: Pierre Noriega
Title: Authorized Signatory

[Signature Page to First Amendment to Second A&R ABL Credit Agreement]

SCHEDULE I

PART A - INCREASED COMMITMENTS SCHEDULE

Increasing Lender	Increased Commitments
Citibank, N.A.	$8,000,000.00
Texas Capital Bank	$8,000,000.00
Goldman Sachs Bank USA	$8,000,000.00
Regions Bank	$15,000,000.00
Royal Bank of Canada	$6,000,000.00
Total	$45,000,000.00

PART B - REALLOCATED NON-CONSENTING LENDER COMMITMENTS

Consenting Lender	Reallocated Non-Consenting Lender Commitments
Citibank, N.A.	$3,776,223.78
Texas Capital Bank	$3,776,223.78
Goldman Sachs Bank USA	$3,776,223.78
Regions Bank	$3,776,223.77
Royal Bank of Canada	$2,895,104.89
Total	$18,000.000.00

SCHEDULE II

Certain Post-Closing Obligations

The Administrative Agent shall have received from each applicable Loan Party the deliverables and documentation listed below, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, and within the time period listed next to such deliverable (or such other time period as agreed by the Administrative Agent).

1.
Within 60 days (or such longer period as the Administrative Agent may agree in its sole discretion) after the First Amendment Effective Date, cause each Subsidiary owning any Material Owned Real Property on the Effective Date to (A) duly execute, deliver and record Mortgages to the Administrative Agent on all Material Owned Real Property, or amendments to Mortgages that have been previously recorded to secure the Indebtedness and obligations under the Original Credit Agreement or on the Closing Date or Effective Date, as may be recommended or required to secure the Indebtedness and obligations under this Agreement, in each case in form and substance reasonably acceptable to Administrative Agent, (B) in connection with the foregoing, deliver to the Administrative Agent legal opinions addressed to the Administrative Agent and the other Secured Parties with respect to such Mortgages or amendments to Mortgages, as applicable, reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may request, and (C) flood certificates for each parcel of improved Material Owned Real Property that is covered by a Mortgage, and to the extent any such parcel of improved Material Owned Real Property that is covered by a Mortgage is located in a Special Flood Hazard Area (as designated by the Federal Emergency Management Administration) shall comply with the requirements for maintaining flood insurance on such improvements in accordance with Section 6.07.

Exhibit A

Amended Credit Agreement

(See attached.)

~~Execution Version~~Exhibit A

SECOND AMENDED AND RESTATED

ASSET-BASED REVOLVING CREDIT AGREEMENT

Dated as of December 6, 2021

As amended August 28, 2025

among

WARRIOR MET COAL, INC.
as Holdings

WARRIOR MET COAL, INC.
and certain of its Subsidiaries,
as the Borrowers

THE GUARANTORS PARTY HERETO

CITIBANK, N.A.,
as Administrative Agent

CITIBANK, N.A.,
as Swingline Lender

CITIBANK, N.A., ~~CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH~~TEXAS CAPITAL BANK, GOLDMAN SACHS BANK ~~N.A., BMO HARRIS~~USA, REGIONS BANK ~~N.A.~~ and ROYAL BANK OF CANADA,
as L/C Issuers

The Other Lenders Party Hereto

and

CITIBANK, N.A.
~~and~~
~~CREDIT SUISSE SECURITIES (USA) LLC~~,
as ~~Joint~~Sole Lead ~~Arrangers and Joint Bookrunners~~Arranger and Sole Bookrunner

~~WEIL:\98235875\14\35899.0561~~DOCPROPERTY DOCXDOCID DMS=IManage Format=<<LIB>>\<<NUM>>\<<VER>>\<<CLT>>.<<MTR>>WEIL\100652005\11\35899.0663

Page

Article 1 Definitions and Accounting Terms ~~1~~2

Section 1.01. Defined Terms ~~1~~2

Section 1.02. Other Interpretive Provisions ~~50~~51

Section 1.03. Accounting Terms ~~50~~51

Section 1.04. Times of Day 51

Section 1.05. Timing of Payment or Performance ~~51~~52

Section 1.06. Letter of Credit Amounts ~~51~~52

Section 1.07. Reserves ~~51~~52

Section 1.08. Pro Forma Calculations ~~51~~52

Section 1.09. Rates ~~52~~53

Article 2 The Commitments and Credit Extensions ~~53~~54

Section 2.01. Loans ~~53~~54

Section 2.02. Borrowings, Conversions and Continuations of Loans ~~53~~54

Section 2.03. Protective Advances ~~54~~55

Section 2.04. Letters of Credit ~~55~~56

Section 2.05. Swingline Loans.. ~~63~~64

Section 2.06. Prepayments ~~65~~66

Section 2.07. Termination or Reduction of Commitments 67

Section 2.08. Repayment of Loans ~~67~~68

Section 2.09. Interest ~~67~~68

Section 2.10. Fees 68

Section 2.11. Computation of Interest and Fees ~~68~~69

Section 2.12. Evidence of Debt 69

Section 2.13. Payments Generally; Administrative Agent’s Clawback ~~69~~70

Section 2.14. Sharing of Payments by Lenders 71

Section 2.15. Increase in Facility ~~71~~72

Section 2.16. Defaulting Lender 73

Section 2.17. Benchmark Replacement Setting ~~74~~75

Article 3 Taxes, Yield Protection and Illegality 76

Section 3.01. Taxes 76

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Section 3.02. Illegality 79

Section 3.03. Inability to Determine Rates 80

Section 3.04. Increased Costs; Reserves on SOFR Loans 80

Section 3.05. Compensation for Losses 82

Section 3.06. Mitigation Obligations; Replacement of Lenders ~~82~~83

Section 3.07. Survival 83

Article 4 Conditions Precedent to Credit Extensions 83

Section 4.01. Conditions of Effectiveness 83

Section 4.02. Conditions to All Credit Extensions 85

Article 5 Representations and Warranties 86

Section 5.01. Existence, Qualification and Power 86

Section 5.02. Authorization; No Contravention 86

Section 5.03. Governmental Authorization; Other Consents 86

Section 5.04. Binding Effect 87

Section 5.05. Financial Statements; No Material Adverse Effect 87

Section 5.06. Litigation 87

Section 5.07. No Default 87

Section 5.08. Ownership of Property; Subsidiaries; Equity Interests ~~87~~88

Section 5.09. Environmental Compliance 88

Section 5.10. Mining 89

Section 5.11. Insurance 89

Section 5.12. Taxes 89

Section 5.13. ERISA Compliance 90

Section 5.14. Beneficial Ownership Certification 90

Section 5.15. Margin Regulations; Investment Company Act 90

Section 5.16. Disclosure 90

Section 5.17. Compliance with Laws 91

Section 5.18. Intellectual Property; Licenses, Etc 91

Section 5.19. Solvency 91

Section 5.20. Casualty, Etc 91

Section 5.21. Labor Matters ~~91~~92

Section 5.22. Collateral Documents 92

Section 5.23. Use of Proceeds 92

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(continued)

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Section 5.24. Coal Act; Black Lung Act 92

Section 5.25. Anti-Terrorism Laws; Anti-Corruption Laws and Sanctions 92

Article 6 Affirmative Covenants 93

Section 6.01. Financial Statements 93

Section 6.02. Certificates; Other Information 93

Section 6.03. Notices ~~95~~96

Section 6.04. Payment of Obligations 96

Section 6.05. Preservation of Existence, Etc 96

Section 6.06. Maintenance of Properties 97

Section 6.07. Maintenance of Insurance 97

Section 6.08. Compliance with Laws 97

Section 6.09. Books and Records 97

Section 6.10. Inspection Rights; Field Exams; Appraisals ~~97~~98

Section 6.11. Use of Proceeds ~~98~~99

Section 6.12. Covenant to Guarantee Obligations and Give Security 99

Section 6.13. Compliance with Environmental Laws 101

Section 6.14. Preparation of Environmental Reports 101

Section 6.15. Further Assurances ~~101~~102

Section 6.16. Certain Long Term Liabilities and Environmental Reserves 102

Section 6.17. Mining Financial Assurances 102

Section 6.18. Administration of Accounts 102

Section 6.19. Cash Management System 102

Section 6.20. Post-Closing Obligations 103

Article 7 Negative Covenants 103

Section 7.01. Liens 103

Section 7.02. Indebtedness 108

Section 7.03. Investments 113

Section 7.04. Fundamental Changes 116

Section 7.05. Dispositions 117

Section 7.06. Restricted Payments 118

Section 7.07. Change in Nature of Business 119

Section 7.08. Transactions With Affiliates 119

Section 7.09. Burdensome Agreements 120

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(continued)

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Section 7.10. Use of Proceeds 120

Section 7.11. Minimum Fixed Charge Coverage Ratio 120

Section 7.12. Amendments of Organizational Documents 121

Section 7.13. Accounting Changes 121

Section 7.14. Prepayments, Etc. of Indebtedness 121

Article 8 Events of Default and Remedies 121

Section 8.01. Events of Default 121

Section 8.02. Remedies Upon Event of Default 123

Section 8.03. Application of Funds 124

Article 9 Administrative Agent 125

Section 9.01. Appointment 125

Section 9.02. Delegation of Duties 126

Section 9.03. Liability of Agents 126

Section 9.04. Reliance by the Administrative Agent 127

Section 9.05. Notice of Default 127

Section 9.06. Credit Decision; Disclosure of Information by Agents 128

Section 9.07. Indemnification of the Administrative Agent 128

Section 9.08. Withholding Tax 129

Section 9.09. Administrative Agent in Its Individual Capacity 129

Section 9.10. Resignation by the Administrative Agent 130

Section 9.11. Administrative Agent May File Proofs of Claim 131

Section 9.12. Collateral and Guaranty Matters 132

Section 9.13. ~~Arrangers and Bookrunners~~Arranger and Bookrunner 132

Section 9.14. Appointment of Supplemental Collateral Agents 133

Section 9.15. Reports and Financial Statements 133

Section 9.16. Posting of Approved Electronic Communications 134

Section 9.17. Certain ERISA Matters 135

Section 9.18. Erroneous Payments 137

Article 10 Guarantee 139

Section 10.01. Guarantee 139

Section 10.02. Right of Contribution 140

Section 10.03. No Subrogation 140

Section 10.04. Amendments, etc. with Respect to the Borrower Obligations 141

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(continued)

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Section 10.05. Guarantee Absolute and Unconditional 141

Section 10.06. Waiver by Guarantors 142

Section 10.07. Releases 143

Section 10.08. Subordination of Other Obligations 143

Section 10.09. Authority of Guarantors or Borrowers 143

Section 10.10. Financial Condition of Borrowers 143

Section 10.11. Taxes and Payments 144

Section 10.12. Assignments 144

Section 10.13. Reinstatement 144

Section 10.14. Keepwell 144

Article 11 Miscellaneous 144

Section 11.01. Amendments, Etc 144

Section 11.02. Notices; Effectiveness; Electronic Communications 146

Section 11.03. No Waiver; Cumulative Remedies 148

Section 11.04. Expenses; Indemnity; Damage Waiver 148

Section 11.05. Payments Set Aside 150

Section 11.06. Successors and Assigns 151

Section 11.07. Treatment of Certain Information; Confidentiality 153

Section 11.08. Right of Setoff 154

Section 11.09. Interest Rate Limitation 155

Section 11.10. Counterparts; Integration; Effectiveness 155

Section 11.11. Survival of Representations and Warranties 155

Section 11.12. Severability 155

Section 11.13. Replacement of Lenders 155

Section 11.14. Governing Law; Jurisdiction; Etc 156

Section 11.15. Waiver of Jury Trial 157

Section 11.16. Designation of Secured Hedge Agreements 157

Section 11.17. No Advisory or Fiduciary Responsibility 158

Section 11.18. Joint and Several Liability 158

Section 11.19. Contribution and Indemnification Among the Borrowers 159

Section 11.20. Agency of the Administrative Borrower for Each Other Borrower 160

Section 11.21. USA Patriot Act Notice 160

Section 11.22. Time of the Essence 160

v

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(continued)

Page

Section 11.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 160

Section 11.24. Terms of ABL Intercreditor Agreement. 161

Section 11.25. No Novation 161

Section 11.26. Reaffirmation 161

Section 11.27. Acknowledgement Regarding Any Supported QFCs 161

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SCHEDULES

1.01(a) Guarantors
1.01(b) Commitments and L/C Sublimit
5.06 Litigation
5.08(a) Material Leased Real Property
5.08(b) Material Owned Real Property
5.08(c) Subsidiaries 5.09 Environmental Matters
5.18 Intellectual Property Matters
5.21 Labor Matters
6.20 Post-Closing Obligations
7.01 Existing Liens
7.02 Existing Indebtedness
7.03 Existing Investments
11.02 Agents’ Offices, Certain Addresses for Notices

EXHIBITS
Form of
A Borrowing Notice
B Notice of Conversion or Continuation
C Note
D Swingline Loan Notice E Compliance Certificate
F Assignment and Acceptance
G Borrowing Base Certificate
H Security Agreement
I Perfection Certificate
J Perfection Certificate Supplement
K Assumption Agreement
L Solvency Certificate

i

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SECOND AMENDED AND RESTATED ASSET-BASED REVOLVING CREDIT AGREEMENT

This SECOND AMENDED AND RESTATED ASSET-BASED REVOLVING CREDIT AGREEMENT (this “Agreement”) is entered into as of December 6, 2021, among WARRIOR MET COAL, INC., a Delaware corporation (“Holdings”), WARRIOR MET COAL INTERMEDIATE HOLDCO, LLC, a Delaware limited liability company (“Intermediate Holdco”), WARRIOR MET COAL GAS, LLC, a Delaware limited liability company (“WMC Gas”), WARRIOR MET COAL MINING, LLC, a Delaware limited liability company (“WMC Mining”), WARRIOR MET COAL ~~TRI, LLC, a Delaware limited liability company (“WMC Tri”), WARRIOR MET COAL~~ LAND, LLC, a Delaware limited liability company (“WMC Land”), WARRIOR MET COAL WV, LLC, a Delaware limited liability company (“WMC WV”), WARRIOR MET COAL BC, LLC (“WMC BC”), WARRIOR MET COAL SALES, LLC, a Delaware limited liability company(“WMC Sales”), WARRIOR MET COAL SHARED SERVICES, LLC, a Delaware limited liability company (“WMC SS”), WMC BLUE CREEK HOLDCO, INC., a Delaware corporation (“WMC Blue”) and WARRIOR MET COAL LA, LLC, a Delaware limited liability company (“WMC LA”, and together with Holdings, Intermediate Holdco, WMC Gas, WMC Mining, WMC ~~Tri, WMC~~ Land, WMC WV ~~and~~, WMC BC, WMC Sales, WMC SS, and WMC Blue, the “Borrowers”), each Guarantor party hereto, each lender from time to time party hereto, CITIBANK, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), CITIBANK, N.A., as Swingline Lender, and CITIBANK, N.A., ~~CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH~~TEXAS CAPITAL BANK, GOLDMAN SACHS BANK ~~N.A., BMO HARRIS~~USA, REGIONS BANK ~~N.A.~~ and ROYAL BANK OF CANADA, as L/C Issuers.

INTRODUCTORY STATEMENT

WHEREAS, the Borrowers ~~are~~were parties to that certain Amended and Restated Asset-Based Revolving Credit Agreement, dated as of October 15, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “~~Existing~~Original Credit Agreement”), among the Borrowers, each Guarantor party thereto, each lender from time to time party thereto, the Administrative Agent, the Swingline Lender, and the L/C Issuers, which amended and restated that certain Asset-Based Revolving Credit Agreement, dated as of the Closing Date, and provided for a senior secured asset-based revolving credit facility in an aggregate principal amount of $120,000,000 (the “~~Existing~~Original Facility”) as set forth therein.

WHEREAS, on December 6, 2021, the Borrowers amended and restated the Original Credit Agreement in the form hereof (the Original Credit Agreement, as so amended and restated, the “Existing Credit Agreement”), to among other things, extend the maturity date under the Original Facility as set forth herein with respect to the Extending Commitments (as defined in the Existing Credit Agreement immediately prior to the First Amendment Effective Date), and increase the commitments under the Original Facility to an aggregate principal amount of $132,000,000 (the “Existing Facility”).

WHEREAS, on October 15, 2023, the Non-Extending Commitments (as defined in the Existing Credit Agreement immediately prior to the First Amendment Effective Date) were automatically terminated on the Maturity Date in respect thereof in accordance with the terms of the Existing Credit Agreement and, after giving effect to such automatic termination, $116,000,000 of Commitments remained outstanding under the Existing Credit Agreement.

WHEREAS, the Borrowers have requested the amendment ~~and restatement~~ of the Existing Credit Agreement ~~in the form hereof,~~ to, among other things, extend the maturity date under the Existing Facility as set forth herein with respect to the ~~Extending~~ Commitments, and increase the commitments under the Existing Facility to an aggregate principal amount of $~~132,000,000~~143,000,000 (the “Facility”).

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WHEREAS, all of the Borrowers’ obligations under the Facility are to be guaranteed by the Guarantors.

WHEREAS, the Lenders and Agent are willing to amend and restate the Existing Credit Agreement pursuant to this Agreement and extend or continue, as the case may be, such credit to the Borrowers on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

Article 1
Definitions and Accounting Terms

Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Intercreditor Agreement” shall mean that certain Intercreditor Agreement, dated as of the Effective Date among Citibank, N.A., as Initial ABL Agent, Wilmington Trust, National Association, as Initial Term Agent and each additional term debt agent from time to time party thereto.

“ABL Priority Collateral” means all rights, title and interests of each Loan Party in the following Collateral, in each case, whether now owned or existing or hereafter acquired or arising and wherever located, including, without duplication, (a) all rights of each Loan Party to receive moneys due and to become due under or pursuant to the following, (b) all rights of each Loan Party to receive return of any premiums for or Proceeds of any insurance, indemnity, warranty or guaranty with respect to the following or to receive condemnation Proceeds with respect to the following, (c) all claims of each Loan Party for damages arising out of or for breach of or default under any of the following, and (d) all rights of each Loan Party to terminate, amend, supplement, modify or waive performance under any of the following, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder:

(i) all Accounts, but solely for purposes of this clause (i), excluding rights to payment for any property which specifically constitutes Non-ABL Priority Collateral that has been sold, leased, licensed, assigned or otherwise disposed of; provided, however, that, for the avoidance of doubt, all rights to payment arising from any sale, lease, license, assignment or other disposition of Inventory or Goods (other than Fixtures or Equipment) or the provision of services shall constitute ABL Priority Collateral;

(ii) all Chattel Paper;

(iii) all Deposit Accounts, Securities Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained with any bank or other financial institution (other than to the extent any such Deposit Accounts, Securities Accounts or other accounts solely contain identifiable Proceeds of any Non-ABL Priority Collateral) and all cash, money, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(iv) all Inventory and all rights to receive payments, indebtedness and other obligations which arise as a result of the sale, lease or other disposition of Inventory or Goods (in each case other than Fixtures or Equipment) or provision of services, including the right to payment of interest or finance charges;

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(v) all cash, Money and Cash Equivalents (other than identifiable Proceeds of any Non-ABL Priority Collateral) and (2) cash solely for so long as it is pledged to third parties to the extent permitted under Section 7.01(f), (g) or (s);

(vi) to the extent evidencing or governing any of the items referred to in the preceding clauses (i) through (v), all General Intangibles (excluding Equity Interests and any Intellectual Property to the extent such Intellectual Property is not attached to or necessary to sell any item of Inventory), letters of credit (whether or not the respective letter of credit is evidenced by a writing), Letter-of-Credit Rights, Instruments and Documents; provided that to the extent any of the foregoing also relates to Non-ABL Priority Collateral, only that portion related to the items referred to in the preceding clauses (i) through (v) as being included in the ABL Priority Collateral shall be included in the ABL Priority Collateral;

(vii) to the extent relating to any of the items referred to in the preceding clauses (i) through (vi), all insurance; provided that to the extent any of the foregoing also relates to Non-ABL Priority Collateral, only that portion related to the items referred to in the preceding clauses (i) through (vi) as being included in the ABL Priority Collateral shall be included in the ABL Priority Collateral;

(viii) to the extent relating to any of the items referred to in the preceding clauses (i) through (vii), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Non-ABL Priority Collateral, only that portion related to the items referred to in the preceding clauses (i) through (v) as being included in the ABL Priority Collateral shall be included in the ABL Priority Collateral;

(ix) to the extent relating to any of the items referred to in the preceding clauses (i) through (viii), all Commercial Tort Claims; provided that to the extent any of the foregoing also relates to Non-ABL Priority Collateral, only that portion related to the items referred to in the preceding clauses (i) through (viii) as being included in the ABL Priority Collateral shall be included in the ABL Priority Collateral;

(x) all books and records, including all books, databases, customer lists and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing; and

(xi) all cash Proceeds and, solely to the extent not constituting Non-ABL Priority Collateral, non-cash Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing (including all insurance proceeds) and all collateral security, guarantees and other collateral support given by any Person with respect to any of the foregoing.

For the avoidance of doubt, no Excluded Asset shall constitute ABL Priority Collateral.

“Acceptable Credit Support” means (a) a credit insurance policy satisfactory to the Administrative Agent in its Reasonable Credit Judgment (including, without limitation, as to the creditworthiness of the insurance company issuing such policy, the scope and amount of coverage, any deductibles and any other terms and conditions applicable thereto), so long as the limits and terms of such credit insurance policy are being complied with and for which the Administrative Agent is named as the beneficiary, loss payee or additional insured so as to insure that the Administrative Agent has the right to receive payments thereunder or (b) an irrevocable letter of credit satisfactory to the Administrative Agent

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in its Reasonable Credit Judgment (including, without limitation, as to the issuer or domestic confirming bank with respect thereto, and the form and substance thereof), that has been delivered to the Administrative Agent and is directly drawable by the Administrative Agent, provided that all such credit insurance policies and letters of credit delivered as of the Effective Date shall constitute Acceptable Credit Support.

“Accommodation Payment” has the meaning specified in Section 11.19.

“Account” has the meaning specified in the UCC.

“Account Debtor” has the meaning given to such term in the UCC.

“Accounting Change” means a change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

“Acquired Indebtedness” means, with respect to any specified Person: (1) Indebtedness of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into or became a Subsidiary of such specified Person, and (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person, in each case, that is not created or incurred in connection with, or in contemplation of, the applicable merger, consolidation, amalgamation, acquisition or similar transaction. Acquired Indebtedness will be deemed to have been incurred, with respect to clause (1) of the preceding sentence, on the date such Person becomes a Subsidiary and, with respect to clause (2) of the preceding sentence, on the date of consummation of such acquisition of such assets.

“Activities” has the meaning specified in Section 9.09(b).

“Additional Lender” has the meaning specified in Section 2.15(b).

“Administrative Agent” has the meaning specified in the preamble hereto.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account of the Administrative Agent as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form reasonably acceptable to the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Agent Affiliate” has the meaning specified in Section 9.16(c).

“Agent’s Group” has the meaning specified in Section 9.09(b).

“Agent Parties” has the meaning specified in Section 11.02(c).

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning assigned in the preamble hereto.

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“Anti-Corruption Laws” means all Laws of any jurisdiction applicable to Holdings or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including without limitation the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq.

“Anti-Money Laundering Laws” means all Laws of any jurisdiction applicable to Holdings or any of its Subsidiaries from time to time concerning or relating to money laundering, including, without limitation, the Patriot Act.

“Anti-Terrorism Laws” means Title III of the USA Patriot Act, the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto.

“Applicable Percentage” means~~, (a) prior to the Maturity Date applicable to the Non-Extending Commitments, with respect to any Lender, the percentage (carried out to the ninth decimal place) of the Facility represented by such Lender’s Commitment as set out on Schedule 1.01(b)(i) and Schedule 1.01(b)(ii), as applicable (or, if the Commitment of each Lender shall have been terminated or expired, then the percentage of Total Outstandings represented by the aggregate Outstanding Amount of such Lender’s Loans and L/C Obligations) and, (b) following the Maturity Date applicable to the Non-Extending Commitments~~, with respect to any Lender, the percentage (carried out to the ninth decimal place) of the Facility represented by such Lender’s Commitment as set out on Schedule 1.01(b)(ii) (or, if the Commitment of each Lender shall have been terminated or expired, then the percentage of Total Outstandings represented by the aggregate Outstanding Amount of such Lender’s Loans and L/C Obligations).

“Applicable Rate” means:

(i) prior to the First Amendment Effective Date, as of any date of determination, a per annum rate equal to the rate set forth below under the applicable Type of Loan (and in the case of any SOFR Loans, subject to the credit adjustments spread set forth below for the relevant tenor, which shall be additional to the percentage set forth under the header “SOFR Loans”) and opposite the applicable Availability, based on the average daily Availability during the fiscal quarter most recently ended immediately preceding such date, as a percentage of the Maximum Revolving Credit:

Category	Average Quarterly Availability (% of Maximum Revolving Credit)	SOFR Loans	Credit Adjustment Spread (One Month Interest Period)	Credit Adjustment Spread (Three Month Interest Period)	Credit Adjustment Spread (Six Month Interest Period	Base Rate Loans
I	Greater than or equal to 66%	1.50%	0.11448%	0.26161%	0.42826%	0.50%
II	Less than 66% and greater than or equal to 33%	1.75%				0.75%
III	Less than 33%	2.00%				1.00%

(ii) on and after the First Amendment Effective Date, as of any date of determination, a per annum rate equal to the rate set forth below under the applicable Type of Loan and opposite the applicable

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Availability, based on the average daily Availability during the fiscal quarter most recently ended immediately preceding such date, as a percentage of the Maximum Revolving Credit:

Category	Average Quarterly Availability (% of Maximum Revolving Credit)	SOFR Loans	Base Rate Loans
I	Greater than or equal to 66%	1.50%	0.50%
II	Less than 66% and greater than or equal to 33%	1.75%	0.75%
III	Less than 33%	2.00%	1.00%

Changes in the Applicable Rate resulting from a change in Availability shall become effective as to all Loans, Swingline Loans, L/C Obligations and Protective Advances upon delivery by the Borrowers to the Administrative Agent of a new Borrowing Base Certificate pursuant to Section 6.02(i) in respect of the calendar month ending on the last day of such fiscal quarter. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Availability), if the Borrowers shall fail to deliver such Borrowing Base Certificate within any of the time periods specified in Section 6.02(i), the Applicable Rate from and including the 20th day after the end of the applicable month or, during a Liquidity Period, the 3rd Business Day after the end of the applicable week, as the case may be, to but not including the date the Borrowers deliver to the Administrative Agent such Borrowing Base Certificate shall equal the highest possible Applicable Rate provided for by this definition.

“Appraisal” means, as applicable, (i) the appraisal delivered to the Administrative Agent on or prior to the Effective Date, or (ii) any appraisal in form and substance reasonably satisfactory to the Administrative Agent delivered to the Administrative Agent pursuant to Section 6.10(b).

“Approved Appraiser” means one of Hilco, Great American or Sector 3, as selected by the Administrative Agent in its sole discretion.

“Approved Field Examiner” means one of the Administrative Agent (or any of its Affiliates), FTI, Hilco, WeiserMazars or Riveron, as selected by the Administrative Agent in its sole discretion.

“Approved Electronic Communications” means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement to the Agreement, any joinder to any Collateral Document and any other written Contractual Obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any Financial Statement, financial and other report, notice, request, certificate and other information material; provided, however, that, “Approved Electronic Communication” shall exclude (i) any notice of Borrowing, conversion or continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.06 and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the

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conditions set forth in Article 4 or any other condition to any Borrowing hereunder or any condition precedent to the effectiveness of this Agreement.

“Approved Electronic Platform” has the meaning specified in Section 9.16(a).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means ~~each of~~ Citibank, N.A.~~. and Credit Suisse Securities (USA) LLC, in each case, in its respective~~, in its capacity as ~~joint~~sole lead arranger and ~~joint~~sole bookrunner.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, substantially in the form of Exhibit F or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, in respect of any Capital Lease Obligations of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Availability” means, at any time of determination, the Maximum Revolving Credit at such time minus the Total Outstandings at such time.

“Availability Period” means the period from and including the Effective Date to but not including the Termination Date.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.17(d).

“Auto-Extension Letter of Credit” has the meaning specified in Section 2.04(c)(iii).

“Auto-Reinstatement Letter of Credit” has the meaning specified in Section 2.04(c)(iv).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

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“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq.

“Base Rate” means, for any day, in relation to a Loan in Dollars, a rate per annum equal to, the highest of (a) the rate of interest in effect for such day publicly announced from time to time by the Administrative Agent as its “prime rate” in effect in New York, New York; each change in such prime rate shall be effective on the date such change is publicly announced as effective, (b) the Federal Funds Rate for such day plus 0.50% and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00%. Any change in the Base Rate due to a change in the “prime rate”, the Federal Funds Rate or Term SOFR shall be effective from and including the effective date of such change in the “prime rate”, the Federal Funds Rate or Term SOFR, respectively.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Base Rate Term SOFR Determination Date” has the meaning specified in the definition of “Term SOFR”.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.17(a).

“Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; provided, that, if the Benchmark Replacement as determined above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

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(b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

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“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.17 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.17.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Beneficiary” means the Administrative Agent and each Arranger, Lender and L/C Issuer.

“Black Lung Act” means the Black Lung Benefits Act of 1972, 30 U.S.C. §§ 901, et seq., the Federal Mine Safety and Health Act of 1977, 30 U.S.C. §§ 801, et seq., the Black Lung Benefits Reform Act of 1977, Pub. L. No. 95-239, 92 Stat. 95 (1978), and the Black Lung Benefits Amendments of 1981, Pub. L. No. 97-119, Title 11, 95 Stat. 1643, in each case as amended.

“Black Lung Liability” means any liability or benefit obligations related to black lung claims and benefits under the Black Lung Act, and liabilities and benefits related to pneumoconiosis, silicosis, exposure to isocyanates or other lung disease arising under any federal or state law.

“Blocked Account Agreement” means, with respect to any Deposit Account, Securities Account, Commodities Contract or Commodities Account of any Loan Party, an agreement among the Administrative Agent, such Loan Party and such depository bank, securities intermediary or commodity intermediary, as applicable, sufficient to grant “control” to the Administrative Agent (a) under 9-104 of the UCC with respect to any Deposit Account, (b) under 9-106 of the UCC with respect to any Commodities Contract or Commodities Account or (c) under 8-106 of the UCC with respect to any Securities Account.

“Borrower Materials” has the meaning specified in Section 9.16(e).

“Borrower Obligations” means the Obligations of the Borrowers.

“Borrower Representative” has the meaning specified in Section 11.20.

“Borrowers” has the meaning specified in the preamble hereto.

“Borrowing” means any (a) borrowing consisting of simultaneous Loans of the same Type and, in the case of a SOFR Borrowing, having the same Interest Period made by each of the Lenders, (b) Swingline Loan or (c) Protective Advance.

“Borrowing Base” means, at any time:

(a) the sum of:

(i) the result of (x) eighty-five percent (85%) of the Eligible Billed Accounts of the Borrowers minus (y) the LTM Dilution Reserve (or, to the extent any such Eligible Billed Accounts are supported by Acceptable Credit Support, the greater of (A) the result

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of (x) 95% of such Eligible Billed Accounts minus (y) the LTM Dilution Reserve and (B) 90% of such Eligible Billed Accounts), plus

(ii) seventy-five percent (75%) of the Eligible Unbilled Accounts of the Borrowers; provided, in no event shall the aggregate amount included in the Borrowing Base under this clause (ii) exceed either (A) $25,000,000 or (B) an amount equal to 50% of the aggregate amount of Eligible Billed Accounts and Eligible Unbilled Accounts included in the Borrowing Base under clauses (i) and (ii) (for the avoidance of doubt, determined prior to giving effect to this proviso), respectively, at such time, plus

(iii) the lesser of (A) eighty-five percent (85%) of the remainder of (x) Inventory Value of the Eligible Coal Inventory of the Borrowers minus (y) the Lower of Cost or Market Reserve and any other Reserves established or maintained by the Administrative Agent in its Reasonable Credit Judgment in respect of any Eligible Coal Inventory of the Borrowers and (B) eighty-five percent (85%) of the Net Orderly Liquidation Value of the Eligible Coal Inventory of the Borrowers; provided, in no event shall the aggregate amount included in the Borrowing Base under this clause (iii) exceed ~~65~~85% of an amount equal to (x) the sum of clauses (i), (ii) (for the avoidance of doubt, determined prior to giving effect to the proviso therein), (iii) (for the avoidance of doubt, determined prior to giving effect to this proviso), (iv) (for the avoidance of doubt, determined prior to giving effect to the proviso therein), and (v), minus (y) any Reserves in effect under clause (b); plus

(iv) eighty-five percent (85%) of the Net Orderly Liquidation Value of any Eligible Supplies Inventory of the Borrowers; provided, in no event shall the aggregate amount included in the Borrowing Base under this clause (iv) exceed 10% of the aggregate amount of the Borrowing Base in effect at such time, plus

(v) one hundred percent (100%) of Qualified Cash of the Borrowers,

minus

(b) to the extent not included in the calculation of clauses (a)(i) through (a)(v) above, inclusive, any Reserves then in effect.

For the avoidance of doubt, the specified percentage set forth in this definition of “Borrowing Base” will not be reduced without the consent of the Borrowers.

“Borrowing Base Certificate” means a certificate substantially in the form of Exhibit G (with such changes therein as may be required by the Administrative Agent, in its Reasonable Credit Judgment, to reflect the components of, and Reserves against, the Borrowing Base from time to time), executed and certified as accurate and complete by a Responsible Officer of Holdings, which shall include detailed calculations as to the Borrowing Base as reasonably requested by the Administrative Agent.

“Borrowing Base Collateral” means the Collateral of the Loan Parties of the type included in clauses (a)(i) through (a)(v), inclusive, of the definition of “Borrowing Base”.

“Borrowing Notice” means a notice of a Borrowing, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Business” has the meaning specified in Section 5.09(a).

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“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the Laws of, or are in fact closed in, the state of New York.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations). For purposes of this definition, the purchase price of equipment that is purchased substantially concurrently with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time, the proceeds of such asset sale or the amount of such insurance proceeds, as the case may be.

“Capital Lease Obligations” means of any Person as of the date of determination, the aggregate liability of such Person under Financing Leases reflected as liability on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Collateralize” or “Cash Collateralization” has the meaning specified in Section 2.04(h).

“Cash Equivalents” means any of the following types of Investments:

(a) readily marketable obligations issued or directly and fully guaranteed or insured by the federal government of the United States of America or any agency or instrumentality thereof having maturities of not more than 12 months from the date of acquisition thereof;

(b) time deposits or eurodollar time deposits with, or overnight bank deposits and bankers’ acceptances of, any (i) Lender or (ii) commercial bank that is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) that, at the time of acquisition, are rated at least “A-1” by S&P or “P-1” by Moody’s, in each case with maturities of not more than twelve months from the date of acquisition thereof;

(c) (i) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) entered into with any financial institution meeting the qualifications specified in clause (b) above or (ii) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America, in each case maturing within 12 months or less from the date of acquisition, provided, that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985;

(d) commercial paper issued by any Person rated at least “A-1” by S&P or “P-1” by Moody’s, in each case with maturities of not more than 270 days from the date of acquisition thereof; and

(e) shares of any money market fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a), (b), (c) and (d) above, (ii) has net assets whose value exceeds $500,000,000 and (iii) is rated at least “A-1” by S&P or “P-1” by Moody’s.

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“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means (a) a Lender or an Affiliate of a Lender that is a party to a Cash Management Agreement on the Effective Date or (b) any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in each case, in its capacity as a party to such Secured Cash Management Agreement.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the enactment, adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority required to be complied with by any Lender (including the Swingline Lender) or any L/C Issuer, or by any office of such Lender or such L/C Issuer or by such Lender’s or such L/C Issuer’s holding company, if any; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L.. 111-203, H.r. 4173) and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means the occurrence of any of the following events:

(a) at any time prior to a Qualifying IPO of Holdings, the Permitted Holders shall fail to own, directly or indirectly, beneficially and of record, and have the right to vote, or the right to cause to be voted, Equity Interests in Holdings representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings;

(b) at any time after a Qualifying IPO of Holdings, an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) (other than Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 35% of the equity securities of Holdings entitled to vote for members of the board of directors or equivalent governing body of Holdings on a fully-diluted basis; or

(c) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Holdings after the date of this Agreement cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

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“Chattel Paper” has the meaning specified in the UCC.

“Closing Date” means April 1, 2016.

“Coal” means coal owned by Holdings or any of its Subsidiaries, or coal that Holdings or any of its Subsidiaries has the right to extract, in each case located on, under or within, or produced or severed from the Real Property owned by, or leased or licensed to, Holdings or any of its Subsidiaries.

“Coal Act” means the Coal Industry Retiree Health Benefit Act of 1992, 26 U.S.C. §§ 9701, et seq., as amended.

“Coal Inventory” means any Inventory consisting of coal; provided, that in the case of any such Inventory that constitutes raw coal, such raw coal Inventory shall be converted to the “clean coal equivalent” quantity thereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all of the property of the Loan Parties (other than Excluded Assets as defined in the Security Agreement) that is, under the terms of the Collateral Documents, subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties as security for the Obligations (it being understood and agreed that the Collateral shall include both the ABL Priority Collateral and the Non-ABL Priority Collateral).

“Collateral Account” means the account established by, and under the sole dominion and control of, the Administrative Agent maintained with the Administrative Agent or a bank affiliate of the Administrative Agent or any other bank reasonably acceptable to the Administrative Agent and designated by the Borrowers as the “Warrior Met Coal Collateral Account”.

“Collateral Agent” means Citibank, N.A., in its capacity as the collateral agent.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages and each of the mortgages, collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties as security for the Obligations.

“Commercial Tort Claim” has the meaning specified in the UCC.

“Commitment” means~~, (a) prior to the Maturity Date of the Non-Extending Commitment, as to each Lender, the amount set forth under the caption “Commitment” opposite such Lender’s name on Schedule 1.01(b)(i) and Schedule 1.01(b)(ii), as applicable, or, as the case may be, opposite such caption in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, and (b) following the Maturity Date of the Non-Extending Commitment~~, as to each Lender, the amount set forth under the caption “Commitment” opposite such Lender’s name on Schedule 1.01(b)(ii), or, as the case may be, opposite such caption in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Commitments as of the Effective Date ~~is~~was $132,000,000. The aggregate amount of the Commitments as of the First Amendment Effective Date is $143,000,000.

“Commodities Account” has the meaning specified in the UCC.

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“Commodities Contact” has the meaning specified in the UCC.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Commitment Fee” has the meaning specified in Section 2.10(a).

“Compliance Certificate” means a certificate substantially in the form of Exhibit E.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.05 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes.

“Consolidated EBITDA” means, with respect to Holdings and its Subsidiaries on a consolidated basis, for any period, the sum of:

(a) Consolidated Net Income for such period; plus

(b) to the extent deducted in calculating such Consolidated Net Income, without duplication, (i) all consolidated interest expense, determined in accordance with GAAP, for such period, (ii) all charges against income for such period for federal, state and local Taxes, including franchise and excise Taxes, (iii) depreciation and depletion expenses for such period (including, without limitation, amortization of intangibles, deferred financing fees and any amortization included in pension, other post-employment benefits or other employee benefit expenses, but excluding amortization of prepaid cash expenses that were paid in a prior period), (iv) amortization expenses for such period, (v) non-recurring fees, costs and expenses related to closing of the Facility, (vi) non-cash stock based compensation expense, and non-cash expenses or losses and other non-cash charges incurred during such period (excluding any non-cash charges representing an accrual of, or reserve for, cash charges to be paid within the next twelve months or inventory write downs), (vii) any non-cash losses from foreign currency transactions (including losses related to currency remeasurements of Indebtedness) for such period, to the extent that such losses were deducted in calculating Consolidated Net Income, (viii) non-cash purchase accounting adjustments, including but not limited to, the amortization of inventory, (ix) nonrecurring or unusual losses, business optimization expenses, charges, costs or expenses or any other restructuring charges (which, for the avoidance of doubt, shall include plant closure, retention, severance, systems establishment costs, excess pension charges, other post-employment benefits, black lung settlement, curtailment or other excess charges and fees, expenses, charges or premiums related to any offering or modification of Indebtedness of such Person permitted to be incurred), (x) any losses attributable to early extinguishment of Indebtedness, (xi) all non-cash

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impairment charges or non-cash charges resulting from amortization of intangibles, (xii) any net after-Tax loss from disposed, abandoned, transferred, closed or discontinued operations or fixed assets and any net after-Tax losses on disposal or disposed, abandoned, transferred, closed or discontinued operations or fixed assets, (xiii) [reserved], (xiv) the non-cash portion of “straight-line” rent expense, and (xv) accretion of asset retirement obligations in accordance with Accounting Standards Codifications 410 Asset Retirement and Environmental Obligations, and any similar accounting in prior periods; minus

(c) to the extent included in calculating such Consolidated Net Income, without duplication, (i) extraordinary gains, (ii) non-cash gains and other non-cash income, (iii) any non-cash gains from foreign currency transactions (including gains related to currency remeasurements of Indebtedness) for such period, to the extent that such gains were taken into account in computing Consolidated Net Income, (iv) gains attributable to early extinguishment of Indebtedness, (v) any net after-Tax income from disposed, abandoned, transferred, closed or discontinued operations or fixed assets and any net after-Tax gains on disposal or disposed, abandoned, transferred, closed or discontinued operations or fixed assets and (vi) the cash portion of “straight line” rent expense which exceeds the amount expensed in respect of such rent expense.

“Consolidated Net Income” means, for any period, in respect of Holdings and its Subsidiaries on a consolidated basis, an amount equal to the sum of the net income (or loss), determined in accordance with GAAP, before any reduction in respect of preferred stock dividends, and excluding the cumulative effect of any change in accounting principles made in such period in accordance with GAAP, which affects Consolidated Net Income.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, document, mortgage, deed of trust, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Consolidated Total Assets” means, on any date, the consolidated total assets of Holdings and its Subsidiaries as set forth on the consolidated balance sheet of Holdings at such date, determined in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Account” has the meaning specified in Section 6.19.

“Credit Extension” means each of the following: (a) a Borrowing or (b) an L/C Credit Extension.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means, at any time:

(a) when used with respect to any of the Obligations (other than SOFR Loans and Letter of Credit Fees), an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate

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applicable to Base Rate Loans (whether or not any Base Rate Loans are outstanding at such time) plus (iii) 2.00% per annum;

(b) when used with respect to any SOFR Loan, an interest rate equal to (i) the interest rate (including any Applicable Rate) otherwise applicable to such SOFR Loan plus (ii) 2.00% per annum (provided that, with respect to a SOFR Loan, the determination of the applicable interest rate is subject to Section 2.02(c) to the extent that Loans may not be converted to, or continued as, SOFR Loans, pursuant thereto); and

(c) when used with respect to Letter of Credit Fees, a rate equal to (i) the Applicable Rate applicable to Base Rate Loans (whether or not any Base Rate Loans are outstanding at such time) plus (ii) 2.00% per annum.

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified any of the Borrowers, the Administrative Agent, any L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or any of the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) upon delivery of written notice of such determination to the Borrowers, each L/C Issuer, the Swingline Lender and each Lender.

“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.

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“Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

“Deposit Account” has the meaning specified in the UCC.

“Designated Amount” has the meaning specified Section 11.16(a).

“Designation Notice” has the meaning specified in Section 11.16(a).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any Real Property Leases, notes or accounts receivable or any rights and claims associated therewith and including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division.

“Disregarded Domestic Person” means any direct or indirect Domestic Subsidiary (i) substantially all of the assets of which consist of the Equity Interests of one or more Foreign Subsidiaries or (ii) that is treated as a disregarded entity for U.S. federal income tax purposes that holds Equity Interests of one or more Foreign Subsidiaries.

“Distribution Conditions” mean, at any time of determination, with respect to any Restricted Payment made pursuant to Section 7.06(b), the satisfaction of each of the following conditions:

(a) no Event of Default has occurred and is continuing or would immediately result from the consummation of such Restricted Payment;

(b) a Liquidity Period is not in effect at such time; and

(c) the Borrowers shall have demonstrated compliance at the time of making such Restricted Payment with either clause (i) or clause (ii) below:

(i) (x) pro forma Availability immediately after giving effect to such Restricted Payment (taking into account any Credit Extensions made to finance such Restricted Payment) and (y) pro forma average Availability for the 30-day period immediately preceding the making of such Restricted Payment (assuming such Restricted Payment (and any Credit Extensions made to finance such Restricted Payment) shall have occurred on the first day of such period), shall be, in each case, greater than $~~21,875,000~~26,966,595, or

(ii) both (x)(1) pro forma Availability immediately after giving effect to such Restricted Payment (taking into account any Credit Extensions made to finance such Restricted Payment) and (2) pro forma average Availability for the 30-day period immediately preceding the making of such Restricted Payment (assuming such Restricted Payment (and any Credit Extensions made to finance such Restricted Payment) shall have occurred on the first day of such period), shall be, in each case, greater than $~~18,750,000~~23,114,224 and (y) the Fixed Charge Coverage Ratio, on a pro forma basis, as of the last day of the most recently ended Test Period (after giving pro forma effect to such

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Restricted Payment and each other Restricted Payment that has occurred since the beginning of such Test Period) shall not be less than 1.00 to 1.00.

“Document” has the meaning specified in the UCC.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary of Holdings that is organized under the laws of the United States, any state thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the first date on which all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01.
“Eligible Accounts” means, at any time of determination, the aggregate amount of all Accounts due to any of the Borrowers; provided, that unless otherwise approved from time to time in writing by the Administrative Agent in its sole discretion, no Account shall constitute an Eligible Account if, without duplication:

(a) except as provided in clause (w) of this definition, such Account does not arise from the sale of goods or the performance of services by any of the Borrowers in the ordinary course of its business;

(b) (i) such Account is contingent in any respect or for any reason, or the applicable Borrower’s right to receive payment with respect to such Account is subject to or contingent upon the satisfaction of any condition whatsoever (other than the preparation and delivery of an invoice) or (ii) as to which the applicable Borrower is prohibited by applicable Law from bringing and maintaining an action in the courts of the state or other jurisdiction where the Account Debtor is located;

(c) the Account Debtor with respect to such Account (i) has or has asserted a right of set-off, offset, deduction, defense, dispute, or counterclaim against any of the Borrowers (unless such Account Debtor has entered into a written agreement reasonably satisfactory to the Administrative Agent to waive such set-off, offset, deduction, defense, dispute, or counterclaim rights), (ii) has disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account or any other Account of any of the Borrowers which has not been resolved, in each case of clause (i) and (ii), without duplication, only to the extent of the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be or (iii)

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is also a creditor or supplier of any of the Borrowers or any of its respective Subsidiaries (but only to the extent of such Borrower’s or such Subsidiary’s obligations to such Account Debtor from time to time), in each case, unless such Account Debtor has executed any non-offset agreement in form and substance reasonably satisfactory to the Administrative Agent;

(d) such Account is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for the sale of goods to or services rendered for the applicable Account Debtor;

(e) except in the case of any Unbilled Accounts, an invoice, in form and substance consistent with such Borrower’s credit and collection policies, or otherwise reasonably acceptable to the Administrative Agent, has not been sent to the applicable Account Debtor in respect of such Account within 30 days of such preparation or otherwise reported to the Administrative Agent as Collateral (including Accounts identified as inactive, warranty or otherwise not attributable to an Account Debtor);

(f) such Account (i) is not owned by a Borrower or (ii) is subject to any Lien, other than Permitted Liens;

(g) such Account is the obligation of an Account Debtor that is (i) a Borrower or any of its Affiliates, or any of their respective directors, officers, employees or agents or (ii) a natural Person;

(h) such Account (i) is subject to a partial payment plan, (ii) was not paid in full, and any Borrower created a new receivable for the unpaid portion of such Account or (iii) constitutes or is subject to chargebacks, debit memos and other adjustments for unauthorized deductions;

(i) such Account is created on cash on delivery terms, or on extended terms and is due and payable more than 90 days from the invoice date thereof;

(j) such Account (i) is not paid within 60 days following the original due date or 90 days following the original invoice date or (ii) has been written off the books of any of the Borrowers or has otherwise been designated on such books as uncollectible;

(k) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due;

(l) any Account Debtor obligated upon such Account is a debtor or a debtor in possession under any bankruptcy law or any other federal, state or foreign (including any provincial or territorial) receivership, insolvency relief or any other Debtor Relief Law, unless the payment with respect to such Account is supported by Acceptable Credit Support;

(m) (i) with respect to such Account (or any other Account due from the applicable Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason or (ii) such Account is otherwise classified as a note receivable and the obligation with respect thereto is evidenced by a promissory note or other debt instrument or agreement;

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(n) such Account is the obligation of an Account Debtor from whom 50% or more of the face amount of all Accounts owing by such Account Debtor are ineligible under clause (j) of this definition;

(o) such Account is one as to which the Collateral Agent’s Lien attached thereon, for the benefit of itself and the other Secured Parties, is not a valid first priority perfected Lien (subject to Permitted Liens);

(p) Accounts as to which any of the representations or warranties in the Loan Documents with respect to such Accounts are untrue or inaccurate in any material respect (or, with respect to representations or warranties that are qualified by materiality, any of such representations and warranties are untrue or inaccurate);

(q) such Account is evidenced by a judgment, Instrument or Chattel Paper, other than Instruments or Chattel Paper that are held by any of the Borrowers or that have been delivered to the Administrative Agent;

(r) such Account is payable in any currency other than Dollars;

(s) the Account Debtor with respect to such Account (i) is not organized under laws of the United States, any state thereof or the District of Columbia or (ii) is not located, resident or domiciled in, or does not maintain its chief executive office in, the United States; unless, in each case, (A) in the case of this clause (A), subject to the prior written consent of the Administrative Agent in its sole discretion, (x) the jurisdiction of organization of such Account Debtor and its location, residence, domicile and jurisdiction of its chief executive office are satisfactory to the Administrative Agent in its sole discretion and (y) the applicable Borrower (1) has delivered a written notice, in form and substance reasonably acceptable to the Administrative Agent, to such Account Debtor that such Borrower has pledged or assigned to the Collateral Agent a security interest in all or any portion of its rights to such Account and the right to receive payments thereunder (each, a “Notification”) and (2) has used commercially reasonable efforts to obtain an acknowledgement, in form and substance reasonably acceptable to the Administrative Agent, to each Notification from each such Account Debtor or (B) payment with respect to such Account is supported by Acceptable Credit Support;

(t) such Account is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or department, agency or instrumentality thereof, unless the applicable Borrower has duly assigned its rights to payments of such Account to the Administrative Agent pursuant to, and has other complied with, the Federal Assignment of Claims Act of 1940, as amended, and any other applicable state, county or municipal Law restricting assignment thereof, which assignments and any related documents and filings, shall be satisfactory to the Administrative Agent in its Reasonable Credit Judgment;

(u) such Account has been redated, extended, compromised, settled, adjusted or otherwise modified or discounted, except discounts or modifications that are granted by a Borrower in the ordinary course of business and that are reflected in the calculation of the Borrowing Base;

(v) the Account Debtor with respect to such Account is located in a state of the United States of America requiring the filing of a notice of business activities report or similar report in order to permit a Borrower to seek judicial enforcement in such state of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a notice of business activities report or equivalent report for the then-current year or if such failure to file and inability

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to seek judicial enforcement is capable of being remedied without any material delay or material cost;

(w) such Account was acquired or originated by a Person acquired in a Permitted Acquisition or other Investment (until such time as the Administrative Agent has completed a customary due diligence investigation as to such Accounts and such Person, which investigation may, at the sole discretion of the Administrative Agent, include an appraisal and/or field examination, and the Administrative Agent is satisfied with the results thereof in its Reasonable Credit Judgment);

(x) such Account (i) represents a sale on a bill-and-hold, guaranteed sale, sale and return, ship-and-return, sale on approval, consignment or other similar basis or (ii) was made pursuant to any other agreement providing for repurchases or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory;

(y) any such Account that is the obligation of an Account Debtor that is, to the knowledge of any Borrower or the Administrative Agent, a Sanctioned Person;

(z) any such Account that is subject to a restriction on assignment that is enforceable against third parties and that impairs the Collateral Agent’s Lien on such Account or the Administrative Agent’s ability to enforce the Account;

(aa) such Account is subject to any security deposit (to the extent received from the applicable Account Debtor), progress payment, retainage or other similar advance made by or for the benefit of the applicable Account Debtor, in each case to the extent thereof;

(bb) such Account was invoiced in advance of goods or services provided, (ii) such Account was invoiced twice or more, or (iii) the associated revenue has not been earned;

(cc) except in the case of any Unbilled Accounts, the goods giving rise to such Account have not been shipped and/or title has not been transferred to the Account Debtor, or the Account represents a progress-billing or otherwise does not represent a complete sale; for purposes hereof, “progress-billing” means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon the completion by a Borrower of any further performance under the contract or agreement; or

(dd) such Account is otherwise unacceptable to the Administrative Agent in its Reasonable Credit Judgment.

In determining the amount of any Account, the face amount of such Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (A) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that any of the Borrowers may be obligated to rebate to a customer pursuant to the terms of any written agreement or understanding), (B) the aggregate amount of all limits and deductions provided for in this definition and elsewhere in the Loan Documents, if any, and (C) the aggregate amount of all cash received in respect of such Account but not yet applied by a Borrower to reduce the amount of such Account.

Notwithstanding the foregoing, if at any time the aggregate amount of all Accounts of any single Account Debtor and its Affiliates exceeds ~~25.0~~30.0% of the aggregate amount of all Eligible Accounts (for the avoidance of doubt, determined prior to giving effect to the proviso in clause (ii) of the definition of

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“Borrowing Base”), then the Accounts of such Account Debtor in excess of such percentage shall not be deemed “Eligible Accounts,” unless such Account is supported by Acceptable Credit Support.

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund that is, in the case of this clause (c) approved by each L/C Issuer; and (d) any other Person (other than a natural person) that is, in the case of this clause (d), approved by (i) the Administrative Agent, (ii) the Swingline Lender, (iii) each L/C Issuer and (iv) unless an Event of Default under Section 8.01(a), Section 8.01(f) or Section 8.01(g) has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed, provided that the Borrowers shall be deemed to have consented to the assignment to such Person if the Borrowers have not responded within 10 Business Days of a request for such approval); provided, further, that in no event shall any Borrower or its Subsidiaries or Defaulting Lender be an “Eligible Assignee”.

“Eligible Billed Account” means, at any time of determination, each Eligible Account of the Borrowers for which an invoice has been sent to the applicable Account Debtor with respect to such Eligible Account.1

“Eligible Coal Inventory” means any Coal Inventory of the Borrowers that constitutes Eligible Inventory.

“Eligible Inventory” means, at any time of determination, without duplication, the Inventory Value of all Coal Inventory and Supplies Inventory of the Borrowers at such time; provided, that unless otherwise from time to time approved in writing by the Administrative Agent in its sole discretion, no Inventory shall constitute Eligible Inventory if, without duplication:

(a) the applicable Borrower does not have good and valid title to such Inventory, free and clear of any Lien (other than Permitted Liens);

(b) the Administrative Agent’s Lien on such Inventory, for the benefit of itself and the other Secured Parties, is not a valid first priority perfected Lien (subject to Permitted Liens);

(c) any of the representations or warranties in the Loan Documents with respect to such Inventory are untrue or inaccurate in any material respect (or, with respect to representations or warranties that are qualified by materiality, any of such representations and warranties are untrue or inaccurate);

(d) such Inventory (i) is either not finished goods (other than raw or unprocessed coal) or which constitutes work-in-process, packaging and shipping material or bill-and-hold goods, (ii) constitutes goods held on consignment (including any goods consigned at the location of a customer, supplier or contractor, but that are accounted for in the Inventory balance of the Borrowers) or (iii) constitutes goods which are not of a type held for sale in the ordinary course of business (other than in respect of Supplies Inventory);

(e) such Inventory is in-transit to or from a location not leased or owned by a Borrower (it being understood that the Borrowers shall provide their best estimate of the value of all such Inventory, which estimate is to be reflected in the Borrowing Base Certificate), other than any Coal

1 Note to Ballard: OK for Eligible Billed Accounts of WMC Gas, LLC to be included, subject to the field exam.

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Inventory that is physically within the United States and in-transit between the applicable coal mine and the Port of Mobile, Alabama;

(f) such Inventory is not located in the United States of America;

(g) such Inventory is located at any location leased by any of the Borrowers, unless (i) the lessor has delivered to the Administrative Agent a Landlord Lien Waiver as to such location or (ii) a Rent Reserve has been established by the Administrative Agent in its Reasonable Credit Judgment (measured as of the most recent practicable date);

(h) such Inventory is located in any third-party storage facility or is otherwise in the possession of a warehouseman or bailee (including any repairman) and is not evidenced by a Document, unless (i) such third party, warehouseman or bailee has delivered to the Administrative Agent a Landlord Lien Waiver and such other documentation as the Administrative Agent may reasonably require or (ii) a Rent Reserve has been established by the Administrative Agent in its Reasonable Credit Judgment;

(i) such Inventory is being processed or manufactured offsite (unless such processor or manufacturer has delivered to the Administrative Agent a Landlord Lien Waiver and such other documentation as the Administrative Agent may reasonably require);

(j) such Inventory was acquired or originated by a Person acquired in a Permitted Acquisition or other Investment (until such time as the Administrative Agent has completed a customary due diligence investigation as to such Inventory and such person, which investigation may, at the sole discretion of the Administrative Agent, include an inventory appraisal and/or field examination, and the Administrative Agent is satisfied with the results thereof in its Reasonable Credit Judgment);

(k) except in the case of Supplies Inventory, such Inventory consists of operating supplies, labels, packaging or shipping materials, cartons, repair parts, labels or miscellaneous spare parts, nonproductive stores Inventory and other such materials, in each case, not considered used for sale in the ordinary course of business;

(l) such Inventory is obsolete, slow-moving, nonconforming or unmerchantable or is identified as a write-off, overstock or excess by any of the Borrowers;

(m) any such Inventory, to the extent of any portion of the Inventory Value thereof that is attributable to intercompany profit among the Borrowers or any of their respective Affiliates (it being understood and agreed that the applicable Borrower shall provide its best estimate of such Inventory Value to the Administrative Agent, which Inventory Value shall be approved by the Administrative Agent and reflected in the most recent Borrowing Base Certificate);

(n) any such Inventory as to which any of the Borrowers takes an unrecorded book to physical inventory reduction based on the average of the most recent 12 months of physical inventory adjustments; or

(o) such Inventory is otherwise unacceptable to the Administrative Agent in its Reasonable Credit Judgment.

“Eligible Supplies Inventory” means any Supplies Inventory of the Borrowers that constitutes Eligible Inventory.

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“Eligible Unbilled Account” means, at any time of determination, without duplication, each Unbilled Account of the Borrowers which constitutes an Eligible Account at such time; provided, that unless otherwise approved from time to time in writing by the Administrative Agent in its sole discretion, no Eligible Unbilled Account shall constitute an Eligible Unbilled Account if:

(a) the entire amount of the relevant Coal Inventory pertaining to such Unbilled Account has not, at such time, been loaded onto a shipping vessel at the applicable port (or other shipping location used by the applicable Borrower); and

(b) such shipping vessel is scheduled to depart the relevant port or shipping location to deliver such Coal Inventory to the applicable Account Debtor upon completion of loading, and title and risk of loss to such Coal Inventory shall have passed to the Account Debtor at or prior to such time.

“Environment” means ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata or sediment, natural resources such as flora or fauna.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, concessions, grants, franchises, agreements or other governmental restrictions or common law causes of action relating to (a) protection of the Environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous materials, substances or wastes into the Environment, (b) the SMCRA, (c) the MSHA, (d) human health as affected by hazardous or toxic materials substances or wastes, (e) acid mine drainage and (f) mining operations and activities to the extent relating to protection of the Environment or Reclamation; provided, that “Environmental Laws” do not include any laws relating to worker or retiree benefits, including benefits arising out of occupational diseases.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrowers, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the Environment, (e) Reclamation or (f) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permits” means any and all permits, licenses, registrations, certifications, notifications, exemptions and any other authorization required under any applicable Environmental Law (including, without limitation, those necessary under any applicable Environmental Laws for the construction, maintenance and operation of any coal mine or related processing facilities or Reclamation).

“Equipment” has the meaning specified in the UCC.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and

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whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any of the Borrowers within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any of the Borrowers or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any of the Borrowers or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in “endangered” or “critical” status; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any Lien pursuant to ERISA or the Code with respect to any Pension Plan or any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any of the Borrowers or any of their respective ERISA Affiliates or (g) the failure to meet the minimum funding standard of Section 412 of the Code with respect to a Pension Plan or the filing of a request for a waiver of such standards.

“Erroneous Payment” has the meaning assigned to it in Section 9.18(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 9.18(d).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 9.18(d).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 9.18(d).

“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 9.18(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning specified in Section 8.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Account” means (a) any Deposit Account, Securities Account or Commodities Account of any Loan Party holding at all times less than $500,000 individually and $2,000,000 in the aggregate and (b) any other Deposit Account of any Loan Party used exclusively to hold funds (i) to be used to pay payroll and other employee wage and benefit payments to or for the benefit of any Loan Party’s or any of its Subsidiaries’ officers, directors or employees, (ii) to be used to pay Taxes (including sales Tax) required to be collected, remitted or withheld by any Loan Party or any of its Subsidiaries, (iii) zero balance disbursement accounts or (iv) which any Loan Party or any of its Subsidiaries holds on behalf of a third

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party (other than any Affiliate of such Loan Party or such Subsidiary) as escrow or fiduciary for such third party.

“Excluded Assets” has the meaning specified in the Security Agreement.

“Excluded Subsidiary” means any Subsidiary of Holdings that is (a) an Unrestricted Subsidiary, (b) prohibited by any applicable requirement of Law or by any Contractual Obligation existing on the Effective Date (or, if later, on the date such Subsidiary is acquired pursuant to an acquisition permitted hereunder (so long as such prohibition is not incurred in contemplation of such acquisition)) from providing a Guarantee of the Obligations or that would require the consent, approval, license or authorization of any Governmental Authority in order to provide such Guarantee or where the provision of such Guarantee would result in material adverse Tax consequences to the Borrowers and their respective Subsidiaries as reasonably determined by Holdings, (c) a Disregarded Domestic Person, (d) a Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (e) a Domestic Subsidiary that is an indirect Subsidiary of a Disregarded Domestic Person, (f) an Immaterial Subsidiary, (g) a CFC ~~or~~, (h) a Subsidiary that is a captive insurance company or (i) any other Subsidiary to the extent that the burden or cost of providing a Guarantee of the Obligations outweighs the benefit afforded thereby as reasonably determined by the Administrative Agent and Holdings.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) branch profits Taxes, Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes, in each case, (i) imposed on it as a result of the Administrative Agent, such Lender or such L/C Issuer (or such other recipient) being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrowers under Section 11.13), United States withholding Taxes that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or any tax that is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law after the date such Foreign Lender becomes a party hereto) to comply with Section 3.01(f); except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of the designation of a new Lending Office (or assignment), to receive additional amounts from Borrowers with respect to such withholding tax pursuant to Section 3.01(a), or (c) any United States withholding Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning specified in the introductory statement hereto.

“Existing Facility” has the meaning specified in the introductory statement hereto.

~~“Extending Commitments” means, as to each Lender, the amount set forth under the caption “Commitment” opposite such Lender’s name on Schedule 1.01(b)(ii), or, as the case may be, opposite such caption in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Effective Date, the aggregate amount of Extending Commitments is $116,000,000.~~

“Facility” has the meaning specified in the introductory statement hereto.

“Facility Increase” has the meaning specified in Section 2.15.

“Facility Increase Amount” has the meaning specified in Section 2.15.

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“Fair Market Value” means with respect to any asset or group of assets at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined in good faith by the Borrowers or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code, and applicable intergovernmental agreements and related legislation or official administrative rules or practices with respect thereto.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Federal Reserve Board” means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

“Fee Letter” means, that certain fee letter, dated as of November 7, 2021, among the Borrowers and Citigroup Global Markets Inc.

“First Amendment” means that certain First Amendment to Second Amended and Restated Asset-Based Revolving Credit Agreement, dated as of August 28, 2025, by and among the Borrower, the Loan Parties, the Lenders and the Administrative Agent.

“First Amendment Effective Date” has the meaning given to such term in the First Amendment.
“First Amendment Fee Letter” means that certain Fee Letter, dated as of July 22, 2025, among the Borrowers and Guarantors party thereto and Citigroup Global Markets Inc.

“Financial Statements” means the financial statements of Holdings and its Subsidiaries, on a consolidated basis, delivered in accordance with Section 6.01.

“Financing Lease” means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee; provided that for all purposes hereunder, the amount of Indebtedness under any Financing Lease shall be the capitalized amount thereof appearing on such balance sheet in accordance with GAAP.

“Fixed Charges” shall mean, for any period, the sum of, without duplication: (a) all scheduled amortization payments of principal paid or due and payable during such period by Holdings or any its Subsidiaries in respect of any Indebtedness under clause (a) of the definition thereof (including scheduled payments of the principal portion of Capital Lease Obligations), plus (b) consolidated interest expense (including the interest component of payments under Capital Lease Obligations) of Holdings and its

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Subsidiaries for such period, plus (c) the aggregate amount of Federal, state, local and foreign income Taxes and franchise and similar Taxes (net of any benefit or credit) included in the determination of Consolidated Net Income paid in cash during such period, plus (d) all Restricted Payments payable during such period to any Person other than Holdings and its Subsidiaries; provided that, notwithstanding anything herein to the contrary, solely for purposes of Section 7.02(m)(ii), all such Restricted Payments described in clause (d) of this definition shall be excluded in determining the Fixed Charge Coverage Ratio.

“Fixed Charge Coverage Ratio” shall mean, with respect to any period, the ratio of (a) Consolidated EBITDA of Holdings and its Subsidiaries for such period, minus non-financed Capital Expenditures (including Capital Expenditures financed with the proceeds of any Loans) paid or payable currently in cash by Holdings or any of its Subsidiaries for such period, to (b) the Fixed Charges of Holdings and its Subsidiaries during such period. Notwithstanding anything herein to the contrary, solely for purposes of Section 7.02(m)(ii), “Fixed Charge Coverage Ratio” shall mean, with respect to any period, the ratio of (a) Consolidated EBITDA of Holdings and its Subsidiaries for such period, to (b) the Fixed Charges of Holdings and its Subsidiaries during such period.

“Fixtures” has the meaning specified in the UCC.

“Floor” means a rate of interest equal to 0.50%.

“Foreign Lender” means, with respect to the Borrowers, any Lender that is organized under the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia.

“Foreign Subsidiary” means any Subsidiary of Holdings that is not a Domestic Subsidiary.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any L/C Issuer, such Defaulting Lender’s Ratable Portion of the outstanding L/C Obligations with respect to Letters of Credit issued by such L/C Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof; and (b) with respect to the Swingline Lender, such Defaulting Lender’s Ratable Portion of outstanding Swingline Loans made by the Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” means, with respect to any specified Person, any Indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent: (a) in respect of borrowed money or advances; (b) Capital Lease Obligations; (c) purchase money Indebtedness or (d) evidenced by loan agreements, bonds, notes or debentures or similar instruments or letters of credit (solely to the extent such letters of credit or other similar instruments have been drawn and remain unreimbursed), or, without duplication, reimbursement agreements in respect thereof. For the avoidance of doubt, “Funded Debt” shall not include Hedging Obligations.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions and comparable stature and authority within the accounting profession), that are applicable to the circumstances as of the date of determination.

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“General Intangible” has the meaning set forth in Article 9 of the UCC.

“Goods” has the meaning specified in the UCC.

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to the extent the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation in order to induce the creation of such obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, reimbursement obligations under letters of credit and any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee shall not include (i) ordinary course performance guarantees by any Loan Party of the obligations (other than for the payment of borrowed money) of any other Loan Party and (ii) endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrowers in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means, as of the Effective Date, each Guarantor listed on Schedule 1.01(a), and each of the existing and future, direct or indirect, Domestic Subsidiaries of Holdings (other than any Excluded Subsidiary) that guarantees the Obligations pursuant to Section 6.12.

“Hazardous Materials” means (i) any explosive or radioactive substances or wastes and (ii) any substances, materials or wastes, defined or regulated as “hazardous”, “toxic”, a “pollutant”, a “contaminant” under, or that could reasonably be expected to give rise to liability under, any applicable Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any coal ash, coal combustion by-products or waste, boiler slag, scrubber residue or flue desulphurization residue.

“Hedge Bank” means (a) a Lender or an Affiliate of a Lender that is a party to a Secured Hedge Agreement as of the Effective Date or (b) any Person that, at the time it enters into a Secured Hedge Agreement, is a Lender or an Affiliate of a Lender, in each case, in its capacity as a party to such Secured Hedge Agreement.

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“Hedging Obligations” means the amount of all debts, liabilities and obligations of any Loan Party in respect of any Secured Hedge Agreement; provided that, in respect of Hedging Obligations of such Loan Party owed to the applicable Hedge Bank at any time, such amount shall be deemed to be the Swap Termination Value thereof as of such date.

“Hedging Reserve” means a reserve established by the Administrative Agent in its Reasonable Credit Judgment in respect of Hedging Obligations based upon the credit exposure of any Hedge Banks to any Loan Party in respect of any Hedging Obligations, as notified by such Hedge Bank in writing to the Administrative Agent; provided that (x) the maximum amount of Hedging Reserves in respect of each Hedge Bank shall not exceed the lesser of (i) the actual credit exposure of such Hedge Bank to the Loan Parties and (ii) the aggregate Designated Amounts with respect to such Hedge Bank and (y) the aggregate maximum amount of Hedging Reserves shall in no event exceed the lesser of (i) $25,000,000 and (ii) the actual credit exposure of all Hedge Banks to the Loan Parties.

“Honor Date” shall have the meaning specified in Section 2.04(d)(i).

“Immaterial Subsidiary” means, at any date of determination, each Subsidiary of Holdings that is not a Material Subsidiary.

“Increase Effective Date” has the meaning specified in Section 2.15.
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all reimbursement obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, bid, performance and Reclamation bonds, surety and appeal bonds and similar instruments issued for the account of such Person;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and accrued expenses and payroll incurred in the ordinary course of business), including any earn-out obligation to the extent the same would be required to be shown as a liability on the balance sheet of such Person prepared in accordance with GAAP;

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) Capital Lease Obligations; and

(g) all Guarantees of such Person in respect of any of the foregoing Indebtedness of any other Person.

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For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, to the extent such person is liable therefor as a result of such Person’s ownership interest in such entity or otherwise, except (other than in the case of general partner liability) to the extent that the terms of such Indebtedness expressly provide that such person is not liable therefor. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Liabilities” has the meaning specified in Section 11.04.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Instrument” has the meaning specified in the UCC.

“Intellectual Property” has the meaning specified in Section 5.18.

“Intellectual Property Security Agreements” has the meaning specified in the Security Agreement.

“Interest Payment Date” means, (a) as to any SOFR Loan, the last day of each Interest Period applicable to such Loan, and in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three‑month intervals after the first day of such Interest Period, and the Termination Date; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Termination Date.

“Interest Period” means, as to any Borrowing, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one, three or six months thereafter, as selected by a Borrower in its Borrowing Notice or Notice of Conversion or Continuation, as applicable; provided, that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) no Interest Period shall extend beyond the Maturity Date ~~applicable to the Extending Commitments~~; and

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(d) no tenor that has been removed from this definition pursuant to Section 2.17(d) shall be available for specification in such Borrowing Request or Interest Election Request.

For purposes hereof, the date of a Loan or Borrowing initially shall be the date on which such Loan or Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan or Borrowing

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, including by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance (excluding intercompany liabilities incurred in the ordinary course of business in connection with the cash management operations of the Loan Parties) or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the assets or business of another Person or assets that constitute a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be (i) the amount actually invested, as determined immediately prior to the time of each such Investment, without adjustment for subsequent increases or decreases in the value of such Investment minus (ii) the amount of any returns (including dividends, interest, distributions, returns on principal, profits on sale, repayment, income and similar amounts) received in connection with such Investment and any return of capital and any payment of principal received in respect of such Investment that in each case is received in cash, Cash Equivalents or short-term marketable debt securities (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent change in value).

“Investment Property” has the meaning specified in the UCC.

“Interpolated Screen Rate” means, for any Interest Period with respect to any SOFR Loan, the rate which results from interpolating on a linear basis between (a) the applicable Screen Rate for the period next longer than the length of such Interest Period and (b) the applicable Screen Rate for the period next shorter than the length of such Interest Period.

“Inventory” has the meaning specified in the UCC.

“Inventory Value” means, at any time of determination, with respect to any Inventory of any of the Loan Parties (i) with respect to any Coal Inventory, the actual production cost per ton thereof, based on the “clean coal equivalent” thereof and (ii) with respect to any other Inventory, the standard cost determined on a “first in-first out” basis and carried on the general ledger or inventory system of such Loan Party stated on a basis consistent with its current and historical accounting practices, in Dollars, determined in accordance with GAAP, less, without duplication, (x) any markup on Inventory from an Affiliate and (y) in the event variances under GAAP are expensed, a Reserve determined by the Administrative Agent in its Reasonable Credit Judgment as appropriate in order to adjust the standard cost of Eligible Inventory to approximate actual cost.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by any L/C Issuer and the Borrowers (or any Subsidiary) or in favor of such L/C Issuer and relating to any such Letter of Credit.

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“Joint Venture” means any Person (other than a Subsidiary) in which Holdings or any of its Subsidiaries holds an ownership interest.

“Landlord Lien Waiver” means any landlord lien waiver, estoppel, warehouseman waiver or other collateral access or similar letter or agreement.

“Laws” means, as to any Person, collectively, all international, foreign, Federal, state and local laws, statutes, treaties, rules, regulations, ordinances, codes, and determinations of arbitrators or courts or other Governmental Authorities, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“L/C Cash Collateral Account” means the account established by, and under the sole dominion and control of, the Administrative Agent maintained with the Administrative Agent and designated as the “Warrior Met L/C Cash Collateral Account”.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means, collectively, each of Citibank, N.A., ~~Credit Suisse AG, Cayman Islands Branch~~Texas Capital Bank, Goldman Sachs Bank ~~N.A., BMO Harris~~USA, Regions Bank ~~N.A.~~ and Royal Bank Of Canada in its respective capacity as issuer of Letters of Credit hereunder, and any other Lender or Lenders reasonably acceptable to Holdings and the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) that agree to act as L/C Issuer, and any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts with respect to Letters of Credit, including all L/C Borrowings plus the aggregate amount of Letter of Credit Fees then due and payable.

“L/C Sublimit” means, at any time, (a) with respect to all of the L/C Issuers taken as a whole, no more than $65,000,000 and (b) with respect to each L/C Issuer individually, an amount allocated to such L/C Issuer by the Administrative Agent, at the request of the Borrowers, and accepted by such L/C Issuer in its sole discretion. As of the Effective Date, the L/C Sublimit of each L/C Issuer referred to in clause (b) above shall be the amount set forth opposite such L/C Issuer’s name on Schedule 1.01(b).

“Lender” means~~, (a) prior to the Maturity Date applicable to the Non-Extending Commitments, each financial institution listed on Schedule 1.01(b)(i) and Schedule 1.01(b)(ii), as applicable, as well as any Person that becomes a “Lender” hereunder pursuant to Section 11.06(b), and (b) following the Maturity Date applicable to the Non-Extended Commitments,~~  each financial institution listed on Schedule 1.01(b)(ii), as well as any Person that becomes a “Lender” hereunder pursuant to Section 11.06(b). Unless the context requires otherwise, the term “Lender” shall include the Swingline Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire or Assignment and Acceptance by which it became a Lender

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or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent.

“Letter of Credit” means any letter of credit issued pursuant to Section 2.04(a).

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by any L/C Issuer.

“Letter of Credit Fee” has the meaning specified in Section 2.04(j).

“Letter of Credit Sublimit Expiration Date” means the day that is 5 Business Days prior to the Maturity Date ~~applicable to the Extending Commitments~~ (or, if such day is not a Business Day, the next preceding Business Day).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Financing Lease having substantially the same economic effect as any of the foregoing).

“Liquidity Period” means any period commencing on any day that (i) any Event of Default shall have occurred and be continuing, (ii) Availability shall be less than the greater of (x) $~~14,062,500~~17,335,668 and (y) 15% of the Maximum Revolving Credit for a period of five (5) consecutive Business Days or (iii) Availability shall less than the greater of (x) $~~11,718,750~~14,446,390 and (y) 12.5% of the Maximum Revolving Credit on any Business Day, which period shall terminate on the date on which Availability has exceeded $~~14,062,500~~17,335,668 for a period of 30 consecutive calendar days.

“Loan” has the meaning specified in Section 2.01.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Collateral Documents, (d) each Issuer Document, (e) each Secured Hedge Agreement, (f) each Secured Cash Management Agreement and (g) the ABL Intercreditor Agreement.

“Loan Parties” means, collectively, the Borrowers and each Guarantor.

“Lower of Cost or Market Reserve” means any reserve established by the Administrative Agent at any time in respect of the amount by which the Inventory Value of any Coal Inventory exceeds the Market Value thereof.

“LTM Dilution” means as of any date of determination, a percentage, based upon the experience of the immediately preceding twelve-month period, that is the result of dividing the amount of (a) bad debt write-downs, discounts, advertising allowances, price adjustment credits, other sales adjustments, or other dilutive items with respect to all of the Borrowers’ Accounts during such period, by (b) all of the Borrowers’ billings with respect to Accounts during such period.

“LTM Dilution Reserve” means as of any date of determination with respect to the advance rate applicable to (i) Eligible Billed Accounts of the Borrowers (other than Eligible Billed Accounts which are supported by Acceptable Credit Support), an amount sufficient to reduce such advance rate by each basis point for each basis point by which LTM Dilution is in excess of 5% and (ii) Eligible Billed Accounts of

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the Borrowers which are supported by Acceptable Credit Support, an amount sufficient to reduce such advance rate by each basis point for each basis point by which LTM Dilution is in excess of 0%.

“Market Value” means, with respect to any Coal Inventory, the fair market value thereof, determined based on the actual selling price of coal to third-parties at any time during the period following the last day of any month (or, during a Liquidity Period, any applicable week) and prior to the delivery of the Borrowing Base Certificate with respect to such month or week, as applicable; provided, that if the aggregate volume of Coal Inventory sold at any time during such period is less than the aggregate on-hand volume of Coal Inventory as of the date of such Borrowing Base Certificate, the Market Value shall be reasonably determined in good faith by the Loan Parties consistent with past practices of the Loan Parties and its Subsidiaries.

“Material Adverse Effect” means a material adverse effect upon (a) the business, assets, operations, property or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Secured Parties hereunder or thereunder and (c) the ability of the Loan Parties (taken as a whole) to perform their obligations under the applicable Loan Documents.

“Material Leased Real Property” means (a) as of the Effective Date, all Real Property located in Tuscaloosa County or Jefferson County, Alabama subject to a Real Property Lease under which any Loan Party is the lessee or tenant (x) that is essential to Holdings’ mine plan for the period from the Effective Date to the Maturity Date ~~applicable to the Extending Commitments~~ and (y) in respect of which the coal royalties payable under such Real Property Lease are or would reasonably be expected to be equal to or greater than $1,500,000, in the aggregate, during the period from the Effective Date to the Maturity Date ~~applicable to the Extending Commitments~~, in the case of each of clauses (x) and (y) above, as determined by Holdings on the Effective Date in its reasonable judgment, as listed on Schedule 5.08(a), and (b) any other Real Property subject to a Real Property Lease that any Loan Party enters into or acquires after the Effective Date as the lessee or tenant thereunder for the purpose of mining or conducting mining operations on such leased Real Property (including, without limitation, extraction of coal and other minerals and the processing and transport thereof) (x) that is essential to Holdings’ mine plan for the period from the date of execution of such Real Property Lease to the Maturity Date ~~applicable to the Extending Commitments~~ and (y) in respect of which the coal royalties payable under such Real Property Lease are or would reasonably be expected to be equal to or greater than $1,500,000, in the aggregate, during the period from date of execution of such Real Property Lease to the Maturity Date ~~applicable to the Extending Commitments~~, in the case of each of clauses (x) and (y) above, as determined by Holdings on the date of execution of such Real Property Lease in its reasonable judgment.

“Material Owned Real Property” means (a) as of the Effective Date, all Real Property consisting of a fee or surface estate located in Tuscaloosa County or Jefferson County, Alabama owned by any Loan Party that is essential to Holdings’ mine plan or surface operations (including the transportation and/or shipping of coal, support for mining activities and maintenance of underground and surface equipment) for the period from the Effective Date to the Maturity Date ~~applicable to the Extending Commitments~~ as determined by Holdings on the Effective Date in its reasonable judgment, as listed on Schedule 5.08(b), and (b) any other Real Property consisting of a fee or surface estate that the any Loan Party acquires an ownership interest in after the Effective Date for the purpose of mining or conducting mining operations on such Real Property (including, without limitation, extraction of coal and other minerals and the processing and transport thereof) the fair value of which, as of the date of acquisition thereof, is equal to or greater than $10,000,000 as determined by the applicable tax assessor.

“Material Subsidiary” means, at any date of determination, each of the Subsidiaries of Holdings (a) whose total assets at the last day of the most recently ended Test Period were equal to or greater than

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2.5% of the Consolidated Total Assets of Holdings and its Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of Holdings and its Subsidiaries for such Test Period, in each case determined in accordance with GAAP; provided, that if, at any time and from time to time, Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0% of Consolidated Total Assets of Holdings and its Subsidiaries as of the end of the most recently ended fiscal quarter or fiscal year for which financial statements are required to have been delivered pursuant to Section 6.01 or more than 5.0% of the consolidated gross revenues of Holdings and its Subsidiaries for the Test Period ending as of the last day of such fiscal quarter or fiscal year, then the Borrowers shall, not later than 30 days after the date by which financial statements for such fiscal quarter or fiscal year are required to be delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Subsidiaries as “Material Subsidiaries” to the extent required such that the foregoing condition ceases to be true and comply with the provisions of Section 6.12 applicable to such Subsidiary; provided, further that the Borrowers may designate any other Subsidiary as a “Material Subsidiary” and comply with the provisions of Section 6.12 applicable to such Subsidiary.

“Maturity Date” means~~, (a) with respect to the Non-Extending Commitments, October 15, 2023, and (b) with respect to the Extending Commitments, the date that is five (5) years after the Effective Date~~ August 28, 2030; provided that, if any Senior Notes are outstanding on the date that is 91 days prior to the Maturity Date (under and as defined in the Senior Notes Indenture) of the Senior Notes, the “Maturity Date” shall instead be the date that is 91 days prior to the Maturity Date (under and as defined in the Senior Notes Indenture); provided, ~~however~~further, that (i) individual Lenders may agree to extend the maturity of their Commitments under the Facility upon the request of the Borrowers and without the consent of any other Lender~~;~~  and ~~provided further, that~~(ii) if the date determined in accordance with this definition is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.

“Maximum Rate” has the meaning specified in Section 11.09.

“Maximum Revolving Credit” means, at any time, the lesser of (i) the Borrowing Base at such time and (ii) the aggregate amount of Commitments in effect at such time.

“Mine” means any excavation or opening into the earth in the United States now and hereafter made from which coal or other minerals are or can be extracted on or from any of the real properties in which any Person holds an ownership, leasehold or other interest.

“Mining Financial Assurances” has the meaning specified in Section 5.10.

“Mining Title” means fee simple title to surface and/or Coal or an undivided interest in fee simple title thereto or a leasehold interest in all or an undivided interest in surface and/or Coal together with (A) for Real Property designated for surface mining, no less than those easements, licenses, privileges, rights and appurtenances as are necessary to mine, remove, and transport Coal by surface mining methods; (B) for Real Property designated for underground mining, no less than those easements, licenses, privileges, rights and appurtenances as are necessary to mine, remove, and transport Coal by underground mining methods; and (C) for Real Property where any Loan Party has facilities currently used in the Coal mining business, including office and administrative buildings, mine openings, air shafts, preparation and processing plants, slurries and gob disposal areas, retention and drainage ponds, unfinished Reclamation areas, coal terminals, and coal loading and storage facilities, no less than those easements, licenses, privileges, rights, and appurtenances as are necessary to operate such facilities in the manner presently operated.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

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“Money” has the meaning specified in the UCC.

“Mortgage” means a deed of trust, trust deed, deed to secure debt, or mortgage, in form and substance reasonably satisfactory to the Administrative Agent, in each case as amended, restated, supplemented or otherwise modified from time to time.

“MSHA” means the Federal Mine Safety and Health Act of 1977, 30 U.S.C. §§ 801 et seq., as amended.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrowers or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“National Flood Insurance Program” means any flood insurance available pursuant to the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, or the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.
“Net Cash Proceeds” means, with respect to any Disposition by the Borrowers or any of their respective Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest, breakage costs and other amounts on any Indebtedness that is secured by the asset subject to such Disposition and that is required to be repaid or paid in connection with such transaction (other than Indebtedness under, or that is secured by, the Loan Documents), (B) the reasonable out-of-pocket fees and expenses (including reasonable out-of-pocket attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums and related search and recording charges, transfer Taxes, other customary expenses and brokerage, consultant and other customary fees) incurred by the Borrowers or such Subsidiary in connection with such transaction, (C) Taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided, that if the amount of any estimated Taxes pursuant to subclause (C) exceeds the amount of Taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds and (D) any reserve for adjustment in respect of (x) the sale price of such asset established in accordance with GAAP and (y) any liabilities associated with such asset and retained by a Borrower or any Subsidiary after such Disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction; provided that no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such net cash proceeds shall exceed $1,000,000 and (z) no such net cash proceeds shall constitute Net Cash Proceeds under this definition in any fiscal year of Holdings until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $2,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this definition).

“Net Insurance/Condemnation Proceeds” means an amount equal to: (a) any cash payments or proceeds (including Cash Equivalents) received by Holdings or any of its Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder of any assets of Holdings or any of its Subsidiaries or (ii) as a result of the taking of any assets of Holdings or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a

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purchaser with such power under threat of such a taking, minus (b) (i) any actual out-of-pocket costs incurred by Holdings or any of its Subsidiaries in connection with the adjustment, settlement or collection of any claims of Holdings or any of its Subsidiaries in respect thereof, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such loss, taking or sale, (iii) in the case of a taking, the reasonable out-of-pocket costs of putting any affected property in a safe and secure position, (iv) any selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable) in connection with any sale or taking of such assets as referred to in clause (a)(ii) of this definition and (v) any amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustments associated with any sale or taking of such assets as referred to in clause (a)(ii) of this definition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Insurance/Condemnation Proceeds), provided that no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Insurance/Condemnation Proceeds unless such net proceeds shall exceed $1,000,000 and (z) no such net proceeds shall constitute Net Insurance/Condemnation Proceeds under this definition in any fiscal year of Holdings until the aggregate amount of all such net proceeds in such fiscal year shall exceed $2,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Insurance/Condemnation Proceeds under this definition).

“Net Orderly Liquidation Value” means the cash proceeds of Inventory that could be obtained in an orderly liquidation (net of all liquidation expenses, costs of sale, operating expenses and retrieval and related costs), as determined pursuant to the most recent Appraisal delivered to the Administrative Agent.

“Non-ABL Priority Collateral” means all Collateral that does not constitute ABL Priority Collateral.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Extension Notice Date” has the meaning specified in Section 2.04(c)(iii).

~~“Non-Extending Commitments” means, as to each Lender, the amount set forth under the caption “Commitment” opposite such Lender’s name on Schedule 1.01(b)(i), or, as the case may be, opposite such caption in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Effective Date, the aggregate amount of Non-Extending Commitments is $16,000,000.~~

“Non-Reinstatement Deadline” has the meaning specified in Section 2.04(c)(iv).

“Nonconsenting Lender” has the meaning specified in Section 11.13.

“Note” means a promissory note made by the Borrowers in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit C.

“Notice of Conversion or Continuation” means a notice by the Borrowers to (i) convert Base Rate Loans or any portion thereof to SOFR Loans or (ii) at the end of any applicable Interest Period, convert SOFR Loans or any portion thereof into Base Rate Loans or to continue such SOFR Loans or any portion thereof for an additional Interest Period, in each case, substantially in the form of Exhibit B.

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“Notification” shall have the meaning given to such term in clause (s) of the definition of “Eligible Accounts.”

“Obligations” means all advances to, and debts, liabilities and obligations of, any Loan Party arising under any Loan Document (or otherwise with respect to any Loan, Letter of Credit, Swingline Loan or Protective Advance) whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising.

“Obligee Guarantor” shall have the meaning given to such term in Section 10.08.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Credit Agreement” has the meaning specified in the introductory statement hereto.

“Original Facility” has the meaning specified in the introductory statement hereto.

“Original Loan Documents” shall have the meaning given to such term in Section 11.26.

“Original Obligations” shall have the meaning given to such term in Section 11.26.

“Other Connection Taxes” means, with respect to any Administrative Agent, Lender or L/C Issuer (or any such other recipient) Taxes imposed as a result of a present or former connection between the recipient and the jurisdiction imposing such Tax (other than connections arising from the Administrative Agent, such Lender, or such L/C Issuer (or such other recipient) having executed, delivered, become a party to, performed its obligations under, received a payment under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies (and interest, fines, penalties and additions related thereto) arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, performing, enforcement or registration of, from the receipt or perfection of a security interest under or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06(b).

“Outstanding Amount” means (i) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date; (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any

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reimbursements by the Borrowers of Unreimbursed Amounts, (iii) with respect to Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments of such Swingline Loans occurring on such date and (iv) with respect to Protective Advances on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments of such Protective Advances on such date.

“Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent or any L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation.

“Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).
“Payment Conditions” mean, at any time of determination, with respect to any Indebtedness incurred pursuant to Section 7.02(l)(ii), Investment made pursuant to Section 7.03(k)(ii) or Section 7.03(bb) or Restricted Subordinated Debt Payment made pursuant to Section 7.14(a)(iii) (each such event or transaction, a “Permitted Transaction”), the satisfaction of each of the following conditions:

(a) no Event of Default has occurred and is continuing or would immediately result from the consummation of such Permitted Transaction;

(b) a Liquidity Period is not in effect at such time; and

(c) the Borrowers shall have demonstrated compliance at the time of consummation of such Permitted Transaction with either clause (i) or clause (ii) below:

(i) (x) pro forma Availability immediately after giving effect to such Permitted Transaction (taking into account any Credit Extensions made to finance such Permitted Transaction) and (y) pro forma average Availability for the 30-day period immediately preceding the consummation of such Permitted Transaction (assuming such Permitted Transaction (and any Credit Extensions made to finance such Permitted Transaction) shall have occurred on the first day of such period), shall be, in each case, greater than $~~18,750,000~~23,114,224, or

(ii) both (x)(1) pro forma Availability immediately after giving effect to such Permitted Transaction (taking into account any Credit Extensions made to finance such Permitted Transaction) and (2) pro forma average Availability for the 30-day period immediately preceding the consummation of such Permitted Transaction (assuming such Permitted Transaction (and any Credit Extensions made to finance such Permitted Transaction) shall have occurred on the first day of such period), shall be, in each case, greater than $~~14,062,500~~17,335,668 and (y) the Fixed Charge Coverage Ratio, on a pro forma basis, as of the last day of the most recently ended Test Period (after giving pro forma effect to such Permitted Transaction and each other Permitted Transaction that has occurred since the beginning of such Test Period) shall not be less than 1.00 to 1.00.

“Payment Recipient” has the meaning assigned to it in Section 9.18(a).

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor thereto.

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“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrowers or any ERISA Affiliate or to which the Borrowers or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Perfection Certificate” means a perfection certificate substantially in the form of Exhibit I or any other form approved by the Administrative Agent, as such perfection certificate may be amended, restated, supplemented or otherwise modified from time to time.

“Perfection Certificate Supplement” means a supplement to the Perfection Certificate substantially in the form of Exhibit J.

“Periodic Term SOFR Determination Date” has the meaning specified in the definition of “Term SOFR”.

“Permitted Acquisitions” has the meaning specified in Section 7.03(k).

“Permitted Holders” means, collectively, (a) Apollo Global Management LLC, together with its Affiliates and funds managed, advised or controlled by it or its Affiliates, (b) Caspian Capital LP, together with its Affiliates and funds managed, advised or controlled by it or its Affiliates, (c) Franklin Mutual Advisers LLC, together with its Affiliates and funds managed, advised or controlled by it or its Affiliates, (d) GSO Capital Partners LP, together with its Affiliates and funds managed, advised or controlled by it or its Affiliates and (e) KKR Credit Advisors (US) LLC, together with its Affiliates and funds managed, advised or controlled by it or its Affiliates.

“Permitted Liens” has the meaning specified in Section 7.01.

“Permitted Transactions” has the meaning specified in the definition of “Payment Conditions”.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrowers or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, by any ERISA Affiliate.

“Pledged Collateral” has the meaning specified in Section 1.03 of the Security Agreement.

“Pledged Stock” has the meaning specified in Section 1.03 of the Security Agreement.

“Port Charges Reserve” means any reserve established by the Administrative Agent at any time in respect of any amounts that are due and payable by any of the Borrowers or any of its respective Subsidiaries to any port authority (including the Alabama State Port Authority) or any vendor providing sampling and/or loading services to any of the Borrowers or any of its respective Subsidiaries.

“Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution, or winding up.

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“Proceeds” has the meaning specified in the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Administrative Agent or Holdings or any of its Subsidiaries from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Holdings or any of its Subsidiaries from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Production Payments” means with respect to any Person, all production payment obligations and other similar obligations with respect to coal and other natural resources of such Person that are recorded as a liability or deferred revenue on the financial statements of such Person in accordance with GAAP.

“Pro Forma Financial Statements” means the financial statements of Holdings and its Subsidiaries, on a consolidated basis, delivered in accordance with Section 4.01(c).

“Properties” means the facilities and properties currently or formerly owned, leased or operated by the Borrowers or any of their respective Subsidiaries.

“Protective Advances” has the meaning specified in Section 2.03.

“Public Company Compliance” means compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, the provisions of the Securities Act, and the rules of national securities exchange listed companies (in each case, as applicable to companies with equity or debt securities held by the public), including procuring directors’ and officers’ insurance, legal and other professional fees, and listing fees.

“Public Lender” has the meaning specified in Section 9.16(e).

“Qualified Cash” means unrestricted cash of the Borrowers that is (i) deposited in a cash Deposit Account established and maintained at, and in the name of, the Administrative Agent, and over which the Administrative Agent has sole dominion and control, upon terms reasonably satisfactory to the Administrative Agent and (ii) subject to the valid, enforceable and first priority perfected security interest of the Administrative Agent and not subject to any other Lien or claim, except to the extent that the holder of any of the same has entered into an intercreditor agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent (other than customary Liens or rights of setoff of with the Administrative Agent in its capacity as a depository bank, provided, that, for purposes of the amount of Qualified Cash included in the calculation of Borrowing Base, such amount may be reduced, at the Administrative Agent’s option, by any obligations owing to it as a depository bank).

“Qualified ECP Guarantor” means, in respect of any Swap Contract, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Contract or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualifying IPO” means the offering and sale of common Equity Interests of any Borrower or Holdings (or any parent holding company thereof) by one or more Persons (including a Borrower, Holdings, any parent holding company thereof and any Person owning such Equity Interests prior to the sale) in an

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underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act.

“Ratable Portion” or (other than in the expression “equally and ratably”) “ratably” means, with respect to any Lender, the percentage obtained by dividing (a) the Commitment of such Lender by (b) the aggregate Commitments of all Lenders (or, at any time after the Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Total Outstandings owing to such Revolving Credit Lender by the aggregate outstanding principal balance of the Total Outstandings owing to all Lenders).

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all improvements, fixtures, easements, hereditaments, permits and appurtenances relating thereto, and including, with respect to the Loan Parties, all property listed on Schedule 5.08(a) and Schedule 5.08(b).

“Real Property Lease” means any lease, license, letting, concession, occupancy agreement, sublease, easement or right of way to which such Person is a party and is granted a possessory interest in or a right to use or occupy all or any portion of the Real Property (including, without limitation, the right to extract minerals from any portion of Real Property) and every amendment or modification thereof including with respect to the Loan Parties, without limitation, the leases with respect to Real Property listed on Schedule 5.08(a) and any Contractual Obligation with respect to any of the foregoing.

“Reasonable Credit Judgment” means the Administrative Agent’s commercially reasonable credit judgment (from the perspective of a secured asset-based lender), in consultation with the Lenders as of the Effective Date (so long as, at the time of exercising such credit judgment, there are no Lenders other than such Lenders as of the Effective Date or their respective Affiliates), in accordance with customary business practices for comparable asset-based lending transactions exercised in good faith; provided, that as it relates to the establishment of Reserves or the adjustment or imposition of exclusionary criteria, Reasonable Credit Judgment will require that (a) such establishment, adjustment or imposition after the Effective Date be based on the analysis of facts, events, conditions or contingencies first occurring or first discovered by the Administrative Agent after the Effective Date or that are materially different from facts, events, conditions or contingencies known to the Administrative Agent on the Effective Date, (b) the imposition or increase of any Reserve shall not duplicate (x) the exclusionary criteria set forth in the definitions of “Eligible Account,” “Eligible Unbilled Account” and “Eligible Inventory,” as applicable (and vice versa), or (y) any Reserves deducted in computing book value or Net Orderly Liquidation Value and (c) the amount of any such Reserve so established or the effect of any adjustment or imposition of exclusionary criteria shall bear a reasonable relationship to the effects that form the basis thereunder.

“Recipient” means (a) the Administrative Agent, (b) any Lender or (c) any L/C Issuer, as applicable.

“Reclamation” means the reclamation and restoration of land, water and any future, current, abandoned or former mines, and of any other Environment affected by such mines, as required pursuant to SMCRA, any other Environmental Law or any Environmental Permit.

“Register” has the meaning specified in Section 11.06(c).

“Regulation RR” means the Credit Risk Retention Rules, 17 C.F.R. Part 246.

“Refinancing Indebtedness” has the meaning specified in Section 7.02.

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“Related Parties” means, with respect to any Person, such Person’s Affiliates and such Person’s and such Person’s Affiliates’ respective managers, administrators, trustees, members, partners, directors, officers, employees, agents, attorneys, fund managers, advisors and representatives.

“Rent Reserve” means each of (a) any reserve established by the Administrative Agent in respect of all past due rent and other amounts owing by any Borrower to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person who possesses any Inventory of the Borrowers or could assert a Lien on such Inventory or (b) in the case of any property, where the value of any Inventory of the Borrowers is located, stored, used or held at such property exceeds $1,500,000 and with respect to which no Landlord Lien Waiver has been obtained, a one-month reserve against the Eligible Inventory held at such location established by the Administrative Agent.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Reports” has the meaning specified in Section 9.15.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Borrowing Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and (c) with respect to a Swingline Loan, a Swingline Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of (a) the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Lender for purposes of this definition) and (b) the aggregate unused Commitments; provided, that (i) if at the time of determination there are two (2) or more Lenders (excluding Affiliates of any such Lenders) holding any Total Outstandings and unused Commitments, the vote or consent of at least two (2) such Lenders (excluding Affiliates of any such Lender) shall be required to constitute “Required Lenders” and (ii) the unused Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Reserves” means, without duplication, (i) the Rent Reserve, (ii) the Lower of Cost or Market Reserve, (iii) the Port Charges Reserves, (iv) Hedging Reserves ~~and~~, (v) the LTM Dilution Reserve and (vi) other reserves established or maintained by the Administrative Agent in its Reasonable Credit Judgment to the extent such reserves relate to facts, events, conditions or contingencies first occurring or first discovered by the Administrative Agent after the Effective Date (or that are materially different from facts, events, conditions or contingencies known to the Administrative Agent on the Effective Date), and for which no reserves were imposed on the Effective Date, and which have, or could reasonably be expected to have, an adverse effect on the value of the Borrowing Base Collateral or the Liens of the Administrative Agent thereon.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, the treasurer, any assistant treasurer, any vice president or the controller of a Person, or if such person is a limited partnership, a general partner of such Person or such Person’s or such general partner’s manager or managing member, as applicable, or any officer with substantially equivalent responsibilities, but, in any event, with respect to financial matters, the chief financial officer, the chief executive officer or any other officer with substantially equivalent responsibilities.

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“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of Holdings or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests, or on account of any return of capital to the Borrowers’ stockholders, partners or members (or the equivalent Person thereof).

“Restricted Subordinated Debt Payment” has the meaning specified in Section 7.14(a).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sanctioned Person” means, at any time, any Person with which dealings are prohibited or restricted by Sanctions.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered, or enforced by the U.S. government, including those administered by the OFAC, the U.S. Department of State, and the U.S. Department of Commerce, the United Nations Security Council, the European Union, or Her Majesty’s Treasury of the United Kingdom.

“Screen Rate” means any tenor for Term SOFR that is displayed on a screen by the Term SOFR Administrator or, in the event such rate does not appear on a screen administered by the Term SOFR Administrator, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as shall be selected by the Administrative Agent in its reasonable discretion.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Cash Management Agreement” means (i) any Cash Management Agreement that is entered into by and between the Borrowers and any Cash Management Bank to the extent designated as such by the Borrowers and such Cash Management Bank in writing to the Administrative Agent from time to time and (ii) each existing Secured Cash Management Agreement listed on Schedule 7.02 as an “Existing Secured Cash Management Agreement”.

“Secured Hedge Agreement” means (i) any Swap Contract permitted under Article 7 that is entered into by and between the Borrowers and any Hedge Bank to the extent designated as such by the Borrowers and such Hedge Bank in writing to the Administrative Agent from time to time in accordance with Section 11.16 and (ii) each existing Secured Hedge Agreement listed on Schedule 7.02 as an “Existing Secured Hedge Agreement”.

“Secured Indebtedness” means any Funded Debt secured by a Lien.

“Secured Leverage Ratio” means the ratio, as of any date of determination, of (a) the aggregate outstanding principal amount of all Secured Indebtedness of Holdings and its Subsidiaries on a consolidated basis as of such date (net of the Unrestricted Cash Amount as of such date) to (b) Consolidated EBITDA of Holdings and its Subsidiaries for the Test Period then most recently ended for which financial statements have been, or were required to have been, delivered pursuant to Section 6.01.

“Secured Parties” means, collectively, (i) the Lenders, (ii) each L/C Issuer, (iii) the Administrative Agent, (iv) each Hedge Bank that is a counterparty to a Secured Hedge Agreement with a Loan Party, (v)

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each Cash Management Bank that is party to a Secured Cash Management Agreement with a Loan Party, (vi) the ~~Arrangers~~Arranger, and (vii) beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document.

“Securities Account” has the meaning specified in the UCC.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Security” has the meaning specified in the UCC.

“Security Agreement” means that certain Amended and Restated Pledge and Security Agreement, dated as of the Effective Date, by and among the Administrative Agent and each of the Loan Parties party thereto, substantially in the form of Exhibit H, as amended, restated, amended and restated supplemented or otherwise modified from time to time.

“Senior Notes” means the 7.875% Senior Notes due 2028 issued pursuant to the Senior Notes Indenture.

“Senior Notes Indenture” means the indenture, dated as of the Effective Date, by and among Holdings, as issuer, the subsidiary guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee.

“Similar Business” means coal production, coal mining, coal gasification, coal liquifaction, other BTU conversions, coal brokering, coal transportation, mine development, coal supply contract restructurings, ash disposal, environmental remediation, Reclamation, coal and coal bed methane exploration, production, marketing, transportation and distribution and other related businesses, and activities of the Borrowers and their Subsidiaries as of the Effective Date and any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

“SMCRA” means the Surface Mining Control and Reclamation Act of 1977, 30 U.S.C. §§1201 et seq., as amended.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.

“SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”.

“Specified Transaction” has the meaning specified in Section 1.08.

“Subordinated Debt” has the meaning specified in Section 7.14.

“Subordinated Debt Documentation” means any documentation governing any Subordinated Debt.

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“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrowers (other than any Unrestricted Subsidiary).

“Supplies Inventory” means any Inventory consisting of consumables (including, lubricants, fuels, oils, belts and fasteners), large-dollar-value spares, and replacement or repair parts.

“Supporting Obligation” has the meaning specified in the UCC.

“Supplemental Administrative Agent” has the meaning specified in Section 9.14.

“Swap Contract” means any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any valid netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swingline” means the revolving credit facility made available by the Swingline Lender pursuant to Section 2.04.

“Swingline Borrowing” means a borrowing of a Swingline Loan pursuant to Section 2.05.

“Swingline Lender” means Citibank, N.A. or any other Lender that agrees, with the approval of the Administrative Agent and the Borrowers, to act as the Swingline Lender hereunder.

“Swingline Loan” has the meaning specified in Section 2.05(a).

“Swingline Loan Notice” means a notice of a Swingline Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit D.

“Swingline Sublimit” means an amount equal to $10,000,000. The Swingline Sublimit is part of, and not in addition to, the aggregate Commitments.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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“Term SOFR” means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that (x) if such rate is not available at such time for any reason, then the Term SOFR Reference with respect to such SOFR Loan shall be the Interpolated Screen Rate and (y) if the Interpolated Screen Rate is not available as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination and as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and

(b) for any calculation with respect to an Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that (x) if such rate is not available at such time for any reason, then the Term SOFR Reference with respect to such SOFR Loan shall be the Interpolated Screen Rate and (y) if the Interpolated Screen Rate is not available and as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day;

provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall (x) ever be less than the Floor, then Term SOFR shall be deemed to be the Floor and (y) be determined on a date that is not a U.S. Government Securities Business Day, then such date of determination shall be the immediately preceding U.S. Government Securities Business Day.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR (rounded upwards, if necessary, to the next 1/100 of 1% with Dollar amounts rounded to two decimal points (for invoices and ledgers, but, for the avoidance of doubt, not rounded internally by the Administrative Agent)).

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“Termination Date” means the earliest of (i) the Maturity Date ~~applicable to the Extending Commitments~~, (ii) the date of termination of all of the Commitments pursuant to Section 2.07 and (iii) the date of termination of the Commitment of each Lender and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.

“Test Period” means, at any time, the most recently ended period of four consecutive fiscal quarters of Holdings ended on or prior to such time in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01; provided that, prior to the first date that financial statements have been or are required to be delivered pursuant to Section 6.01, the Test Period in effect shall be the period of four consecutive fiscal quarters of Holdings ended December 31, 2015.

“Threshold Amount” means $30,000,000.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and L/C Obligations.

“Total Leverage Ratio” means the ratio, as of any date of determination, of (a) the aggregate outstanding principal amount of all Funded Debt of Holdings and its Subsidiaries on a consolidated basis as of such date (net of the Unrestricted Cash Amount as of such date) to (b) Consolidated EBITDA of Holdings and its Subsidiaries for the Test Period then most recently ended for which financial statements have been, or were required to have been, delivered pursuant to Section 6.01.

“Transactions” means, collectively, (a) the entering into by the Loan Parties of the Loan Documents to which they are a party, and (b) the payment of the Transaction Costs.

“Transaction Costs” means, collectively, the costs, fees and expenses payable by Holdings or any of its Subsidiaries in connection with the Facility and the Transactions.

“Type” means, with respect to any Loan, its character as a Base Rate Loan or a SOFR Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided, that if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“UFCA” has the meaning specified in Section 11.19.

“UFTA” has the meaning specified in Section 11.19.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unbilled Account” means, on any date of determination, each Account of the Loan Parties for which (a) the sale represented by such Account was made not more than 23 days prior to such date and (b) an invoice has not yet been sent to the applicable Account Debtor with respect to such Account.

“Unfunded Pension Liability” means the excess of a Pension Plan’s accrued benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in

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accordance with the actuarial assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.04(d)(i).

“Unrestricted Cash Amount” means, as of any date of determination, the aggregate amount of cash or Cash Equivalents of the Loan Parties that (a) would not appear as “restricted” on a consolidated balance sheet of Holdings and its Subsidiaries or (b) would appear as “restricted” on a consolidated balance sheet of Holdings and its Subsidiaries, but solely in the case of this clause (b) to the extent such cash and Cash Equivalents are restricted in favor of the Administrative Agent or any Lender, in each case of clauses (a) and (b), determined in accordance with GAAP.

“Unrestricted Subsidiaries” means any Subsidiary of the Borrowers designated by the Borrowers as an Unrestricted Subsidiaries pursuant to Section 6.12(e).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“Wholly Owned Subsidiary” of any Person shall mean a direct or indirect Subsidiary of such Person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such Person or another Wholly Owned Subsidiary or are owned together with another Person that is also a Wholly Owned Subsidiary or are owned together by more than one other Wholly Owned Subsidiary.

“Withholding Agent” means any Loan Party and Administrative Agent.

“Write-Down and Conversion Powers” (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised

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under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

Section 1.03. Accounting Terms. Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed herein.

(a) Changes in GAAP. If at any time any Accounting Change or any other change as permitted by Section 7.13 would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such Accounting Change as if such Accounting Change has not been made; provided, that until so amended, all financial covenants, standards, and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred.

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Section 1.04. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.05. Timing of Payment or Performance. In the event that any payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day that is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

Section 1.06. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

Section 1.07. Reserves. When any Reserve is to be established or a change in any amount, reserve, eligibility criteria or other item in the definitions of the terms “Borrowing Base” and “Eligible Accounts” is to be determined in each case in the Administrative Agent’s Reasonable Credit Discretion, such Reserve shall be implemented or such change shall become effective 3 Business Days following delivery of a written notice thereof to the Borrowers (such notice to include a reasonably detailed description of the Reserve being established), or immediately, without prior written notice, if such change is a result of a mathematical calculation and any Default or Event of Default has occurred and is continuing. During such 3 Business Day period, if applicable, the Administrative Agent will, if requested, discuss any such reserve or change with the Borrowers, and the Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such Reserve or change no longer exists or exists in a manner that would result in the establishment of a lower Reserve or result in a lesser change, in each case, in a manner and to the extent reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, the specified percentages set forth in the definition of “Borrowing Base” will not be reduced without the consent of the Borrowers.

Section 1.08. Pro Forma Calculations.

(a) Notwithstanding anything to the contrary herein, the Secured Leverage Ratio, the Total Leverage Ratio, the Fixed Charge Coverage Ratio, the Payment Conditions and the Distribution Conditions (and, in each case, any component thereof) shall be calculated in the manner prescribed by this Section. Whenever pro forma effect is to be given to any applicable transaction, the pro forma calculations shall be made in good faith by a Responsible Officer of Holdings.

(b) In the event that any of the Borrowers or any of its respective Subsidiaries incurs, assumes, guarantees, redeems, refinances, repays, retires or extinguishes any Indebtedness subsequent to the end of the Test Period for which the Secured Leverage Ratio or the Total Leverage Ratio is being calculated but prior to or simultaneously with the event for which the calculation of any such ratio is made, then the Secured Leverage Ratio or the Total Leverage Ratio, as applicable, shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, refinancing, repayment, retirement or extinguishment of Indebtedness, as if the same had occurred on the last day of the applicable Test Period.

(c) For purposes of calculating the Secured Leverage Ratio, the Total Leverage Ratio and the Fixed Charge Coverage Ratio, any Investment or other acquisition (including any Permitted Acquisition), Disposition, Restricted Payment or Restricted Subordinated Debt Payment (each, a

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“Specified Transaction”) that has been made by any of the Borrowers or any of its respective Subsidiaries during the applicable Test Period or subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the applicable Test Period. If since the beginning of any such Test Period any Person that subsequently became a Subsidiary or was merged, amalgamated or consolidated with or into any Borrower or any of its Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section, then the Secured Leverage Ratio, the Total Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Specified Transaction occurred at the beginning of the applicable Test Period.

(d) In the event that any of the Borrowers or any of its respective Subsidiaries incurs, assumes, guarantees, redeems, refinances, repays, retires or extinguishes any Indebtedness included in the definition of Fixed Charges subsequent to the commencement of the Test Period but prior to or simultaneously with the event for which the calculation of the Fixed Charge Coverage Ratio is made, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, refinancing, repayment, retirement or extinguishment of Indebtedness as if the same had occurred on the first day of the applicable Test Period.

(e) Any Indebtedness incurred or assumed by any of the Borrowers or any of their respective Subsidiaries in connection therewith shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that, if any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Fixed Charge Coverage Ratio is made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of Holdings to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the applicable Borrower may designate.

(f) Any Availability test or condition set forth in the definitions of “Payment Conditions” or “Distribution Conditions” shall be calculated taking into account any Credit Extensions made to finance the applicable Permitted Transaction or Restricted Payment, as applicable.

Section 1.09. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may

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select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Article 2
The Commitments and Credit Extensions

Section 2.01. Loans. Subject to Section 11.18 and the other terms and conditions set forth herein, each Lender severally agrees to make loans in Dollars (each such loan, a “Loan”) to a Borrower from time to time, on any Business Day during the Availability Period~~; provided, that, as to the Non-Extending Commitments such Availability Period shall end on the Maturity Date applicable thereto, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Commitment~~; provided, however, that after giving effect to any Borrowing, (i) the Total Outstandings shall not exceed the Maximum Revolving Credit and (ii) the aggregate Outstanding Amount of the Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, any Borrower may borrow under this Section 2.01, prepay under Section 2.05(f), and reborrow under this Section 2.01. The Loans may be Base Rate Loans or SOFR Loans, as further provided herein.

Section 2.02. Borrowings, Conversions and Continuations of Loans. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of SOFR Loans shall be made upon the applicable Borrower’s irrevocable written notice to the Administrative Agent, which may be given by, for the avoidance of doubt but subject to Section 11.02(b), e-mail. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. three U.S. Government Securities Business Days prior to the requested date of any Borrowing of, conversion to or continuation of SOFR Loans or of any conversion of SOFR Loans, and one Business Day prior to the requested date of any Borrowing of Base Rate Loans. Not later than 11:00 a.m., three U.S. Government Securities Business Days before the requested date of such Borrowing, conversion or continuation of SOFR Loans, the Administrative Agent shall notify the applicable Borrower whether or not the requested Interest Period has been consented to by all the Lenders. Each e-mail notice by the Borrowers pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice or Notice of Conversion or Continuation, as applicable, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Each Borrowing of, conversion to or continuation of SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Except as provided in Section 2.04(d), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Borrowing Notice shall specify the applicable Borrower is requesting a Borrowing, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), the principal amount of Loans to be borrowed, the Type of Loans to be borrowed and the duration of the Interest Period with respect thereto, if applicable. Each Notice of Conversion or Continuation shall specify (i) whether the applicable Borrower is requesting a conversion of Loans from one Type to the other or a continuation of Loans that are SOFR Loans, and (ii) specifying (A) the amount and Type of Loan being converted or continued, (B) in the case of a conversion to or a continuation of SOFR Loans, the applicable Interest Period and (C) in the case of a conversion, the date of such conversion. If a Borrower fails to specify a Type of Loan in a Borrowing Notice or if such Borrower fails to give a timely Notice of Conversion or Continuation with respect to SOFR Loans, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in

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effect with respect to the applicable SOFR Loans. If the applicable Borrower requests a Borrowing of, conversion to, or continuation of SOFR Loans in any such Borrowing Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(a) Following receipt of a Borrowing Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Loan, and if no timely notice of a conversion or continuation is provided by the Borrowers, the Administrative Agent shall notify each such Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of any Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Borrowing Notice. Upon satisfaction or waiver of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is on the Effective Date, Section 4.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by crediting the account of the applicable Borrower on the books of the Administrative Agent with the amount of such funds or wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Borrower; provided, however, that if, on the date a Borrowing Notice with respect to a Borrowing is given by a Borrower, there are L/C Advances outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any Unreimbursed Amounts in respect thereof, and second, shall be made available to the applicable Borrower as provided above.

(b) Unless the Lenders are compensated for any losses under Section 3.05, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as SOFR Loans if the Required Lenders or the Administrative Agent so notify the applicable Borrower then, so long as such Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a SOFR Borrowing and (ii) unless repaid as provided herein, each SOFR Borrowing shall automatically be converted to an ABR Borrowing at the end of the Interest Period therefor.

(c) The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the applicable Borrower and the Lenders of any change in the Administrative Agent’s “prime rate” used in determining the Base Rate promptly following the public announcement of such change.

(d) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than five (5) Interest Periods in effect under the Facility.

Section 2.03. Protective Advances. (a) The Administrative Agent shall be authorized, in its sole discretion (but with no obligation), (i) after the occurrence and during the continuation of an Event of Default or (ii) at any time that any conditions in Section 4.02 are not satisfied, to make Loans (“Protective Advances”) in an aggregate principal amount outstanding not to exceed 5.0% of the Commitment at any time, if the Administrative Agent deems, in its Reasonable Credit Judgment, that such are Loans necessary or desirable to preserve or protect the Collateral, to enhance the collectability or repayment of the Obligations or to pay any other amounts chargeable to the Loan Parties under any Loan Documents, including costs, fees and expenses. Subject to the following paragraph, each Lender shall participate in Protective Advances on a pro rata basis. Required Lenders may prospectively revoke Administrative Agent’s ability to make such Protective Advances by written notice to Administrative Agent. All Protective

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Advances shall constitute Base Rate Loans and shall bear interest at the Base Rate plus the Applicable Rate and the Default Rate under Section 2.09(b)(i). Each Protective Advance shall be payable on demand.

(b) Notwithstanding anything contained in this Agreement or any other Loan Document, no Protective Advance may be made by Administrative Agent if such advance would cause the aggregate principal amount of all Protective Advances outstanding to exceed 5.0% of the aggregate Commitments.

(c) Each Protective Advance shall be secured by the Liens in favor of the Administrative Agent on the Collateral and shall constitute Obligations hereunder. The making of a Protective Advance on any one occasion shall not obligate the Administrative Agent to make any Protective Advance on any other occasion. At any time that the conditions precedent set forth in Section 4.02 have been satisfied or waived, the Administrative Agent may request that the Lenders to make a Loan to repay any Protective Advances.

(d) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default or Event of Default), each Lender shall be deemed, without further action by any party hereto, unconditionally and irrevocably to have purchased from the Administrative Agent without recourse or warranty, an undivided interest and participation in such Protective Advance, in proportion to its Applicable Percentage, and upon demand by the Administrative Agent, shall fund such participation to the Administrative Agent.

Section 2.04. Letters of Credit. The Letter of Credit Commitment. Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.04, from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Sublimit Expiration Date, to issue Letters of Credit for the account of the Borrowers or any other Loan Party, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.04(c), and to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrowers or any other Loan Party and any drawings thereunder; provided, that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the L/C Obligations outstanding with respect to such L/C Issuer shall not exceed the L/C Sublimit of such L/C Issuer, (x) the aggregate amount of L/C Obligations shall not exceed the L/C Sublimit of all L/C Issuers taken as a whole, (y) the Total Outstandings shall not exceed the Maximum Revolving Credit and (z) the Outstanding Amount of the Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Lender’s Commitment. Each Borrower hereby agrees to use commercially reasonable efforts to allocate the aggregate face amount of each Letter of Credit issued hereunder ratably among the L/C Issuers in accordance with their respective individual L/C Sublimit. Each request by the Borrowers or any other Loan Party for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the applicable Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, each Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(a) No L/C Issuer shall issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Sublimit Expiration Date, unless the applicable L/C Issuer in its sole discretion and all the Lenders, have approved such expiry date.

(i) No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

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(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such L/C Issuer in good faith deems material to it;

(B) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;

(C) except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000;

(D) such Letter of Credit is to be denominated in a currency other than Dollars;

(E) subject to Section 2.04(c)(iv), such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(F) a default of any Lender’s obligations to fund under Section 2.04(d) exists or any Lender is at such time a Defaulting Lender hereunder, unless the applicable L/C Issuer has entered into satisfactory arrangements with the Borrowers or such Lender to eliminate such L/C Issuer’s risk with respect to such Lender.

(ii) No L/C Issuer shall be under any obligation to amend any Letter of Credit if such L/C Issuer would not have any obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(iii) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities provided to the Administrative Agent in Article 9 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article 9 included such L/C Issuer with respect to such acts or omissions, and as additionally provided herein with respect to such L/C Issuer.

(iv) No L/C Issuer shall be required to issue documentary or “trade” Letters of Credit (as opposed to “standby” Letters of Credit).

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the

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applicable Borrower. Such Letter of Credit Application must be received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m. (New York City time) at least four Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and substance reasonably satisfactory to the applicable L/C Issuer: the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); the amount thereof; the expiry date thereof; the name and address of the beneficiary thereof; the documents to be presented by such beneficiary in case of any drawing thereunder; the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and such other matters as the applicable L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and substance reasonably satisfactory to the applicable L/C Issuer the Letter of Credit to be amended; the proposed date of amendment thereof (which shall be a Business Day); the nature of the proposed amendment; and such other matters as the applicable L/C Issuer may reasonably require. Additionally, the applicable Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

(i) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless such L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 4 shall not then be satisfied, then, subject to the terms and conditions hereof, the applicable L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the applicable L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.

(ii) If a Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided, that any such Auto-Extension Letter of Credit must permit the applicable L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrowers shall not be required to make a specific request to the applicable L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than 12 months after the then-current expiry date; provided, however, that the applicable L/C Issuer shall not permit any such extension if the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.04(b)), or it has received notice (which may be by

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telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date from the Administrative Agent or the Borrowers that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension.

(iii) If a Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of Credit”). Unless otherwise directed by the applicable L/C Issuer, such Borrower shall not be required to make a specific request to the applicable L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the applicable L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), the applicable L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Reinstatement Deadline from the Administrative Agent or the applicable Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the applicable L/C Issuer not to permit such reinstatement.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the applicable Borrower a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall, within the period stipulated by the terms and conditions of such Letter of Credit, examine the applicable drawing documents. After such examination and provided that such drawing documents are compliant, L/C Issuer shall notify the applicable Borrower and the Administrative Agent thereof. The applicable Borrower shall reimburse such L/C Issuer through the Administrative Agent, either with its own funds or with the proceeds of Loans under the Facility, in an amount equal to the amount of such drawing within one Business Day following the date on which such Borrower receives notice of any payment by such L/C Issuer under a Letter of Credit, provided that the Borrowers receive notice by 1:00 p.m., New York City time on such date, or on the second Business Day if notice is not received by such time (each such date, an “Honor Date”). If such Borrower fails to so reimburse such L/C Issuer by the time set forth in the preceding sentence, the applicable L/C Issuer shall promptly notify the Administrative Agent of the Honor Date and the amount of the unreimbursed drawing (the “Unreimbursed Amount”). The Administrative Agent shall, in the case of a payment under a Letter of Credit, promptly notify each Lender thereof and of the amount of such Lender’s Applicable Percentage thereof. Any notice given by such L/C Issuer or the Administrative Agent pursuant to this Section 2.04(d)(i) may be given by telephone if immediately confirmed in writing; provided, that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(i) Each Lender shall upon any notice pursuant to Section 2.04(d)(i) make funds available to the Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the

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Unreimbursed Amount not later than 1:00 p.m. (New York City time) on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(d)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the relevant Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer.

(ii) With respect to any Unreimbursed Amount for a payment under a Letter of Credit that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate applicable to Loans that are Base Rate Loans from the Honor Date to the date reimbursement is required pursuant to Section 2.04(d)(i) and thereafter, the Default Rate. Each Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.04(d)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iii) Until each Lender funds its Loan or L/C Advance pursuant to this Section 2.04(d) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the applicable L/C Issuer.

(iv) Each Lender’s obligation to make Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.04(d), shall be absolute and unconditional and shall not be affected by any circumstance, including any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the Borrowers or any other Person for any reason whatsoever; the occurrence or continuance of a Default or Event of Default, or any other occurrence, event or condition, whether or not similar to any of the foregoing (it being understood and agreed that each Lender’s obligation to make Loans pursuant to this Section 2.04(d) shall not be subject to the conditions set forth in Section 4.02). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(v) If any Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(d) by the time specified in Section 2.04(d)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.04(d)(vi) shall be conclusive absent manifest error.

(d) Repayment of Participations. At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such

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payment in accordance with Section 2.04(d), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the applicable Borrower or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(i) If any payment received by the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.04(d) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrowers to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each Unreimbursed Amount shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that such Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable L/C Issuer or any Lender, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit, except to the extent caused by the applicable L/C Issuer’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment;

(iv) any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, so long as the L/C Issuer shall have determined in the absence of gross negligence or willful misconduct, in good faith and in accordance with the standard of care specified in the Uniform Commercial Code of the State of New York, that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit;

(v) any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any

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transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(vi) any other action taken or omitted to be taken by the applicable L/C Issuer under or in connection with any Letter of Credit or the related drafts or documents, whether or not similar to any of the foregoing, that might, but for this Section 2.04(f)(vi), constitute a legal or equitable discharge of the Borrowers’ obligations hereunder.

The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the applicable Borrower’s instructions or other irregularity, such Borrower will promptly notify the applicable L/C Issuer. Such Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of L/C Issuer. Each Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable to any Lender for any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders as applicable; any action taken or omitted in the absence of gross negligence or willful misconduct; or the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Notwithstanding anything to the contrary herein the Borrowers may have a claim against the applicable L/C Issuer, and the applicable L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the applicable Borrower proves were caused by the applicable L/C Issuer’s willful misconduct or gross negligence as determined by a court of competent jurisdiction in a final, non-appealable judgment. In furtherance and not in limitation of the foregoing, the applicable L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the applicable L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Cash Collateral. Upon the request of the Administrative Agent, (A) if, as of the Letter of Credit Sublimit Expiration Date or the Termination Date, any L/C Obligation for any reason remains outstanding or (B) if an Event of Default has occurred and is continuing, the Borrowers shall, in each case, immediately Cash Collateralize the then Outstanding Amount of such L/C Obligation.

(i) Section 2.04 and 8.02(a)(iii) set forth certain additional requirements to deliver cash collateral hereunder. “Cash Collateralize” means (A) to pledge to the Administrative Agent and deposit in a L/C Cash Collateral Account, for the benefit of the applicable L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances in an amount equal to 103% of the L/C Obligations pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer (which documents are hereby consented to by the Lenders), or (B) to deliver to the applicable L/C Issuer

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a backstop letter of credit (in form and substance reasonably satisfactory to the L/C Issuer and the Administrative Agent, and issued by a U.S. commercial bank acceptable to each of such L/C Issuer and the Administrative Agent, in their commercially reasonable discretion). Derivatives of such term have corresponding meanings. The Borrowers hereby grant to the Administrative Agent, for the benefit of the L/C Issuers and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash collateral shall be maintained in the L/C Cash Collateral Account. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited in the L/C Cash Collateral Account, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer for the amount of such drawing.

(h) Applicability of ISP. Unless otherwise expressly agreed by the applicable L/C Issuer and the applicable Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit.

(i) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate for Loans that are SOFR Loans times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees for Letters of Credit shall be computed on a quarterly basis in arrears and due and payable five (5) Business Days after the last Business Day of each calendar quarter, commencing with the first such date to occur after the issuance of such Letter of Credit and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default under Sections 8.01(a), (f) or (g) exists, all Letter of Credit Fees shall accrue at the Default Rate.

(j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrowers shall pay to the applicable L/C Issuer, a fronting fee with respect to each Letter of Credit, at the rate of 0.25% per annum on the face amount drawn under each Letter of Credit, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day following the last day of each calendar quarter, in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Sublimit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrowers shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, negotiation, acceptance, transfer, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

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(k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrowers shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of any Subsidiary of any of the Borrowers inures to the benefit of the Borrowers, and that each Borrower’s business derives substantial benefits from the businesses of each such Subsidiary.

Section 2.05. Swingline Loans. Subject to the terms and conditions set forth herein, the Swingline Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.05, to make loans (each such loan, a “Swingline Loan”) to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate principal amount not to exceed at any time outstanding the amount of the Swingline Sublimit, notwithstanding the fact that such Swingline Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Loans and L/C Obligations of the Lender acting as Swingline Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swingline Loan, (i) the Total Outstandings shall not exceed the Maximum Revolving Credit and (ii) the aggregate Outstanding Amount of the Loans of any Lender at such time, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swingline Loans at such time shall not exceed such Lender’s Commitment, and provided further that the Borrowers shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.05, prepay under Section 2.06, and reborrow under this Section 2.05. Each Swingline Loan shall be a Base Rate Loan. Immediately upon the making of a Swingline Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swingline Loan.

(a) Borrowing Procedures. Each Swingline Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the Swingline Lender and the Administrative Agent, which notice shall be in writing. Each such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. (New York City time) on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such notice must be confirmed promptly by delivery to the Swingline Lender and the Administrative Agent of a written Swingline Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Promptly after receipt by the Swingline Lender of any Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (in writing) of the contents thereof. Unless the Swingline Lender has received notice (in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. (New York City time) on the date of the proposed Swingline Borrowing (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.05(a), or (B) that one or more of the applicable conditions specified in Article 4 is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, not later than 3:00 p.m. (New York City time) on the borrowing date specified in such Swingline Loan Notice, make the amount of its Swingline Loan available to the applicable Borrower at its office by crediting the account of the applicable Borrower on the books of the Swingline Lender in immediately available funds.

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(b) Refinancing of Swingline Loans. The Swingline Lender at any time in its sole and absolute discretion may, and in any event on the 10th Business Day after such Swingline Loan is made, shall request, on behalf of the applicable Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swingline Loans then outstanding or, in the case of any request given with respect to Swingline Loans which have been outstanding for 10 Business Days, the amount of such outstanding Swingline Loans; provided, that such Loans may, and upon the applicable Borrower’s request shall, be made as SOFR Loans if a SOFR Loan could otherwise be made pursuant to Section 2.02. Such request shall be made in writing (which written request shall be deemed to be a Borrowing Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans or SOFR Loans, but subject to the unutilized portion of the aggregate Commitments and the conditions set forth in Section 4.02. The Swingline Lender shall furnish the applicable Borrower with a copy of the applicable Borrowing Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Borrowing Notice available to the Administrative Agent in immediately available funds for the account of the Swingline Lender at the Administrative Agent’s Office not later than 1:00 p.m. (New York City time) on the day specified in such Borrowing Notice, whereupon, subject to Section 2.05(c)(ii), each Swingline Lender that so makes funds available shall be deemed to have made a Base Rate Loan (or SOFR Loan, if applicable) to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender.

(i) If for any reason any Swingline Loan cannot be refinanced by such a Borrowing in accordance with Section 2.05(c)(i), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Lenders fund its risk participation in the relevant Swingline Loan and each Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such participation.

(ii) If any Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(i), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iii) Each Lender’s obligation to make Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing (it being understood and agreed that each Lender’s obligation to make Loans pursuant to this Section 2.05(c) shall not be subject to the conditions set

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forth in Section 4.02). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swingline Loans, together with interest as provided herein.

(c) Repayment of Participations. At any time after any Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swingline Lender.

(i) If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Lender shall pay to the Swingline Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(d) Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrowers for interest on the Swingline Loans. Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.05 to refinance such Lender’s Applicable Percentage of any Swingline Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swingline Lender.

(e) Payments of Swingline Loans. The Borrowers shall make all payments of principal and interest in respect of the Swingline Loans to the Administrative Agent, for the account of the Swingline Lender.

Section 2.06. Prepayments. Optional. The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided, that such notice must be received by the Administrative Agent not later than 11:00 a.m. three U.S. Government Securities Business Days prior to any date of prepayment of SOFR Loans and on the date of prepayment of Base Rate Loans; any prepayment of SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.

(a) Mandatory. If, at any time, the Total Outstandings at such time exceed the Maximum Revolving Credit, then, within one Business Day, the Borrowers shall prepay the outstanding Loans and/or the Cash Collateralize the outstanding L/C Obligations (including by depositing funds in the L/C Cash Collateral Account pursuant to Section 2.04(h)(i)) in an aggregate amount sufficient to reduce the amount of Total Outstandings as of such date of payment to an amount less than or equal to the

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Maximum Revolving Credit; provided, however, that, subject to the provisions of Section 2.04(h)(ii), the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.06(b) unless after the prepayment in full of the Loans the Total Outstandings exceed the Maximum Revolving Credit above at such time.

(i) At any time following the occurrence and during the continuation of a Liquidity Period, within five Business Days following the receipt of any Net Cash Proceeds in respect of any Disposition of Collateral or any Net Insurance/Condemnation Proceeds (other than any Disposition (A) permitted by Section 7.05(a), (b), (c), (d), (h) or (i), or (B) in the ordinary course of business of the Borrowers and their respective Subsidiaries), the Borrowers shall apply an amount equal to 100% of such Net Proceeds or Net Insurance/Condemnation Proceeds, as applicable, received with respect thereto to prepay the outstanding principal amount of the Loans and/or Cash Collateralize the outstanding L/C Obligations, and the Borrowers shall deliver an updated Borrowing Base Certificate to the Administrative Agent on the date of any such Disposition or receipt of Net Insurance/Condemnation Proceeds.

(ii) Prepayments of the Facilities made pursuant to this Section 2.06(b), shall be applied, first, to the L/C Borrowings, Swingline Loans or Protective Advances, second, ratably to the outstanding Loans and third, to Cash Collateralize the remaining L/C Obligations.

(iii) In the case of prepayments of the Facilities required pursuant to clause (i) or (ii) of this Section 2.06(b), the amount remaining, if any, after the prepayment in full of all L/C Borrowings and Loans, outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full may be retained by the Borrowers for use in the ordinary course of their business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held in the L/C Cash Collateral Account shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party) to reimburse the L/C Issuer or the Lenders, as applicable.

(b) At the option of the Administrative Agent, principal on the Swingline Loans and interest, fees, expenses and other sums due and payable in respect of the Loans and Protective Advances may be paid from the proceeds of Swingline Loans or Loans. Each Borrower hereby authorizes the Swingline Lender to make such Swingline Loans pursuant to Section 2.05(a) and the Lenders to make such Loans pursuant to Section 2.05(b) from time to time in the amounts of any and all principal payable with respect to the Swingline Loans and interest, fees, expenses and other sums payable in respect of the Loans and Protective Advances, and further authorizes the Administrative Agent to give the Lenders notice of any Borrowing with respect to such Swingline Loans and Revolving Loans and to distribute the proceeds of such Swingline Loans and Revolving Loans to pay such amounts. The Borrowers agree that all such Swingline Loans and Revolving Loans so made shall be deemed to have been requested by it and directs that all proceeds thereof shall be used to pay such amounts.

Section 2.07. Termination or Reduction of Commitments. The Borrowers may, upon notice to the Administrative Agent, terminate, or from time to time permanently reduce, the Commitments; provided, that any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the date of termination or reduction, any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and the Borrowers shall not terminate or reduce the aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Maximum Revolving Credit. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the applicable aggregate Commitments. Any reduction of the aggregate Commitments shall be applied to the Commitment of each applicable Lender according to its Applicable Percentage.

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~~(a) Termination of Non-Extending Commitments. Notwithstanding anything to the contrary contained in this Agreement or any Loan Document, the aggregate principal amount of all Non-Extending Commitments shall automatically terminate on the Maturity Date applicable with respect thereto, and all or any part of a Non-Extending Commitment Lender’s participation in any L/C Obligations and Swingline Loans shall be reallocated among the Extending Commitment Lenders in accordance with their respective Applicable Percentages (calculated with respect to the Commitments set forth on Schedule 1.01(b)(ii)) but only to the extent that such reallocation (i) does not cause the aggregate Outstanding Amount of any Extending Commitment Lender’s Loans and L/C Obligations to exceed such Extending Commitment Lender’s Commitment and, (ii) the Total Outstandings shall not exceed the Maximum Revolving Credit.~~

(a) [Reserved].

(b) Payment of Fees. All fees in respect of the Facility accrued until the effective date of any termination of the Facility shall be paid on the effective date of such termination.

Section 2.08. Repayment of Loans.

(a) Loans. The Borrowers shall, on a joint and several basis in accordance with Section 11.18, repay to the applicable Lenders ~~(i) on the Maturity Date applicable to the Non-Extending Commitments, the aggregate principal amount of all Loans outstanding with respect to the Non-Extending Commitments, including all fees, interest accrued and unpaid thereon, and all other amounts owing or payable in connection therewith (it being understood and agreed that such payment will be on a non-pro rata basis) and (ii)~~ on the Termination Date, the aggregate principal amount of all Loans outstanding on such date, including all fees, interest accrued and unpaid thereon, and all other amounts owing or payable in connection therewith.

(b) Swingline Loans. The Borrowers shall, on a joint and several basis in accordance with Section 11.18, repay each Swingline Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date ~~applicable to the Extending Commitment~~.

Section 2.09. Interest. Subject to the provisions of Section 2.09(b),

(i) Each Loan that is a SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Term SOFR for such Interest Period plus the Applicable Rate and a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and

(ii) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b) While any Event of Default under Section 8.01(a), Section 8.01(f) and Section 8.01(g) exists, if any principal of or interest on any Loan or any fee payable by the Borrowers hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, by acceleration or otherwise, the relevant overdue amount shall bear interest, to the fullest extent permitted by law, after as well as before judgment, at a rate per annum equal to the Default Rate; provided that no amount shall accrue pursuant to this Section 2.09(b) on any overdue amount or other amount payable to a Defaulting Lender so long as such Lender is a Defaulting Lender. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

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(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.

Section 2.10. Fees. In addition to certain fees described in Sections 2.04(j) and (k):

(a) Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee (the “Commitment Fee”) equal to (i) on any date on which Availability is less than 50% of the aggregate Commitments, 0.25% times the actual daily amount by which the aggregate Commitments of all Lenders exceed the sum of (A) the Outstanding Amount of Loans (excluding any Outstanding Amount of Swingline Loans) and (B) the Outstanding Amount of L/C Obligations, determined as of the last day of the immediately preceding fiscal quarter, or (ii) on any date on which Availability is equal to greater than or equal to 50% of the aggregate Commitments, 0.375% times the actual daily amount by which the aggregate Commitments of all Lenders exceed the sum of (A) the Outstanding Amount of Loans (excluding any Outstanding Amount of Swingline Loans) and (B) the Outstanding Amount of L/C Obligations, determined as of the last day of the immediately preceding fiscal quarter. The Commitment Fee shall accrue at all times, including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears five (5) Business Days after the last Business Day of each calendar quarter, commencing with the first such date to occur after the Closing Date, and on the ~~Maturity Date applicable to the Non-Extending Commitments, as to such Non-Extending Commitments, and on the~~ Termination Date.

(b) Fees. The Borrowers shall pay to the Administrative Agent, for the account of each Lender, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(c) Other Fees. The Borrowers shall pay to the ~~Arrangers~~Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the applicable Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(d) Defaulting Lender Fees. Notwithstanding anything herein to the contrary, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to clause (a) above (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees); provided, that (i) to the extent that a Ratable Portion of the L/C Obligations of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 2.16(a), such fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (ii) to the extent that all or any portion of such L/C Obligations cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the applicable L/C Issuer.

Section 2.11. Computation of Interest and Fees.

(a) All computations of interest for Base Rate Loans (other than Loans bearing interest at the Base Rate based on clause (c) of the definition thereof) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided, that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.13(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

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(b) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrowers and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

Section 2.12. Evidence of Debt. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and, as part of the Register, by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrowers made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note (payable to such Lender or its registered assigns), which shall evidence such Lender’s Loans to the Borrowers in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(a) In addition to the accounts and records referred to in Section 2.12(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 2.13. Payments Generally; Administrative Agent’s Clawback. General. All payments to be made by the Borrowers or the other Loan Parties shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers or the other Loan Parties hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each applicable Lender its ratable share of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and

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may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(i) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the applicable L/C Issuer hereunder that such Borrowers will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.

A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this Section 2.13(b) shall be conclusive, absent manifest error.

(b) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrowers as provided in the foregoing provisions of this Article 2, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

(c) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and all Lenders hereunder to make payments pursuant to Section 2.04(c) are several and not joint. The failure of (x) any Lender to make any Loan or to fund any such participation or (y) any Lender to make payment under Section 2.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to do so.

(d) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

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Section 2.14. Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of the amount of such Obligations due and payable to such Lender at such time to the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all Lenders at such time or Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of the amount of such Obligations owing (but not due and payable) to such Lender at such time to the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact, and purchase (for cash at face value) participations in the Loans and/or, if applicable, subparticipations in L/C Obligations and Swingline Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided, that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section 2.14 shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement, any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, subparticipations in L/C Obligations, or Swingline Loans to any assignee or participant, other than to the Borrowers or any Subsidiary thereof (as to which the provisions of this Section 2.14 shall apply), or any payments pursuant to the Fee Letter.

The Borrowers consent to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation.

Section 2.15. Increase in Facility. (a) Provided that no Default or Event of Default has occurred and is continuing or would exist after giving effect thereto, upon at least 7 Business Days’ prior written notice to the Administrative Agent (which shall promptly notify the Lenders thereof), the Borrowers may from time to time request an increase in the amount of the Commitments under the Facility (each, a “Facility Increase”) in an aggregate stated amount (for all such requests) after the First Amendment Effective Date not to exceed $~~25,000,000~~50,000,000 (the “Facility Increase Amount”); provided, that (i) any such request for a Facility Increase shall be in a minimum stated amount of $10,000,000 (or, if less, the entire remaining amount of the Facility Increase Amount), or such lower amount as determined by the Administrative Agent in its sole discretion, (ii) such increase shall be on the same terms (including with respect to margin, pricing, maturity and fees, other than any underwriting fees and arrangement fees applicable thereto) and pursuant to the exact same Loan Documents and any other documentation applicable to the Facility (provided, that the Applicable Rate and the Commitment Fee applicable to the Facility may be increased to be identical to that for any Facility Increase to effectuate such Facility Increase), (iii) such Facility Increase shall be Guaranteed by the exact same Guarantors and shall be secured by a Lien on the

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exact same Collateral ranking pari passu with the Lien securing the Facility (and no Facility Increase may be (x) Guaranteed by any Person that is not a Loan Party or (y) secured by any assets other than the Collateral), (iv) the aggregate amount of Commitments at the time of such request, after giving effect to such Facility Increase, shall not exceed the ABL Cap (as defined in the ABL Intercreditor Agreement) and (v) the Borrowers, the Incremental Lenders and the Administrative Agent shall execute and deliver any amendment to this Agreement or other documentation necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to evidence and effectuate such Facility Increase.

(b) Lender Elections to Increase. The Borrowers may seek commitments in respect of any Facility Increase from then-existing Lenders (each of which shall be entitled to agree or decline to participate in such Facility Increase in its sole discretion) or additional banks, financial institutions and other institutional lenders or investors who will become Lenders in connection with such Facility Increase (each, an “Additional Lender” and together with any existing lender providing such Facility Increase, as applicable, collectively the “Incremental Lenders”); provided that each Additional Lender shall be approved by each of the Administrative Agent, the Swingline Lender and each L/C Issuer (such approval not to be unreasonably withheld, delayed or conditioned), to the extent approval thereof would be required pursuant to the definition of “Eligible Assignee” with respect to any assignment of Loans or Commitments.

(c) Effective Date and Allocations. If the Facility is increased in accordance with this Section 2.15, the Administrative Agent and the Borrowers shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Facility Increase. The Administrative Agent shall promptly notify the Borrowers and the Lenders of the final allocation of such Facility Increase and the Increase Effective Date.

(d) Conditions to Effectiveness of Increase. As a condition precedent to such Facility Increase, the Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Facility Increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such Facility Increase, (A) the representations and warranties contained in Article 5 and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in Section 5.05(a) shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01, and (B) no Default or Event of Default has occurred and is continuing. The Borrowers shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any non-ratable increase in the Commitments under this Section 2.15.

(e) Conflicting Provisions. This Section shall supersede any conflicting provisions in Section 2.14 or Section 11.01.

Section 2.16. Defaulting Lender.

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

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(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders; and

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 8 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Issuer or Swingline Lender hereunder; third, if so determined by the L/C Issuer or Swingline Lender hereunder, to be held as cash collateral for future funding obligations of such Defaulting Lender in respect of any participation in any Swingline Loan or L/C Obligation; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuers or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Commitments under the applicable Facility without giving effect to clause (iii) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Outstanding Amount of any Non-Defaulting Lender’s Loans and L/C Obligations to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

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(iv) Cash Collateral. If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, cash collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.16(a)(ii).

(b) Defaulting Lender Cure. If the Borrowers, the Administrative Agent, each L/C Issuer and each Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Facility (without giving effect to Section 2.16(a)(iii)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c) New Swingline Loans / Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have not Fronting Exposure after giving effect to such Swingline Loans and (ii) no L/C Issuer shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

Section 2.17. Benchmark Replacement Setting.

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrowers of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.17(d). Any determination, decision or election that may be made by the Administrative Agent

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or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.17, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.17.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

Article 3

Taxes, Yield Protection and Illegality

Section 3.01. Taxes. Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deductions or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01(a)) the applicable Recipient receives an amount equal to the sum it would have received had no such deductions or withholding been made.

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(a) Payment of Other Taxes by the Borrowers. The Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes.

(b) Indemnification by the Borrowers. The Loan Parties shall jointly and severally indemnify the Administrative Agent, each Lender and each L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by the Administrative Agent, such Lender or such L/C Issuer or any of their respective Affiliates, or required to be withheld or deducted from a payment to the Administrative Agent, such Lender or such L/C Issuer or any of their respective Affiliates, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error.

(c) Indemnification by the Lender. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 3.01(d).

(d) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section

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3.01(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Borrower,

(A) any Lender that is a U.S. Person shall deliver to the Borrowers and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as prescribed by applicable law or upon the reasonable request of the Borrowers or Administrative Agent), executed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrowers or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of Internal Revenue Service Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x)(i) a certificate to the reasonable satisfaction of the Borrowers and the Administrative Agent to the effect that such Foreign Lender is not a “bank” within the meaning of section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (ii)(y) duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, W-8BEN, W-8BEN-E, a U.S. Tax Compliance Certificate to the reasonable satisfaction of the Borrowers and Administrative Agent, Form W-9, and/or other certification document form each beneficial owner, as applicable;

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provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate to the reasonable satisfaction of the Borrowers and Administrative Agent on behalf of each such direct and indirect partner, or

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that is any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. If any party determines, in its the sole discretion and good faith judgment, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall promptly pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnified payments made under this Section with respect to the Taxes giving rise to such refund) net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such

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refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligation under any Loan Document.

(h) Defined Terms. For purpose of this Section 3.01, any term “Lender” includes any L/C Issuer and the term “applicable law” includes FATCA.

Section 3.02. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR, or to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate or Term SOFR, then, upon notice thereof by such Lender to the Borrowers (through the Administrative Agent), (a) any obligation of the Lenders to make SOFR Loans, and any right of the Borrowers to continue SOFR Loans or to convert Base Rate Loans to SOFR Loans, shall be suspended, and (b) the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day, and (ii) if necessary to avoid such illegality, the Administrative Agent shall during the period of such suspension compute the Base Rate without reference to clause (c) of the definition of “Base Rate,” in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate or Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.

Section 3.03. Inability to Determine Rates. Subject to Section 2.17, if, on or prior to the first day of any Interest Period for any SOFR Loan:

(a) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof; or

(b) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, the Administrative Agent will promptly so notify the Borrowers and the Lenders.

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Upon notice thereof by the Administrative Agent to the Borrowers, any obligation of the Lenders to make SOFR Loans, and any right of the Borrowers to continue SOFR Loans or to convert Base Rate Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrowers shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.14. Subject to Section 2.17, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination.

Section 3.04. Increased Costs; Reserves on SOFR Loans. Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurocurrency Rate contemplated by Section 3.04(e)) or any L/C Issuer;

(ii) subject any Administrative Agent, Lender or L/C Issuer (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (c) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or SOFR Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Administrative Agent, Lender or L/C Issuer of making, continuing, converting to or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Administrative Agent, Lender or L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or such L/C Issuer, the Borrowers will pay to such Administrative Agent, Lender or L/C Issuer as the case may be, such additional amount or amounts as will compensate such Administrative Agent, Lender or L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered; provided, that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different SOFR Rate lending office if the making of such designation would allow the Lender or its SOFR Rate lending office to continue to perform its obligation to make SOFR Loans or to continue to fund or maintain SOFR Loans and avoid the need for, or reduce the amount of, such increased cost.

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(b) Capital Requirements. If any Lender or L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time, after submission to the Borrowers (with a copy to the Administrative Agent) of a written request therefor, the Borrowers will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04, describing the basis therefore and showing the calculation thereof in reasonable detail, and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided, that the Borrowers shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than 90-days prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Additional Reserve Requirements. The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each SOFR Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), and as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the SOFR Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places with Dollar amounts rounded to two decimal points (for invoices and ledgers, but, for the avoidance of doubt, not rounded internally by the relevant Lender)) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrowers shall have received at least 10 Business Days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender describing the basis therefor and showing the calculation thereof in reasonable detail. If a Lender fails to give notice 10 Business Days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable within 30 days from receipt of such notice.

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Section 3.05. Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any conversion, payment or prepayment of any SOFR Loan, and any conversion of a Base Rate Loan to a SOFR Loan, on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, or continue any SOFR Loan, or to convert a Base Rate Loan to a SOFR Loan, on the date or in the amount notified by the Borrowers; or

(c) any assignment of a SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 11.13;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained, but excluding any loss of anticipated profits. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

Section 3.06. Mitigation Obligations; Replacement of Lenders. If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender, the Administrative Agent or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(a) Replacement of Lenders. If any Lender requests compensation under Section 3.04, if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), or if any Lender gives a notice pursuant to Section 3.02 or if any Lender is at such time a Defaulting Lender, then the Borrowers may replace such Lender in accordance with Section 11.13.

Section 3.07. Survival. All of the Borrowers’ obligations under this Article 3 shall survive termination of the aggregate Commitments and repayment of all other Obligations hereunder.

Article 4
Conditions Precedent to Credit Extensions

Section 4.01. Conditions of Effectiveness. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or electronic copies (followed promptly by originals) unless otherwise specified, each properly

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executed by a duly authorized officer of the applicable signing Loan Party, each dated as of the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i) executed counterparts of this Agreement executed by the Administrative Agent, each Lender and each Loan Party;

(ii) each Note executed by the Borrowers in favor of each Lender requesting a Note or Notes;

(iii) [Reserved];

(iv) [Reserved];

(v) [Reserved];

(vi) [Reserved];

(vii) a certificate of each Loan Party, dated as of the Effective Date and executed by a secretary, assistant secretary or other senior officer (as the case may be) thereof, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its shareholders, partners, managers, members, board of directors, board of managers or other governing body authorizing the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign the Loan Documents to which it is a party on the Effective Date and (C) certify (x) that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement and (y) that such documents or agreements have not been amended, restated, amended and restated, supplemented or otherwise modified (except as otherwise attached to such certificate and certified therein as being the only amendments, restatements, amendments and restatements, supplements or modifications thereto as of such date) and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from (A) its jurisdiction of organization and (B) in each jurisdiction in which it is qualified to engage in business where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except, in the case of this clause (B), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(viii) a certificate of a duly authorized officer of each Loan Party either stating that all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party have been received and are in full force and effect or stating that no such consents, licenses or approvals are so required in connection with the consummation by such Loan Party of the Transactions;

(ix) a certificate signed by a Responsible Officer of Holdings certifying that the conditions set forth in Section 4.01(f), (h) and (i) have been satisfied as of such date;

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(x) a solvency certificate, substantially in the form of Exhibit L from a Responsible Officer of Holdings (or, at the option of Holdings, a customary third-party opinion as to the solvency of Holdings and its Subsidiaries, on a consolidated basis);

(xi) a Borrowing Base Certificate covering the Borrowing Base as of October 31, 2021, with customary supporting documentation;

(xii) [Reserved]; and

(xiii) the executed opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Lenders and the L/C Issuer, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request.

(b) (i) Any fees required to be paid on or before the Effective Date to the Administrative Agent, ~~any~~the Arranger or the Lenders pursuant to the Fee Letter shall have been paid and (ii) any costs and expenses required to be paid on or before the Effective Date to the Administrative Agent, ~~any~~the Arranger or the Lenders to the extent invoices have been received by Holdings at least two Business Days prior to the Effective Date (or such later date as reasonably agreed by Holdings) shall have been paid.

(c) [Reserved].

(d) [Reserved].

(e) [Reserved].

(f) On the Effective Date, neither Holdings nor any of its Subsidiaries shall have any material Indebtedness for borrowed money (other than any Loans and Letters of Credit outstanding on the Effective Date), purchase money Indebtedness, Capital Lease Obligations, working capital facilities for Foreign Subsidiaries, other Indebtedness incurred in the ordinary course of business, and other Indebtedness permitted pursuant to Section 7.02.

(g) [Reserved].

(h) The representations and warranties of each Loan Party and its Subsidiaries contained in this Agreement and each other Loan Document, shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(i) No Default or Event of Default shall have occurred and be continuing, or would result from, the consummation of the Transactions (including any Credit Extension to be made on the Effective Date and the application of the proceeds thereof).

(j) [Reserved].

(k) [Reserved].

(l) The Administrative Agent shall have received, at least 3 Business Days prior to the Effective Date, all documentation and other information required by bank regulatory authorities under

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applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, to the extent requested by the Administrative Agent or any Lender at least 10 Business Days prior to the Effective Date.

(m) No later than three Business Days prior to the Effective Date, the Administrative Agent and Lenders shall have received a Beneficial Ownership Certification in relation to each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

For purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under any Loan Document to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Effective Date specifying its objection thereto.

Section 4.02. Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Borrowing Notice requesting only a conversion of Loans to the other Type, or a continuation of SOFR Loans) is subject to the following conditions precedent:

(a) The representations and warranties of each Loan Party and its Subsidiaries contained in this Agreement and each other Loan Document, shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(b) No Default or Event of Default shall have occurred and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c) After giving effect to any Credit Extension (or the incurrence of any L/Cs Obligations), the Total Outstandings shall not exceed the Maximum Revolving Credit;

(d) The Administrative Agent and, if applicable, each applicable L/C Issuer or the Swingline Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Borrowing Notice requesting only a conversion of Loans to the other Type or a continuation of SOFR Loans) submitted by the Borrowers shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

Article 5
Representations and Warranties

The Borrowers and each Guarantor, on behalf of themselves and their respective Subsidiaries, represents and warrants to the Administrative Agent and the Lenders that:

Section 5.01. Existence, Qualification and Power. Each Loan Party is (i) duly organized or formed and validly existing and (ii) in good standing under the Laws of the jurisdiction of its incorporation or organization, except, in the case of this clause (ii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

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(a) Each Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to own or lease its assets and carry on its business and execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the Transactions, and is duly qualified and is licensed and, as applicable, in good standing, under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except, in the case of clauses (i) and (iii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document, have been duly authorized by all necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Person’s Organization Documents; conflict with or result in any breach or contravention of, or the creation of any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or violate any Law, except, in the case of clause (b)(ii) and (c), as could not reasonably be expected to have a Material Adverse Effect.

Section 5.03. Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority and no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with any other Person, in each case, is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transactions, the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents or the perfection of the Liens created under the Collateral Documents (subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement), except for (x) those approvals, consents, exemptions, authorizations or other actions which have already been obtained, taken, given or made and are in full force and effect, and (y) any filings required to perfect the Liens created under the Collateral Documents.

Section 5.04. Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

Section 5.05. Financial Statements; No Material Adverse Effect. The Financial Statements of Holdings and its Subsidiaries were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein or in the notes thereto; and fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein including in any notes thereto).

(a) The Pro Forma Financial Statements of Holdings and its Subsidiaries, certified by a Responsible Officer of Holdings, copies of which have been furnished to the Administrative Agent, on or prior to the Effective Date, fairly present in all material respects the consolidated pro forma financial condition of Holdings and its Subsidiaries, on a consolidated basis, as at such date and the consolidated pro

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forma results of operations of Holdings and its Subsidiaries for the period ended on such date, in each case giving effect to the Transactions, all prepared in accordance with GAAP, except as otherwise noted therein.

(b) Since December 31, 2020, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 5.06. Litigation. Except as set forth in Schedule 5.06, there are no actions, suits, proceedings, claims, investigations or disputes pending or, to the knowledge of the Borrowers, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrowers or any of their respective Subsidiaries or against any of their properties or revenues that purport to affect or pertain to this Agreement or any other Loan Document (including the legality or enforceability thereof) or the consummation of the Transactions or as to which there is a reasonable possibility of an adverse determination and that could reasonably be expected to have a Material Adverse Effect.

Section 5.07. No Default. Neither the Borrowers nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

Section 5.08. Ownership of Property; Subsidiaries; Equity Interests. Each of the Borrowers and each of their respective Subsidiaries, subject to Permitted Liens, has (i) good and marketable or valid leasehold Mining Title to the Material Owned Real Property and the Material Leased Real Property necessary for the ordinary conduct of the business and operations of each of the Loan Parties and each of their respective Subsidiaries as presently conducted on the Effective Date and (ii) good record title to, or valid leasehold, easement or other real property interests in all other Real Property necessary for the ordinary conduct of the business and operations of the Loan Parties and their respective Subsidiaries as presently conducted, subject to such defects in title as could not reasonably be expected to materially interfere with the ordinary conduct of the business and operations of any Loan Party or any of its Subsidiaries.

(a) Each of the Borrowers and each of their Subsidiaries has good record title to, or valid leasehold, easement or other property interests in all personal property necessary for or used in the ordinary conduct of the business and operations of the Loan Parties and their respective Subsidiaries as presently conducted.

(b) As of the Effective Date, (i) all Equity Interests held by Holdings or any of its Subsidiaries are set forth in Schedule 5.08(c), (ii) all of the outstanding Equity Interests in the Borrowers and their Subsidiaries have been validly issued, are fully paid and nonassessable (to the extent such concepts exist under applicable Law) and (iii) all Equity Interests owned by the Borrowers and their Subsidiaries are free and clear of all Liens except (x) those created under the Collateral Documents and (y) any nonconsensual Permitted Liens.

(c) To the knowledge of the Loan Parties on the Effective Date, all Material Owned Real Property and Material Leased Real Property of the Loan Parties that is being mined or operated as of the Effective Date is in physical condition that would permit mining or operations presently conducted.

Section 5.09. Environmental Compliance. Except as disclosed on Schedule 5.09, or as otherwise could not reasonably be expected to have a Material Adverse Effect:

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(a) None of the Borrowers nor any of their Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability concerning or arising out of Environmental Laws or Hazardous Materials with regard to any of the Properties or the business operated by the Borrowers or any of their respective Subsidiaries (the “Business”).

(b) Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability of the Borrowers or any of their Subsidiaries under, any applicable Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability of the Borrowers or any of their Subsidiaries under, any applicable Environmental Law.

(c) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrowers, threatened under any Environmental Law to which the Borrowers or any of their respective Subsidiaries is or, to the knowledge of the Borrowers, will be named as a party or with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other similar administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

(d) There has been no release or threat of release of Hazardous Materials at or from the Properties, or arising from or related to the operations of the Borrowers or any of their respective Subsidiaries in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability of the Borrowers or any of their Subsidiaries under any applicable Environmental Laws.

(e) The Properties and all operations at the Properties and of the Business are and have been in compliance with all applicable Environmental Laws.

(f) The Borrowers and each of their Subsidiaries hold and have held all Environmental Permits (each of which is in full force and effect and is not subject to appeal, except in such instances where the requirement to hold an Environmental Permit is being contested in good faith by the Borrowers or any of their respective Subsidiaries by appropriate proceedings diligently conducted) required for any of their current operations or for the current ownership, operation or use of the Properties, including all Environmental Permits required for the coal mining-related operations of the Borrowers or any of their respective Subsidiaries or, to the extent currently required, any pending construction or expansion related thereto; are, or have been, in compliance with all Environmental Permits, except in such instances where the requirement of an Environmental Permit is being contested in good faith by the Borrowers or any of their respective Subsidiaries by appropriate proceedings diligently conducted; and have used commercially reasonable efforts to cause all contractors, lessees and other Persons occupying, operating or using the mines on the Properties to comply with all Environmental Laws and obtain all Environmental Permits required for the operation of the mines.

(g) To the knowledge of the Borrowers, none of the Properties have any associated direct or indirect acid mine drainage which constitutes or constituted a violation of, or could reasonably be expected to give rise to liability under, any applicable Environmental Law.

Section 5.10. Mining.

(a) The Borrowers and each of their Subsidiaries has, in the amounts and forms required pursuant to Environmental Law, obtained all performance bonds and surety bonds, or otherwise provided any financial assurance required under Environmental Law for Reclamation or otherwise in the

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ordinary conduct of the business and operations of the Loan Parties (collectively, “Mining Financial Assurances”), except as could not reasonably be expected to result in a Material Adverse Effect.

(b) There have been no accidents, explosions, implosions, collapses or flooding at or otherwise related to the Properties of the Business that have, directly or indirectly, resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

Section 5.11. Insurance. The properties of the Borrowers and their Subsidiaries are insured with financially sound and reputable insurance companies in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrowers or the applicable Subsidiary operates.

Section 5.12. Taxes. (a) The Borrowers and their Subsidiaries have filed all Federal, state and other Tax returns and reports required to be filed, and have paid all Federal, state and other Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable (other than those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP), except where the failure to do any of the foregoing could not reasonably be expected to result in a Material Adverse Effect; (b) no Tax Lien has been filed and, to the knowledge of the Borrowers, no claim is being asserted or audit being conducted, with respect to any Tax, fee or other charge of the Borrowers or any of their respective Subsidiaries, except as could not reasonably be expected to result in a Material Adverse Effect; and (c) there is no proposed Tax assessment against the Borrowers or any of their respective Subsidiary, except as could not reasonably be expected to result in a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement.

Section 5.13. ERISA Compliance. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws (except that with respect to any Multiemployer Plan which is a Plan, such representation is deemed made only to the knowledge of the Borrowers) and with respect to each Plan, no failure to satisfy the minimum funding standards of Sections 412 or 430 of the Code has occurred, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made.

(a) There are no pending or, to the knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no nonexempt “prohibited transaction” (as defined in Section 406 of ERISA) or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(b) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: No ERISA Event has occurred or is reasonably expected to occur; no Pension Plan has any Unfunded Pension Liability; neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur (except as may occur as a result of relief granted pursuant to section 1113 of the Bankruptcy Code), any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and neither the Borrowers nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

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Section 5.14. Beneficial Ownership Certification. As of the Effective Date, the information included in each Beneficial Ownership Certification is true and correct in all material respects.

Section 5.15. Margin Regulations; Investment Company Act. The Borrowers are not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Federal Reserve Board), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrowers only or of the Borrowers and their Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01, Section 7.04 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the Borrowers and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

(a) None of the Borrowers, any Person Controlling the Borrowers, or any Subsidiary is required to register as an “investment company” under the Investment Company Act of 1940.

Section 5.16. Disclosure. No report, financial statement, certificate or other information furnished (in writing) by or on behalf of any Loan Party or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document, taken as a whole with any other information furnished or publicly available, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading as of the date when made or delivered; provided, that with respect to any forecast, projection or other statement regarding future performance, future financial results or other future developments, the Borrowers represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time such information was prepared (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrowers’ control, and that no assurance can be given that the future developments addressed in such information can be realized).

Section 5.17. Compliance with Laws. The Borrowers and each of their respective Subsidiaries is in compliance with the requirements of all Laws (including any zoning, building, ordinance, code or approval or any building or mining permits) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, or the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.18. Intellectual Property; Licenses, Etc. The Borrowers and each of their Subsidiaries exclusively own, or possess the valid and continuing right to use, all of the trademarks, service marks, trade names, other source or business identifiers, Internet domain names, copyrights, patents, patent rights, trade secrets, know-how, franchises, licenses and other intellectual property rights, in each case, whether registered or unregistered and including all goodwill associated with the foregoing (collectively, “Intellectual Property”), in each case, free and clear of all Liens (other than Permitted Liens), except where failure to have such Intellectual Property individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrowers, the use of such Intellectual Property by such Borrower or any Subsidiary does not infringe upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrowers, threatened that either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

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Section 5.19. Solvency. As of the Effective Date and after giving effect to the Transactions and the incurrence of the Indebtedness and obligations being incurred in connection with this Agreement and the Transactions, (i) the sum of the debt (including contingent liabilities) of Holdings and its Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of Holdings and its Subsidiaries, on a consolidated basis; (ii) the present fair saleable value of the assets of Holdings and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of Holdings and its Subsidiaries, on a consolidated basis, as they become absolute and matured; (iii) the capital of Holdings and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to the business of Holdings or its Subsidiaries, on a consolidated basis, contemplated as of the Effective Date; and (iv) Holdings and its Subsidiaries, on a consolidated basis, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Section 5.20. Casualty, Etc. Neither the businesses nor the properties of the Borrowers or any of their respective Subsidiaries have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.21. Labor Matters. Except as specifically disclosed on Schedule 5.21, (a) there are no collective bargaining agreements covering the employees of the Borrowers or any of their respective Subsidiaries as of the Effective Date, (b) there are no Multiemployer Plans covering the employees of the Borrowers or any of their respective Subsidiaries as of the Effective Date and (c) as of the Effective Date, neither the Borrowers nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material organized labor disruptions within the last three years, in each case, that could reasonably be expected to result in a Material Adverse Effect.

Section 5.22. Collateral Documents. The provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents, when executed and delivered (and at all times thereafter) are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien on all right, title and interest of the Collateral owned by the Loan Parties and described therein (subject to Permitted Liens).

Section 5.23. Use of Proceeds. The Borrowers will use the proceeds of the Loans solely as provided for in Section 6.11.

Section 5.24. Coal Act; Black Lung Act.

(a) (i) The Borrowers, each of their Subsidiaries and each of their respective “related persons” (as defined in the Coal Act) are, and have been, in compliance in all material respects with the Coal Act and any regulations promulgated thereunder, and (ii) none of the Borrowers, their Subsidiaries or each of their respective “related persons” (as defined in the Coal Act) has any liability under the Coal Act, except, in the case of this clause (ii), as disclosed in the Borrowers’ financial statements (after deducting the minimum balance required by the United States Department of Labor to be maintained in the 501(c)(21) Trust) on or prior to the Effective Date (or as otherwise disclosed from time to time to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent) or which could not reasonably be expected to have a Material Adverse Effect, or with respect to premiums or other material payments required thereunder which have been paid when due.

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(b) (i) The Borrowers and each of their Subsidiaries are, and have been, in compliance in all material respects with the Black Lung Act, and (ii) neither the Borrowers nor any of their Subsidiaries has either incurred any Black Lung Liability or assumed any other Black Lung Liability, or with respect to premiums, contributions or other material payments required thereunder which have been paid when due, except, in the case of this clause (ii), as disclosed in the Borrowers’ financial statements after deducting the minimum balance required by the United States Department of Labor to be maintained in the 501(c)(21) Trust) on or prior to the Effective Date (or as otherwise disclosed from time to time to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent), or which could not reasonably be expected to have a Material Adverse Effect.

Section 5.25. Anti-Terrorism Laws; Anti-Corruption Laws and Sanctions. None of the Loan Parties or any of their respective Subsidiaries, or any of their respective directors, officers, employees or, to the knowledge of any of the Borrowers, any of their respective agents, Affiliates or representatives is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (i) currently the target or any Sanctions or (ii) located, organized or resident in a country or territory that is the target of comprehensive country-wide or territory-wide Sanctions; provided that clause (i) of this Section 5.25(a) does not apply to any Affiliate (other than any Affiliate that is, or is Controlled by, Holdings or any of its Subsidiaries), agent or representative that is included on OFAC’s Sectoral Sanctions Identification List or is similarly subject to Sanctions imposing prohibitions on only specific types of transactions or activities with such Affiliate, agent or representative, but is not otherwise a person with which all transactions are prohibited.

(a) Each of the Loan Parties and their respective Subsidiaries and their respective directors, officers and employees, in each case acting in their capacity as such, is in compliance, in all material respects, with Anti-Corruption Laws, Anti-Money Laundering Laws, Anti-Terrorism Laws and Sanctions.

Article 6
Affirmative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than in respect of contingent obligations, indemnities and expenses related thereto not then payable or in existence as of the later of the Termination Date or the Letter of Credit Sublimit Expiration Date), or any Letter of Credit shall remain outstanding, each Loan Party shall, and shall cause each of its respective Subsidiaries to:

Section 6.01. Financial Statements. Deliver to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent:

(a) as soon as available, but in any event within 120 days after the end of each fiscal year of Holdings (commencing with the fiscal year ended December 31, 2021), a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of any independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent and Holdings, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (except for an explanatory paragraph solely with respect to or resulting from an upcoming scheduled maturity date of the Loans occurring within one year from the time such report is delivered); and

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(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings (commencing with the fiscal quarter ended September 30, 2021), a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of Holdings’ fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of Holdings as fairly presenting in all material respects the financial condition, results of operations, changes in shareholders’ equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

Section 6.02. Certificates; Other Information. Deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent (or, in the case of clause (k) below, participate in):

(a) [reserved];

(b) concurrently with the delivery of the financial statements referred to in Section 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ending September 30, 2021), a duly completed Compliance Certificate signed by a Responsible Officer of Holdings, which shall (i) include reasonably detailed computations of the financial covenant set forth in Section 7.11, (ii) state that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that the Borrowers propose to take with respect thereto and (iii) either confirm that there has been no change in the information with respect to the Collateral owned by any Loan Party in the Perfection Certificate delivered on the Effective Date since the date of such Perfection Certificate or the date of the most recent certificate delivered pursuant to this Section or if any such change has occurred, attaching a Perfection Certificate Supplement signed by the Loan Parties, identifying such changes;

(c) promptly, upon receipt thereof and after any request by the Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of the Borrowers or any of their respective Subsidiaries, or any audit of any of them;

(d) unless otherwise required to be delivered to the Lenders hereunder, promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any of its Subsidiaries pursuant to the terms of any indenture or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

(e) Promptly following any reasonable request therefor, information and documentation reasonably requested by the Administrative Agent or Lenders for purposes of compliance with the Beneficial Ownership Regulation;

(f) as soon as available, but in any event within the time period in which Holdings must deliver its annual audited financials under Section 6.01(a), a report supplementing Schedules 5.08(a) and 5.08(b) and identifying all Material Owned Real Property and Material Leased Real Property acquired or disposed of by any Loan Party during such fiscal year;

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(g) promptly, such additional information regarding the business, financial, legal or corporate affairs of any of the Borrowers or any of its Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request;

(h) not later than 90 days after the end of each fiscal year of Holdings, a copy of summary projections by Holdings of the operating budget and cash flow budget of Holdings and its respective Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared based on assumptions believed by the Borrowers to be reasonable;

(i) a Borrowing Base Certificate substantially in the form of Exhibit G, as of the date required to be delivered or so requested, in each case with supporting documentation:

(i) (A) monthly (as of the last day of each month (or, if such day is not a Business Day, as of the Business Day immediately preceding such last day)), commencing for the month ended November 30, 2021, on or before the twentieth day of each month or (B) during any Liquidity Period, weekly, commencing with the first week ending after the Effective Date, as applicable, on or before the third Business Day of each week (provided, in the case of this clause (B), (1) Inventory reporting shall be updated on a bi-weekly basis and (2) ineligibility in respect of the eligibility criteria set forth in the definitions of “Eligible Accounts” and “Eligible Inventory” shall be reported on a monthly basis), in each case, which Borrowing Base Certificate shall reflect the Collateral contained in the Borrowing Base updated as of last day of each month or week, as applicable, in each case, together with:

(x) a trial balance showing Accounts outstanding aged from the statement date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by a comparison to the prior month’s or week’s trial balance and supporting detail and documentation as shall be reasonably satisfactory to the Administrative Agent;

(y) a summary of Inventory by location and type of each of the Loan Parties, accompanied by such supporting detail and documentation as shall be reasonably satisfactory to the Administrative Agent; and

(z) a reconciliation of the Accounts trial balance and Inventory reports of each of the Loan Parties to the general ledger of such Loan Party;

(ii) at any other time when the Administrative Agent reasonably believes that the then existing Borrowing Base Certificate is materially inaccurate, as soon as reasonably available after such request, in each case with supporting documentation as the Administrative Agent may reasonably request, such other reports, statements and reconciliations with respect to the Borrowing Base or Collateral of any or all Loan Parties as the Administrative Agent shall from time to time reasonably request;

(j) promptly (and in any event within three Business Days) after any Loan Party has knowledge that Accounts of the Loan Parties in an aggregate face amount of $2,500,000 or more cease to be Eligible Accounts, notice of such occurrence;

(k) following the delivery of the financial statements referred to in Section 6.01(a), a conference call with the Lenders at a time to be mutually agreed between the Borrowers and the Administrative Agent.

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Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which the Borrowers post such documents, or provides a link thereto on the Borrowers’ website on the Internet at the website address listed on Schedule 11.02 (or as the Borrowers may otherwise notify the Administrative Agent); on which such documents are posted on the Borrowers’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or on which such documents are filed for public availability of the SEC’s Electronic Data Gathering and Retrieval system; provided, that the Borrowers shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of the documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b). The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 6.03. Notices. Notify the Administrative Agent:

(a) promptly, of the occurrence of any Default or Event of Default;

(b) promptly, of any event which could reasonably be expected to have a Material Adverse Effect;

(c) of the occurrence of any ERISA Event that, individually, or in the aggregate, would be reasonably likely to have a Material Adverse Effect, as soon as possible and in any event within 15 days after any of the Borrowers knows or has obtained notice thereof;

(d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;

(e) promptly after receipt of notice or knowledge of any Loan Party thereof, of any action, suit, proceeding or claim alleging any Environmental Liability against or by such Loan Party or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect;

(f) promptly after receipt of notice or knowledge of the Borrowers thereof, of any accidents, explosions, implosions, collapses or flooding at or otherwise related to the Properties that result in any fatality or the trapping of any Person in any mine for more than twenty-four hours;

(g) promptly after receipt of notice or knowledge of the Borrowers thereof, of the issuance of any closure order pursuant to any Law (including any Environmental Law) or pursuant to any Environmental Permit that could reasonably be expected to directly or indirectly result in the closure or cessation of operation of any mine for a period of more than 5 consecutive days; and

(h) promptly after receipt of notice or knowledge of any Loan Party of any default by such Loan Party of any of its Subsidiaries under any Contractual Obligation with respect to Material Leased Real Property (except for non-material non-payment defaults and defaults which do not or, with the giving of any notice, the passage of time, or both, would not give rise a right of termination by the lessor).

Each notice pursuant to this Section 6.03 (which may be in electronic form) shall be accompanied by a statement of a Responsible Officer of the applicable Borrower setting forth details of the occurrence

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referred to therein and stating what action the applicable Borrowers have taken and proposes to take with respect thereto.

Section 6.04. Payment of Obligations. Pay and discharge as the same shall become due and payable all Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, except where failure to do so could not reasonably be expected to result in a Material Adverse Effect or all lawful claims which, if unpaid, would by law become a Lien upon any material portion of the Collateral, unless, in each of clause (a) or (b) above, such liabilities, assessments, governmental charges, levies or claims are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrowers or any of their respective Subsidiaries.

Section 6.05. Preservation of Existence, Etc. With respect to each of the Borrowers and each of its respective Subsidiaries, preserve, renew and maintain in full force and effect its (i) legal existence and (ii) good standing, in each case, under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary for the normal conduct of its business, except in connection with transactions permitted by Section 7.04 or Dispositions permitted by Section 7.05 to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

Section 6.06. Maintenance of Properties. With respect to each of the Borrowers and each of its respective Subsidiaries, maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition (ordinary wear and tear and damage by fire or other casualty or taking by condemnation excepted), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Loan Parties shall use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity with all applicable Law.

Section 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or Similar Business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried by companies engaged in Similar Businesses and owning similar properties in localities where any of the Borrowers or their respective Subsidiaries operate. Without limiting the generality of the foregoing, each of the Borrowers and their respective Subsidiaries will maintain or cause to be maintained flood insurance with respect to each parcel of improved Real Property that is covered by a Mortgage and located in a Special Flood Hazard Area (as designated by the Federal Emergency Management Administration) of a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, liability insurance, business interruption insurance, and replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as would be carried or maintained under similar circumstances by Persons of established reputation engaged in Similar Businesses. Each such policy of insurance shall name the Administrative Agent, on behalf of Secured Parties, as an additional insured thereunder as its interests may appear, in the case of each casualty insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent, on behalf of the Secured Parties, as the loss payee thereunder and provide for at least thirty days’ prior written notice to the Administrative Agent of any modification or cancellation of such policy.

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Section 6.08. Compliance with Laws. Comply in all respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which such requirement of Law or order, writ, injunction or decree is being contested in good faith by the Borrowers or any of their respective Subsidiaries by appropriate proceedings diligently conducted or the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 6.09. Books and Records. Maintain proper books of record and account, in which in all material respects full, true and correct entries in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of each of the Borrowers and their respective Subsidiaries, as the case may be; maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrowers or such Subsidiary, as the case may be; and each Loan Party shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions.

Section 6.10. Inspection Rights; Field Exams; Appraisals. Permit representatives and independent contractors of the Administrative Agent, and during any continuation of an Event of Default, any Lender, at the Borrowers’ expense, to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom during normal business hours (except to the extent any such access is restricted by a requirement of Law or any such agreements, contracts or the like are subject to a written confidentiality agreement with a non-Affiliate that prohibits the Borrowers or any of their respective Subsidiaries from granting such access to the Administrative Agent or the Lenders; provided, that with respect to such confidentiality restrictions affecting the Borrowers or any of their respective Subsidiaries, a Responsible Officer is made available to such Lender to discuss such confidential information to the extent permitted), and to discuss the business, finances and accounts with its officers and independent public accountants at such reasonable times during normal business hours and as often as may be reasonably desired, provided, that the Administrative Agent or such Lender shall give Borrowers reasonable advance notice prior to any contact with such accountants and give the Borrowers the opportunity to participate in such discussions.

(a) At any reasonable time and from time to time during regular business hours, upon reasonable notice, permit (i) any Approved Appraisers or Approved Field Examiners to visit the properties of the Loan Parties to, at the Borrowers’ expense, conduct field examinations and inventory appraisals in connection with the Borrowers’ computation of the Borrowing Base and (ii) any representatives or independent contractors of the Administrative Agent or any of the Lenders to visit the properties of the Loan Parties to, at the Lenders’ expense, conduct evaluations and environmental assessments and ongoing maintenance and monitoring of the assets and properties of the Loan Parties or their Subsidiaries constituting Non-ABL Priority Collateral as the Administrative Agent may reasonably require; provided that, so long as a Liquidity Period is not in effect, not more than ~~two~~one field ~~examinations~~examination and two inventory appraisals may be conducted at the Borrowers’ expense per twelve-month period; provided further, during any Liquidity Period, one additional field examination and one additional inventory appraisal may be conducted at the Borrowers’ expense in any twelve-month period. Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default, such field examinations and inventory appraisals may be conducted at the Borrowers’ expense as many times as the Administrative Agent shall consider reasonably necessary. In addition, the Borrowers shall have the right (but not the obligation), at the Borrowers’ expense, at any time and from time to time (but not more than once per twelve-month period) to provide the Administrative Agent with additional field examinations and additional inventory appraisals of any or all of the Collateral, prepared in a form and on a basis reasonably satisfactory to the Administrative Agent, in which case such field examination or such inventory appraisal shall be used in connection with the calculation of the Borrowing Base hereunder. Each inventory appraisal after the Effective Date shall be performed by any Approved Appraiser. Each field examination after the

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Effective Date shall be performed by any Approved Field Examiner. With respect to each field examination or inventory appraisal made after the Effective Date, the Administrative Agent and the Borrowers shall each be given at least five Business Days to review and comment on the facts set forth in a draft form of such field examination or such inventory appraisal prior to its finalization and any adjustments to the Borrowing Base as a result of such field examination or such inventory appraisal shall become effective immediately following the finalization of such field examination or inventory appraisal.

(b) At any reasonable time and from time to time during regular business hours, upon reasonable notice, permit any Approved Appraisers, Approved Field Examiner or any representatives or independent contractors of the Administrative Agent to visit the Real Property of any of the Borrowers to, at the Lenders’ expense, conduct evaluations, appraisals, surveys and environmental assessments (i) in connection with monitoring any Non-ABL Priority Collateral, and (ii) after the occurrence and during the continuance of an Event of Default, in order to market any Real Property for sale in connection with an exercise of remedies by the Administrative Agent under the applicable Collateral Documents and applicable Laws.

Section 6.11. Use of Proceeds.

(a) Use the proceeds of the Credit Extensions solely (i) to pay Transaction Costs and (ii) to fund working capital needs and other general corporate purposes of Holdings and its Subsidiaries, including the financing of Capital Expenditures, Permitted Acquisitions, other permitted Investments, Restricted Payments and any other purpose not prohibited by the Loan Documents.

(b) None of the Borrowers shall, directly or knowingly indirectly, (x) use the proceeds of any Credit Extension or (y) lend, contribute, or otherwise make available such proceeds to any Subsidiary, joint venture partner, or other Person (i) to fund, finance, or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding, is the target of Sanctions, in each case, in violation of Sanctions, or (ii) in any other manner that would result in the violation of Sanctions, Anti-Corruption Laws, Anti-Money Laundering Laws and Anti-Terrorism Laws, in each case, applicable to any party to this Agreement.

Section 6.12. Covenant to Guarantee Obligations and Give Security.

(a) Upon the formation or acquisition of any new direct or indirect Domestic Subsidiary (other than any Excluded Subsidiary) by any Loan Party (including, without limitation, upon the formation of any Subsidiary that is a Delaware Divided LLC), then the Borrowers shall, at the Borrowers’ expense:

(i) within 45 days (or such longer period as the Administrative Agent may agree) after such formation or acquisition, cause such Subsidiary, to duly execute and deliver to the Administrative Agent a supplement to this Agreement and to the Security Agreement, in each case in form and substance reasonably satisfactory to the Administrative Agent, whereby such Subsidiary shall (A) become a party to this Agreement (as both a Borrower and a Guarantor) and the Security Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Exhibit K hereto, any supplements to the Security Agreement or Intellectual Property Security Agreements, and any other security and pledge agreements, in all such cases, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (including delivery of all Pledged Collateral in and of such Subsidiary, and other instruments representing the Pledged Stock in certificated form accompanied by undated stock powers executed in blank or the Instruments, Securities and other Investment Property indorsed in blank to the extent required by the Security Agreement), in all such cases to the same extent that such documents and

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instruments would have been required to have been delivered by Persons that were Borrowers or Guarantors on the Effective Date, securing payment of all the Obligations, (B) Guarantee the other Loan Parties’ Obligations and become a Guarantor for all purposes under the Loan Documents and (C) grant a security interest in substantially all of its assets to secure such Obligations;

(ii) within 45 days (or such longer period as the Administrative Agent may agree) after such formation or acquisition, furnish to the Administrative Agent a description any Material Owned Real Property of such Subsidiary, in detail reasonably satisfactory to the Administrative Agent; and

(iii) cause such Subsidiary to (A) duly execute and deliver to the Administrative Agent within 90 days (or such longer period as the Administrative Agent may agree) after such formation or acquisition, deeds of trust, trust deeds, deeds to secure debt and/or mortgages covering the Material Owned Real Property of such Subsidiary and (B) in connection with the foregoing, upon the request of the Administrative Agent in its reasonable discretion, deliver to the Administrative Agent any legal opinions addressed to the Administrative Agent and the other Secured Parties, reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request.

(b) Upon the acquisition of any Material Owned Real Property by any Loan Party (including, without limitation, any acquisition pursuant to a Delaware LLC Division) other than pursuant to any acquisition covered by Section 2.12(a), the Borrowers shall, at the Borrowers’ expense:

(i) within 45 days (or such longer period as the Administrative Agent may agree) after such acquisition, furnish to the Administrative Agent a description of the Material Owned Real Property so acquired in detail reasonably satisfactory to the Administrative Agent;

(ii) (A) with respect to Material Owned Real Property, cause the applicable Loan Party to duly execute and deliver to the Administrative Agent within 90 days after such acquisition (or such longer period as the Administrative Agent may agree), deeds of trust, trust deeds, deeds to secure debt and/or mortgages, in each case, in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Obligations and (B) in connection with the foregoing, upon the request of the Administrative Agent in its reasonable discretion, deliver to the Administrative Agent any legal opinions addressed to the Administrative Agent and the other Secured Parties, reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request; and

(iii) within 45 days (or such longer period as the Administrative Agent may agree) after such request, cause the applicable Loan Party to provide the Administrative Agent with all geological data, reserve data, material existing mine maps, surveys, title insurance policies, title insurance, abstracts and other evidence of title, core hole logs and associated data, Coal measurements, Coal samples, lithologic data, Coal reserve calculations or reports, washability analyses or reports, quality analyses, mine plans, mining permit applications and supporting data, engineering studies and all other information, maps, reports and data, but only to the extent that each of the foregoing shall be (x) in the possession of such Loan Party and relating to or affecting the Real Property, including the Coal reserves, Coal ownership, Real Property Leases, mining conditions, mines, and mining plans of such Loan Party and (y) prepared and utilized by such Loan Party in its ordinary course of business.

(c) Within 30 days (or such longer period as the Administrative Agent may agree) after the Effective Date, cause each Subsidiary owning any Material Owned Real Property on the Effective

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Date to (A) duly execute, deliver and record Mortgages to the Administrative Agent on all Material Owned Real Property, or amendments to Mortgages that have been previously recorded to secure the Indebtedness and obligations under the ~~Existing~~Original Credit Agreement, as may be recommended or required to secure the Indebtedness and obligations under this Agreement, in each case in form and substance reasonably acceptable to Administrative Agent, and (B) in connection with the foregoing, upon the request of the Administrative Agent in its reasonable discretion, deliver to the Administrative Agent any legal opinions addressed to the Administrative Agent and the other Secured Parties, reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request.

(d) Notwithstanding anything to the contrary in this Section 6.12 or in any other Loan Document (i) neither the Borrowers nor the Guarantors will be required to perfect security interests (x) in motor vehicles or other assets covered by a certificate of title, other than by the filing of UCC financing statements, (y) in letter of credit rights or other supporting obligations with a value less than $100,000 individually or in the aggregate, and (z) in assets requiring perfection through control agreements (other than (A) control of Pledged Collateral to the extent required herein or under any other Loan Document and (B) Deposit Accounts, Securities Accounts and Commodities Account requiring perfection through Blocked Account Agreements to the extent required by Section 6.19 or any other Loan Document) and (ii) no foreign law security or pledge agreements or foreign intellectual property fillings will be required.

(e) Any Borrower may at any time after the Effective Date designate (or redesignate) any subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Subsidiary; provided that (i) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing, (ii) the Fixed Charge Coverage Ratio, on a pro forma basis, as of the last day of the most recently ended Test Period (after giving pro forma effect to such designation or redesignation) shall not be less than 1.00 to 1.00, and a Responsible Officer of Holdings shall have delivered a certificate to the Administrative Agent demonstrating compliance with such requirement (including calculations in respect thereof in reasonable detail), (iii) as of the date of the designation thereof, no Unrestricted Subsidiary shall own any Equity Interests in Holdings or its Subsidiaries (other than subsidiaries of such Unrestricted Subsidiary) or hold any Indebtedness of, or any Lien on any property of Holdings or its Subsidiaries (other than subsidiaries of such Unrestricted Subsidiary), (iv) no holder of any Indebtedness of any Unrestricted Subsidiary shall have any recourse to Holdings or its Subsidiaries with respect to such Indebtedness, except as permitted pursuant to this Agreement and (v) the designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by Holdings or its Subsidiaries therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such Subsidiary attributable to Holdings’ or such Subsidiary’s equity interest therein as reasonably estimated by Holdings or such Subsidiary (and such designation shall only be permitted to the extent such Investment is permitted under Section 7.03). The designation of any Unrestricted Subsidiary as a Subsidiary shall constitute the incurrence or making at the time of designation of any Investments, Indebtedness or Liens of such Subsidiary existing at such time; provided that upon a redesignation of such Unrestricted Subsidiary as a Subsidiary, the Borrowers shall be deemed to continue to have an Investment in a Subsidiary in an amount (if positive) equal to (a) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation, less (b) the portion of the fair market value of the net assets of such Subsidiary attributable to the Borrower’s equity therein at the time of such redesignation.

Section 6.13. Compliance with Environmental Laws. (a) Comply, and use commercially reasonable efforts to cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits and obtain, to the extent necessary, and renew all Environmental Permits for its operations and properties, except in such instances in which the requirement of an Environmental Permit is being contested in good faith by the Borrowers or any of their respective Subsidiaries by appropriate proceedings diligently conducted, or the failure to so comply, obtain or renew, in addition to the risk thereof, has been disclosed on Schedule 5.09

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or is unlikely to result in a material liability; and undertake and perform any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, except in such instances in which the requirement to undertake or perform is being contested in good faith by the Borrowers or any of their respective Subsidiaries by appropriate proceedings diligently conducted, or the failure to so undertake or perform has been, in addition to the risk thereof, disclosed on Schedule 5.09 or is unlikely to result in a material liability.

Section 6.14. Preparation of Environmental Reports. Not more often than once per year per Property during the term of this Agreement (or more frequently during the continuance of an Event of Default), at the reasonable request of the Administrative Agent, the Borrowers shall provide to the Lenders within 60 days after such request (or such longer period as may be agreed by the Administrative Agent), at the expense of the Borrowers, an environmental and/or mining site assessment and compliance audit report for any of its Properties described in such request, prepared by an environmental or mining consulting firm reasonably acceptable to the Administrative Agent and the Borrowers describing the presence or absence of Hazardous Materials and information otherwise reasonably requested by the Lenders.

Section 6.15. Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments (including Mortgages) as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents, to the fullest extent permitted by applicable law, subject each of the Loan Parties’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, and perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder.

Section 6.16. Certain Long Term Liabilities and Environmental Reserves. To the extent required by GAAP, maintain adequate reserves or other financial assurances for (i) future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, (ii) future costs associated with retiree and health care benefits, (iii) future costs associated with Reclamation of disturbed acreage, removal of facilities and other closing costs in connection with its mining operations and (iv) future costs associated with other potential Environmental Liabilities.

Section 6.17. Mining Financial Assurances. Maintain all material Mining Financial Assurances to the extent required pursuant to any Environmental Law.

Section 6.18. Administration of Accounts. If an Account of any Loan Party includes a charge for any taxes, the Administrative Agent is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of such Loan Party if such Loan Party does not do so and to charge such Loan Party therefor; provided, however, that neither the Administrative Agent nor the Lenders shall be liable for any Taxes that may be due from the Loan Parties or with respect to any Collateral.

(a) Whether or not any Default or Event of Default exists, the Administrative Agent shall have the right at any time, in the name of the Administrative Agent, any designee of the Administrative Agent or any Loan Party, to verify the validity, amount or any other matter relating to any Accounts of any Loan Party by mail, telephone or otherwise. The Loan Parties shall cooperate fully with the Administrative Agent in an effort to facilitate and promptly conclude any such verification process.

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Section 6.19. Cash Management System.

(a) At all times after the Effective Date, each of the Loan Parties shall enter into and maintain a Blocked Account Agreement, satisfactory in form and substance to the Administrative Agent in its reasonable discretion, with respect to each of its Deposit Accounts, Securities Account or Commodities Accounts (other than any Excluded Account) (each such Deposit Account, Securities Account or Commodities Account, a “Control Account”). Each such Blocked Account Agreement shall permit the Administrative Agent, during any Liquidity Period, upon written notice thereof from the Administrative Agent to Holdings, to instruct the applicable depository to transfer (whether by ACH, wire transfer or otherwise as the Administrative Agent may direct) by the end of each Business Day all ledger or available, as applicable, cash receipts held in such Control Accounts to the Collateral Account. No Loan Party shall direct any Account Debtor, or any customer, to make payments on Accounts to any Deposit Account other than the Control Accounts and the Collateral Account.

(b) Each Loan Party shall not establish or maintain any Securities Account, Commodities Account or Deposit Account that is not a Control Account, in each case, other than any Excluded Accounts. Each Loan Party shall instruct each Person that is obligated to make any payment to it, to make such payment or to continue to make payment, to the appropriate Control Account as required by this Section 6.19.

(c) Each Loan Party hereby acknowledges and agrees that (i) during any Liquidity Period, it shall have no right of withdrawal from the Control Accounts and (ii) the funds on deposit in the Control Accounts shall at all times continue to be collateral security for all of the Obligations. In the event that, notwithstanding the provisions of this Section 6.19, a Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall promptly be deposited into the appropriate Control Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent.

(d) Without limiting the foregoing, funds on deposit in any Deposit Account or Securities Account under the sole dominion and control of the Administrative Agent may be invested (but the Administrative Agent shall be under no obligation to make any such investment) in Cash Equivalents at the direction of the Administrative Agent and, except during the continuance of a Liquidity Period, the Administrative Agent agrees with the Borrowers to issue entitlement orders for such investments in Cash Equivalents as reasonably requested by the Borrowers; provided, however, that the Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon.

(e) Subject to clause (a) above, any amounts received in the Collateral Account and each other Control Account (other than the L/C Cash Collateral Account) shall be applied, first to payment of all Loans then due, second to the extent otherwise required by the Agreement, to Cash Collateralize all outstanding Letters of Credit, and then as directed by the Borrower; provided that, if an Event of Default has occurred and is continuing, all amounts in Control Accounts shall be applied pursuant to Section 8.03.

Section 6.20. Post-Closing Obligations. Perform the obligations set forth on Schedule 6.20, as and when set forth therein.

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Article 7
Negative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than in respect of contingent obligations, indemnities and costs and expenses related thereto not then payable or in existence as of the later of the Termination Date or the Letter of Credit Sublimit Expiration Date), or any Letter of Credit shall remain outstanding, Holdings and each other Borrower shall not, nor shall they permit any of their respective Subsidiaries to, directly or indirectly:

Section 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon, or exception to title to, any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrowers or any of their respective Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following (“Permitted Liens”):

(a) Liens pursuant to any Loan Document;

(b) Liens on the property of the Borrowers or any of their respective Subsidiaries existing on the Effective Date and listed on Schedule 7.01;

(c) Liens for Taxes that were not yet due by more than 30 days or which are being contested in good faith and by appropriate proceedings, provided that, adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue by more than 30 days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(e) Liens securing attachments or judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or surety bonds related to such attachments or judgments;

(f) pledges or deposits and other Liens granted in the ordinary course of business in connection with workers’ compensation, unemployment insurance, employer's health tax and other social security laws or similar legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

(g) (i) pledges or deposits and other Liens to secure the performance of tenders, bids, trade contracts and leases (other than Indebtedness), Reclamation bonds, public or statutory obligations, surety, indemnity, warranty, release, stay, customs, appeals and similar bonds, bills, performance and return of money bonds, insurance bonds, or deposits as security for contested taxes or import duties or for the payment of rent, and other obligations of a like nature incurred in the ordinary course of business, (ii) Liens on assets to secure obligations under surety bonds obtained as required in connection with the entering into of new federal coal leases, and (iii) Liens with respect to other regulatory requirements or letters of credit, bankers’ acceptances or similar obligations issued and completion guarantees provided for, in each case, pursuant to the request of and for the account of any Person in the ordinary course of business or consistent with past practice or industry norm;

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(h) any title exceptions referred to in the title insurance policies purchased by any Loan Party in connection with the purchase of any Property, any minor survey exceptions, minor encumbrances, trackage rights, special assessments, easements, covenants, conditions, reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, telegraph and telephone lines and other similar purposes, servicing agreements, development agreements, site plan agreements, zoning restrictions, encroachments, minor defects or other irregularities in title, other restrictions and other similar encumbrances which, either individually or in the aggregate, are not substantial in amount and do not secure any Indebtedness and do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person or the Property subject thereto;

(i) Liens securing Indebtedness of the Borrowers and their respective Subsidiaries permitted by Section 7.02(e) incurred to finance the acquisition of fixed or capital assets; provided, that such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, such Liens do not at any time encumber any property other than the property financed by such Indebtedness (other than after-acquired title in or on such property and proceeds of the existing collateral in accordance with the instrument creating such Lien), and the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired;

(j) Liens securing Acquired Indebtedness on assets, property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided, however, that (i) such Liens existed at the time such entity became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not expanded to cover any other property or assets of such Person (other than the proceeds of the property or assets subject to such Lien or pursuant to after-acquired property clauses in effect with respect to such Lien at the time of acquisition on property of the type that would have been subject to such Lien notwithstanding the occurrence of such acquisition) or of Holdings or any Guarantor, (iii) the amount of Indebtedness secured thereby is not increased, and (iv) if the terms of such Indebtedness require any Lien hereunder to be subordinated to such Liens, then the Lien hereunder shall be subordinated on terms reasonably acceptable to the Administrative Agent;

(k) Liens on the property of the Borrowers or any of their respective Subsidiaries, as a tenant under a lease or sublease entered into in the ordinary course of business by such Person, in favor of the landlord under such lease or sublease, securing the tenant’s performance under such lease or sublease, as such Liens are provided to the landlord under applicable law and not waived by the landlord;

(l) Liens arising from precautionary Uniform Commercial Code financing statement filings with respect to operating leases or consignment arrangements or any other obligation not constituting Indebtedness entered into by the Borrowers or any of their respective Subsidiaries in the ordinary course of business;

(m) (x) Production Payments, royalties, dedication of reserves under supply agreements or similar rights or interests granted, taken subject to, or otherwise imposed on properties or (y) cross charges, Liens or security arrangements entered into in respect of a joint venture for the benefit of a participant, manager or operator of such joint venture, in each case, consistent with normal practices in the mining industry;

(n) leases, subleases, licenses, sublicenses and rights-of-use granted to others incurred in the ordinary course of business and that do not materially and adversely affect the use of the property encumbered thereby for its intended purpose;

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(o) Liens in favor of a banking institution arising by operation of law or any contract encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

(p) Liens securing Indebtedness permitted by Section 7.02(l)(i) and 7.02(l)(ii);

(q) rights of owners, holders or lessees of interests in overlying, underlying or intervening strata and/or mineral interests not owned by any of the Borrowers or any of their respective Subsidiaries, with respect to tracts of real property where the Borrowers or applicable Subsidiary’s ownership is only surface or severed mineral or is otherwise subject to mineral severances in favor of one or more third parties;

(r) other defects and exceptions to title of real property where such defects or exceptions are not material to the value of such real property;

(s) Liens securing Indebtedness to the extent permitted by Section 7.02(f) on (x) cash or (y) (1) the Non-ABL Priority Collateral (and not any part of the ABL Priority Collateral other than as permitted by clause (2) below); provided, that any such Lien on the Non-ABL Priority Collateral may rank junior, pari passu or senior to the Administrative Agent’s Lien on such Non-ABL Priority Collateral securing the Obligations so long as it is subject to the ABL Intercreditor Agreement (or an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent) and (2) the ABL Priority Collateral, provided that any such Lien on the ABL Priority Collateral shall rank junior to the Administrative Agent’s Lien on such ABL Priority Collateral securing the Obligations and shall be subject to the ABL Intercreditor Agreement (or an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent).;

(t) Liens securing Indebtedness permitted by Section 7.02(p), which Liens shall be subject to the ABL Intercreditor Agreement;

(u) Liens on assets of a Subsidiary that is not a Guarantor securing Indebtedness of a Subsidiary that is not a Guarantor permitted to be incurred pursuant to Section 7.02;

(v) Liens securing Indebtedness permitted by Section 7.02(o) and Section 7.02(m)(i), subject to the limitations set forth in such Sections, respectively;

(w) Liens securing Indebtedness or other obligations of any of the Borrowers or any of their respective Subsidiaries owing to another Borrower or another Subsidiary permitted to be incurred in accordance with Section 7.02;

(x) Liens on inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of documentary letters of credit, bank guarantees or bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(y) Liens in favor of the Borrowers or any of their respective Subsidiaries;

(z) [reserved];

(aa) Liens on the Equity Interests of Unrestricted Subsidiaries;

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(bb) Liens on equipment of the Borrowers or any of their respective Subsidiaries granted in the ordinary course of business to the Borrowers’ or such Subsidiary’s client at which such equipment is located;

(cc) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale or purchase of goods entered into in the ordinary course of business or consistent with past practice or industry norm;

(dd) Liens incurred to secure cash management services or to implement cash pooling arrangements in the ordinary course of business;

(ee) any encumbrance or restriction (including put and call arrangements) with respect to Equity Interests of any joint venture or similar arrangement securing obligations of such joint venture or pursuant to any joint venture or similar agreement;

(ff) any amounts held by a trustee in the funds and accounts under an indenture securing any revenue bonds issued for the benefit of the Borrowers or any of their respective Subsidiaries, under any indenture issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture pursuant to customary discharge, redemption or defeasance provisions;

(gg) Liens (i) arising by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depository or financial institution, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business or (iii) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(hh) Liens in favor of credit card companies pursuant to agreements therewith;

(ii) Liens disclosed by the title insurance policies delivered on or subsequent to the Effective Date, together with any replacement, extension or renewal of any such Lien; provided that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal and any accessions and additions thereto or proceeds and products thereof and related property of the type that would have been subject to such Lien notwithstanding such replacement, extension or renewal; provided, further, that the Indebtedness and other obligations secured by such replacement, extension or renewal otherwise constitute Permitted Liens under this Agreement;

(jj) Liens that are contractual rights of set-off or rights of pledge (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrowers or any of their Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business or (iii) relating to purchase orders and other agreements entered into with customers, suppliers or service providers in the ordinary course of business;

(kk) in the case of real property that constitutes a leasehold interest, (i) any Lien to which the fee simple interest (or any superior leasehold interest) is subject, and (ii) the terms, agreements, conditions and limitations contained in the Real Property Leases granting such leasehold interests and the rights of the lessors thereunder;

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(ll) Liens in respect of any accounts or funds, or any portion thereof, received by the Borrowers or any of their respective Subsidiaries as agent on behalf of third parties in accordance with a written agreement that imposes a duty upon such Person to collect and remit those funds to such third parties;

(mm) agreements to subordinate any interest of the Borrowers or any of their respective Subsidiaries in any accounts receivable or other prices arising from inventory consigned by such Person pursuant to an agreement entered into in the ordinary course of business;

(nn) Liens securing insurance premium financing arrangements; provided that such Liens are limited to the applicable unearned insurance premiums;

(oo) Liens (i) on inventory held by and granted to a local distribution company in the ordinary course of business and (ii) in accounts purchased and collected by and granted to a local distribution company that has agreed to make payments to the Borrowers or any of their respective Subsidiaries for such amounts in the ordinary course of business;

(pp) Liens on equipment of the Borrowers and their respective Subsidiaries granted in the ordinary course of business or consistent with past practice or industry norm;

(qq) the following encumbrances which, individually or in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business or operations of the applicable Loan Parties as presently conducted thereon: (i) encumbrances customarily found upon real property used for mining purposes in the applicable jurisdiction in which the applicable real property is located to the extent such encumbrances would be permitted or granted by a prudent operator of mining property similar in use and configuration to such real property; (ii) rights and easements of (A) owners of undivided interests in any of the real property where the applicable Loan Party owns less than 100% of the fee interest, (B) owners of interests in the surface of any real property where the applicable Loan Party does not own or lease such surface interest, and (C) lessees of other coal seams and other minerals (including oil, gas and coal bed methane) not owned or leased by any Loan Party; (iii) rights of others to subjacent or lateral support; and (iv) rights of repurchase or reversion when mining and reclamation are completed;

(rr) [reserved]; and

(ss) Liens securing Indebtedness or other obligations in an aggregate amount not to exceed the greater of (i) $45,000,000 and (ii) 3.00% of Consolidated Total Assets at the time of incurrence thereof.

For purposes of determining compliance with this Section 7.01, (i) a Lien securing an item of Indebtedness (or any portion thereof) need not be permitted solely by reference to one category of Permitted Liens (or any portion thereof) but may be permitted in part under any combination thereof and (ii) in the event that a Lien securing an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of Permitted Liens (or any portion thereof), the Borrowers may, in their sole discretion, divide, classify or reclassify, or later divide, classify or reclassify (as if incurred at such later time), such Lien securing such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 7.01 and at the time of incurrence, division, classification or reclassification will be entitled to only include the amount and type of such Lien or such item of Indebtedness secured by such Lien (or any portion thereof) in one of the categories of Permitted Liens (or any portion thereof) and, in such event, such Lien securing such item of Indebtedness (or any portion thereof) will be treated as being incurred or existing pursuant to only such clause or clauses (or any portion thereof) or pursuant to Section 7.01 without giving

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pro forma effect to such item (or any portion thereof) when calculating the amount of Liens or Indebtedness (or any portion thereof) that may be incurred pursuant to any other clause or paragraph (or any portion thereof) at such time.

Section 7.02. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under the Loan Documents (including any such Indebtedness in respect of any Facility Increase in accordance with Section 2.15);

(b) Indebtedness outstanding on the Effective Date and listed on Schedule 7.02;

(c) any refinancings, refundings, renewals or extensions of Indebtedness permitted under Section 7.02(b), (l), (m), (n), (o), (p) or (q); provided, that (i) the amount of such Indebtedness (the “Refinancing Indebtedness”) is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension and (iii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate (as determined in good faith by the Borrowers);

(d) Guarantees of the Borrowers or any of their respective Subsidiaries in respect of Indebtedness otherwise permitted hereunder of the Borrowers or any other Loan Party;

(e) Indebtedness in respect of Capital Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate principal amount of all such Indebtedness at any one time outstanding shall not exceed the greater of (i) $200,000,000 and (ii) 15.00% of Consolidated Total Assets at the time of incurrence thereof;

(f) Indebtedness in respect of Swap Contracts designed to hedge against interest rate, foreign exchange rate risks or commodities pricing incurred in the ordinary course of business for non-speculative purposes and consistent with prudent past business practice;

(g) Indebtedness of the Borrowers or any other Loan Party to any other Loan Party and of any non-Loan Party Subsidiary to any Loan Party or any other non-Loan Party Subsidiary; provided that (except in respect of intercompany current liabilities incurred in the ordinary course of business in connection with the cash management, tax and accounting operations of the Borrowers and their respective Subsidiaries) (i) such Indebtedness is permitted as an Investment under Section 7.03 and (ii) any such Indebtedness owed by any Loan Party to a Subsidiary that is not a Loan Party is subordinated in right of payment to the Obligations on terms reasonably satisfactory to the Administrative Agent;

(h) Intercompany current liabilities between Loan Parties incurred in the ordinary course of business of such Loan Parties;

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(i) Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with deposit accounts and in the ordinary course of business;

(j) Indebtedness representing deferred or equity compensation to employees of any of the Borrowers or any of its respective Subsidiaries incurred in the ordinary course of business;

(k) Indebtedness in the form of bank guaranties, bid, performance and Reclamation bonds, statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; provided that such Indebtedness described in this clause (k) is not secured by any Lien other than Liens permitted by Section 7.01(g);

(l) Indebtedness in an aggregate principal amount, in the case of clauses (i), (ii) and (iii) below, collectively, not to exceed the greater of $200,000,000 and 15.00% of Consolidated Total Assets at the time of incurrence thereof, so long as such Indebtedness is:

(i) secured by a Lien on the Collateral; provided, that (x) any such Lien shall rank junior to the Collateral Agent’s Lien securing the Obligations pursuant to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and (y) after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, the Total Leverage Ratio, on a pro forma basis, is not greater than 3.50:1.00 as of the last day of the most recently ended Test Period;

(ii) secured by a Lien on (x) the Non-ABL Priority Collateral (and not any part of the ABL Priority Collateral other than as permitted by clause (y) below); provided, that any such Lien on the Non-ABL Priority Collateral shall rank junior, pari passu or senior to the Administrative Agent’s Lien on such Non-ABL Priority Collateral securing the Obligations pursuant to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and (y) the ABL Priority Collateral; provided, that any such Lien on the ABL Priority Collateral shall rank junior to the Administrative Agent’s Lien on such ABL Priority Collateral securing the Obligations pursuant to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent; and provided, further that in the case of clauses (x) and (y), the Payment Conditions shall have been satisfied after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof; or

(iii) unsecured;

(m) Indebtedness (including Acquired Indebtedness) that is:

(i) secured by a Lien on (x) the Non-ABL Priority Collateral (and not any part of the ABL Priority Collateral other than as permitted by clause (y) below); provided, that any such Lien on the Non-ABL Priority Collateral shall rank junior, pari passu or senior to the Administrative Agent’s Lien on such Non-ABL Priority Collateral securing the Obligations pursuant to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and (y) the ABL Priority Collateral, provided that any such Lien on the ABL Priority Collateral shall rank junior to the Administrative Agent’s Lien on such ABL Priority Collateral pursuant to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent, provided, in the case of clauses (x) and (y), the Secured Leverage Ratio as of the last day of the most recently ended Test Period, immediately preceding the date on which such additional Indebtedness is incurred is not greater than 2.50:1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional

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Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of such Test Period; or

(ii) unsecured; provided, the Fixed Charge Coverage Ratio as of the last day of the most recently ended Test Period immediately preceding the date on which such additional Indebtedness is incurred is not less than 2.00:1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of such Test Period;

provided, that, in the case of clauses (i) and (ii) above, any Subsidiary that is not a Guarantor may not incur Indebtedness in excess of a principal amount or liquidation preference at the time of incurrence, which when aggregated with the principal amount of all other Indebtedness then outstanding incurred pursuant to this clause (m) by a Subsidiary that is not a Guarantor, together with any Indebtedness incurred pursuant to clause (n) below by a Subsidiary that is not a Guarantor (and any Refinancing Indebtedness incurred in respect thereof), exceeds, after giving pro forma effect to such incurrence (including pro forma effect to the application of the net proceeds therefrom), the greater of (x) $50,000,000 and (y) 2.50% of Consolidated Total Assets at the time of incurrence;

(n) Indebtedness of Subsidiaries that are not Guarantors; provided, however, that the aggregate principal amount of Indebtedness incurred under this clause (n), when aggregated with the principal amount of all other Indebtedness then outstanding incurred pursuant to this clause (n), together with Indebtedness incurred pursuant to clause (m) hereof by Subsidiaries that are not Guarantors (and any Refinancing Indebtedness incurred in respect thereof), does not exceed the greater of (x) $50,000,000 and (y) 2.50% of Consolidated Total Assets at the time of incurrence;

(o) Indebtedness of (A) the Borrowers or any Subsidiary incurred to finance a Permitted Acquisition or (B) Persons that are acquired by the Borrowers or any Subsidiary or merged, consolidated or amalgamated with or into any Borrower or any Subsidiary in accordance with the terms of this Agreement; provided that after giving effect to such acquisition or merger, consolidation or amalgamation, the aggregate amount of such Indebtedness at any time outstanding does not exceed the sum of (i) $50,000,000 plus (ii) any additional amount of such Indebtedness, so long as, (x) in the case of any such Indebtedness secured by a Lien, either (1) the Secured Leverage Ratio of Holdings and its Subsidiaries as of the last day of the most recently ended Test Period immediately preceding the date on which such additional Indebtedness is incurred is not greater than 2.50:1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of such Test Period or (2) the Secured Leverage Ratio of Holding and its Subsidiaries would be no greater than the Secured Leverage Ratio immediately prior to such acquisition or merger, consolidation or amalgamation; or (y) in the case of any such Indebtedness that is unsecured, either (1) the Fixed Charge Coverage Ratio of Holdings and its Subsidiaries as of the last day of the most recently ended Test Period immediately preceding the date on which such additional Indebtedness is incurred or assumed is not less than 2:00 to 1:00 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or assumed and the application of proceeds therefrom had occurred at the beginning of such Test Period or (2) the Fixed Charge Coverage Ratio of Holdings and its Subsidiaries would be no less than the Fixed Charge Coverage Ratio immediately prior to such acquisition or merger, consolidation or amalgamation; provided further that, for the avoidance of doubt, amounts may be incurred utilizing clause (ii) above prior to utilizing clause (i) above, and any calculation of the Secured Leverage Ratio or the Fixed Charge Coverage Ratio, as applicable, pursuant to clause (ii) above may be determined,

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at the option of the Borrowers, without giving effect to any simultaneous incurrence of any amounts utilizing clause (i) above;

(p) Indebtedness in an aggregate principal amount not to exceed $500,000,000 at any time outstanding, including without limitation the obligations under the Senior Notes Indenture (and any Refinancing Indebtedness incurred in respect thereof), which Indebtedness may be unsecured or secured by a Lien on (x) the Non-ABL Priority Collateral, which Lien shall rank pari passu or senior to the Administrative Agent’s Lien securing the Obligations and (y) the ABL Priority Collateral, which Lien shall rank junior to the Administrative Agent’s Lien securing the Obligations, in each case, pursuant to the ABL Intercreditor Agreement;

(q) Indebtedness representing guarantees of Indebtedness of joint ventures of the Borrowers and any Subsidiary; provided, however, that the aggregate principal amount of Indebtedness incurred under this clause (q) (and any Refinancing Indebtedness incurred in respect thereof), does not exceed $50,000,000;

(r) Indebtedness consisting of financing of insurance premiums or take-or-pay obligations contained in supply agreements, in each case, in the ordinary course of business;

(s) Indebtedness incurred by the Borrowers or any Subsidiary constituting reimbursement obligations with respect to letters of credit, bank guarantees, warehouse receipts and similar instruments issued in the ordinary course of business or consistent with past practice or industry norm, including without limitation letters of credit in respect of workers’ compensation claims, health, disability or other benefits to employees or former employees or their families or property, casualty or liability insurance or self-insurance, and letters of credit in connection with the maintenance of, or pursuant to the requirements of, safety and environmental obligations, or other permits or licenses from governmental authorities, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims;

(t) Indebtedness arising from agreements of the Borrowers or any Subsidiary providing for indemnification, adjustment of acquisition or purchase price or similar obligations (including earn-outs), in each case, incurred or assumed in connection with any Investments or any acquisition or disposition of any business, assets or a Subsidiary not prohibited by this Agreement, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;

(u) obligations in respect of self-insurance and obligations (including reimbursement obligations with respect to letters of credit, bank guarantees, warehouse receipts and similar instruments) in respect of performance, bid, appeal and surety bonds, performance and completion guarantees and similar obligations provided by the Borrowers or any Subsidiary in the ordinary course of business or consistent with past practice or industry norm, including those incurred to secure health, safety and environmental obligations in the ordinary course of business or consistent with past practice or industry norm;

(v) Indebtedness of the Borrowers or any Subsidiary, together with Refinancing Indebtedness in respect thereof, not greater than an amount equal to 100% of the amount of net cash proceeds received by the Borrowers and their respective Subsidiaries since immediately after the Effective Date from the issue or sale for cash of Equity Interests of Holdings or any direct or indirect parent entity of Holdings (which cash proceeds are contributed to Holdings or any Subsidiary) or cash contributed to the capital of Holdings (in each case other than sales of Equity Interests to, or contributions received from, Holdings or any of its Subsidiaries);

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(w) any guarantee by any Borrower or any Subsidiary of Indebtedness or other obligations of any Borrower or any Subsidiary so long as the incurrence of such Indebtedness or other obligations by such Borrower or such Subsidiary is permitted under the terms of this Agreement; provided that if such Indebtedness is by its express terms subordinated in right of payment to the Obligations or the Guarantee of any Borrower or any Subsidiary, as applicable, any such guarantee with respect to such Indebtedness shall be subordinated in right of payment to the Obligations or such Guarantee, as applicable, substantially to the same extent as such Indebtedness is subordinated to the Obligations or the Guarantee, as applicable;

(x) [reserved];

(y) Indebtedness of the Borrowers or any Subsidiary consisting of (A) the financing of insurance premiums or (B) take-or-pay obligations contained in supply or other arrangements, in each case, in the ordinary course of business or consistent with past practice or industry norm;

(z) guarantees by Holdings and its Subsidiaries of Indebtedness under customer financing lines of credit entered into in the ordinary course of business or consistent with past practice or industry norm;

(aa) Indebtedness in respect of obligations of Holdings or any Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business or consistent with past practice or industry norm and not in connection with the borrowing of money or any Swap Contracts; and

(bb) Indebtedness of Holdings or any Subsidiary to or on behalf of any joint venture (regardless of the form of legal entity) that is not a Subsidiary arising in the ordinary course of business in connection with the cash management operations (including with respect to intercompany self-insurance arrangements) of Holdings and its Subsidiaries.

For purposes of determining compliance with this Section 7.02:

(1) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Indebtedness permitted in clauses (a) through (bb) of Section 7.02 above (or any portion thereof), then the Borrowers may, in their sole discretion, divide, classify or reclassify, or later divide, classify or reclassify (as if incurred at such later time), such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 7.02;

(2) at the time of incurrence, division, classification or reclassification, the Borrowers will be entitled to divide and classify an item of Indebtedness in more than one of the categories of Indebtedness described in clauses (a) through (bb) of Section 7.02 (or any portion thereof) without giving pro forma effect to the Indebtedness incurred, divided, classified or reclassified pursuant to any other clause of Section 7.02 (or any portion thereof) when calculating the amount of Indebtedness that may be incurred, divided, classified or reclassified pursuant to any such clause (or any portion thereof) at such time; and

(3) accrual of interest, the accretion of accreted value, the payment of interest or dividends in the form of additional Indebtedness, amortization of original issue discount or deferred financing costs, the reclassification of Preferred Stock as Indebtedness due to a change in accounting principles, the accretion of original issue discount or deferred financing costs or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations

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in the exchange rate of currencies will not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.02. Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness which is otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness; provided that the incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this Section 7.02.

Notwithstanding any other provision of this Section 7.02, the maximum amount of Indebtedness that the Borrowers and their respective Subsidiaries may incur pursuant to this Section 7.02 shall not be deemed to be exceeded, with respect to any outstanding Indebtedness, solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, will be calculated based on the currency exchange rate applicable to the currencies in which the respective Indebtedness is denominated that is in effect on the date of the refinancing.

Section 7.03. Investments. Make or hold any Investments, except:

(a) Investments in any of the Borrowers or any of their respective Subsidiaries;

(b) loans and advances to, or guarantees of Indebtedness of, officers, directors, employees or consultants of Holdings or any of its Subsidiaries (i) in the ordinary course of business in an aggregate outstanding amount (valued in good faith by Holdings at the time of the making thereof, and without giving effect to any subsequent changes in value) not to exceed $2,500,000, (ii) in respect of payroll payments and expenses in the ordinary course of business and (iii) in connection with such person’s purchase of Equity Interests of Holdings or any direct or indirect parent of Holdings solely to the extent that the amount of such loans and advances shall be contributed to Holdings in cash as common equity;

(c) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(d) Investments (including debt obligations and Equity Interests) received in satisfaction of judgments or in connection with the bankruptcy or reorganization of suppliers and customers of the Borrowers and their Subsidiaries and in settlement of delinquent obligations of, and other disputes with, such customers and suppliers arising in the ordinary course of business;

(e) Investments in the nature of Production Payments, royalties, dedication of reserves under supply agreements or similar rights or interests granted, taken subject to, or otherwise imposed on properties with normal practices in the mining industry;

(f) Investments existing on the Effective Date and set forth on Schedule 7.03;

(g) promissory notes and other similar non-cash consideration received by the Borrowers and their Subsidiaries in connection with Dispositions not otherwise prohibited under this Agreement;

(h) Swap Contracts permitted under Section 7.02(f);

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(i) Investments by the Borrowers or their Subsidiaries in any Loan Party and Investments by any non-Loan Party in any other non-Loan Party; provided, that if the Investment is in the form of Indebtedness, such Indebtedness must be permitted pursuant to Section 7.02(g);

(j) Investments by the Borrowers or any of their respective Subsidiaries not otherwise permitted under this Section 7.03 in an aggregate amount not to exceed the greater of $40,000,000 and 2.50% of Consolidated Total Assets at the time of incurrence;

(k) the purchase or other acquisition of any property and assets or businesses of any Person, or of assets constituting a business unit, a line of business or division of such Person, or the Equity Interests in any Person (including, following a Qualifying IPO of Holdings, any such Equity Interests of such Person acquired in exchange for the Equity Interests of Holdings) that, upon the consummation thereof, will be a Wholly-Owned Subsidiary of Holdings (including as a result of a merger, amalgamation or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(k) (each, a “Permitted Acquisition”):

(i) to the extent required by this Agreement or any Collateral Document, the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary (and, to the extent required by this Agreement or any Collateral Document, the Subsidiaries of such created or acquired Subsidiary) shall be Loan Parties and shall have complied with the requirements of Section 6.12, within the times specified therein (for the avoidance of doubt, this clause (i) shall not override any provisions of Section 6.12);

(ii) to the extent such Investments are made in Persons that are not required to become Loan Parties pursuant to the terms of the Loan Documents, the Payment Conditions shall have been satisfied at the time of closing of such Permitted Acquisition on a pro forma basis (after giving effect to any Credit Extensions and other Indebtedness incurred to finance such Permitted Acquisitions);

(iii) the acquired property, assets, business or Person is in a business permitted under Section 7.07;

(iv) immediately before and immediately after giving effect to any such purchase or other acquisition, no Default or Event of Default shall have occurred and be continuing;

(v) the Fixed Charge Coverage Ratio, on a pro forma basis, as of the last day of the most recently ended Test Period (after giving pro forma effect to such Permitted Transaction and each other Permitted Transaction that has occurred since the beginning of such Test Period) shall not be less than 1.00 to 1.00, and a Responsible Officer of Holdings shall have delivered a certificate to the Administrative Agent demonstrating compliance with such requirement (including calculations in respect thereof in reasonable detail); and

(vi) Holdings shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, certifying that all of the requirements set forth in this clause (k) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(l) Investments in joint ventures or Unrestricted Subsidiaries having an aggregate Fair Market Value (as determined in good faith by Holdings), taken together with all other Investments made

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pursuant to this clause (l) that are at that time outstanding, not to exceed the greater of $70,000,000 and 5.00 % of Consolidated Total Assets; provided, however, that if any Investment pursuant to this clause (l) is made in any Person that is not Holdings or a Subsidiary at the date of the making of such Investment and such Person becomes Holdings or a Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (a) above and shall cease to have been made pursuant to this clause (l) for so long as such Person continues to be Holdings or a Subsidiary;

(m) any Investment by Holdings or any Subsidiary in a Similar Business in an aggregate outstanding amount (valued in good faith by Holdings at the time of the making thereof, and without giving effect to subsequent changes in value), taken together with all other Investments made pursuant to this clause (m) that are at that time outstanding, not to exceed the greater of $40,000,000 and 2.50% of Consolidated Total Assets; provided, however, that if any Investment pursuant to this clause (m) is made in any Person that is not Holdings or a Subsidiary at the date of the making of such Investment and such Person becomes Holdings or a Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (a) above and shall cease to have been made pursuant to this clause (m) for so long as such Person continues to be Holdings or a Subsidiary;

(n) any Investment in the form of Cash Equivalents;

(o) extensions of trade credit to customers, lessors and suppliers in the ordinary course of business or consistent with past practice or industry norm by Holdings or any of its Subsidiaries;

(p) guarantees issued in accordance with Section 7.02 including, without limitation, any guarantee or other obligation issued or incurred under this Agreement in connection with any letter of credit issued for the account of Holdings or any of its Subsidiaries (including with respect to the issuance of, or payments in respect of drawings under, such letters of credit);

(q) Investments consisting of or to finance purchases and acquisitions of inventory, supplies, materials, services or equipment or purchases of contract rights or licenses or leases of intellectual property;

(r) [reserved];

(s) [reserved];

(t) Investments of a Subsidiary acquired after the Effective Date or of an entity merged into, amalgamated with, or consolidated with Holdings or a Subsidiary in a transaction that is not prohibited by Section 7.04 after the Effective Date to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(u) Investments in the ordinary course of business or consistent with past practice or industry norm constituting UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers;

(v) advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of Holdings or its Subsidiaries;

(w) any Investment in any Subsidiary of Holdings or any joint venture in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business or consistent with past practice or industry norm;

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(x) guarantees of Indebtedness under customer financing lines of credit in the ordinary course of business or consistent with past practice or industry norm;

(y) Investments in the nature of (i) Production Payments, royalties, dedication of reserves under supply agreements or similar or related rights or interests granted, taken subject to, or otherwise imposed on properties, (ii) cross charges, Liens or security arrangements entered into in respect of a joint venture for the benefit of a participant, manager or operator of such joint venture, in each case, consistent with normal practices in the mining industry or (iii) payments or other arrangements whereby Holdings or any Subsidiary provides a loan, advance payment or guarantee in return for future coal deliveries consistent with normal practices in the mining industry;

(z) Investments consisting of indemnification obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds, reclamation bonds and completion guarantees and similar obligations under applicable law or with respect to workers’ compensation benefits, in each case entered into in the ordinary course of business, and, to the extent constituting an Investment, pledges or deposits made in the ordinary course of business in support of obligations under existing coal sales contracts (and extensions or renewals thereof on similar terms);

(aa) Investments in surety bonds, reclamation bonds, performance bonds, bid bonds, appeal bonds and related letters of credit or similar obligations, in each case, to the extent such surety bonds, reclamation bonds, performance bonds, bid bonds, appeal bonds, related letters of credit and similar obligations are permitted under this Agreement; and

(bb) other Investments, so long as the Payment Conditions are satisfied at the time the relevant Investment is consummated.

Section 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (including, in each case, pursuant to a Delaware LLC Division), except that, so long as no Default or Event of Default exists or would result therefrom:

(a) any Subsidiary may merge with (i) any of the Borrowers, provided, that such Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided, that when any Subsidiary that is a Loan Party is merging with another Subsidiary, the Loan Party shall be the continuing or surviving Person;

(b) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrowers or to another Subsidiary; provided, that if the transferor in such a transaction is a Loan Party, then the transferee must be another Loan Party; and

(c) the Borrowers and their Subsidiaries may consummate any transaction that would be permitted as an Investment under Section 7.03.

Section 7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of used, worn out, obsolete or surplus property by the Borrowers or any of their respective Subsidiaries in the ordinary course of business or the abandonment or allowance to lapse or expire or other Disposition of Intellectual Property in the ordinary course of business that is, in the

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reasonable judgment of the Borrowers, no longer useful in the conduct of the Borrowers and their Subsidiaries taken as a whole;

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions of equipment to the extent that such property is exchanged for credit against the purchase price of similar replacement property or the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d) Dispositions of property by any Subsidiary to the Borrowers or to a Wholly-Owned Subsidiary of Holdings; provided, that if the transferor of such property is a Loan Party, the transferee thereof must be another Loan Party;

(e) Dispositions permitted by Section 7.04;

(f) Dispositions by the Borrowers and their respective Subsidiaries of fixed assets with a Fair Market Value, on any date of determination, not in excess of 25% of Consolidated Total Assets in the aggregate as of such date;

(g) so long as no Default or Event of Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction that would be permitted under the provisions of this Section 7.05;

(h) assignments, licenses, sublicenses of Intellectual Property in the ordinary course of business and in accordance with the applicable Collateral Documents; provided, however, that any license or sublicense of intellectual property shall be on a non-exclusive basis;

(i) sales or discounts (without recourse) of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

(j) sales, transfers and other dispositions of Investments in Joint Ventures to the extent required by, or made pursuant to customary buy/sell arrangement between, the Joint Venture parties set forth in Joint Venture arrangements and similar binding arrangements;

(k) transfers of property subject to casualty or condemnation events upon receipt of Net Insurance/Condemnation Proceeds in respect thereof;

(l) Dispositions of assets by the Borrowers and their Subsidiaries not otherwise permitted under this Section 7.05; provided, that (i) 75% of the consideration received in respect of any such Disposition shall be cash or Cash Equivalents and (ii) at the time of any such Disposition, no Default or Event of Default shall exist or would result from such Disposition; and

(m) Dispositions constituting Investments permitted by Section 7.03,

provided, however, that any Disposition pursuant to Section 7.05(b), (c), (f), and (l) shall be for Fair Market Value.

Section 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment; except that:

(a) each Subsidiary may make Restricted Payments to the Borrowers;

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(b) any of the Borrowers or any of its respective Subsidiaries may make Restricted Payments so long as the Distribution Conditions have been satisfied at the time such Restricted Payment is made;

(c) Restricted Payments in an aggregate amount, when taken together with all other Restricted Payments made pursuant to this clause (c), not to exceed $~~55,000,000~~80,000,000;

(d) Restricted Payments to pay for the repurchase, redemption, retirement or other acquisition for value of Equity Interests of Holdings or any direct or indirect parent of Holdings held by any future, present or former employee, director, officer or consultant of Holdings or any direct or indirect parent of Holdings or any Subsidiary of Holdings pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or other agreement or arrangement; provided, however, that the aggregate Restricted Payments made under this clause (d) do not exceed $7,500,000 in any calendar year; provided, further, however, that such amount in any calendar year may be increased by an amount not to exceed:

(i) the cash proceeds received by Holdings or any of its Subsidiaries from the sale of Equity Interests of Holdings or any direct or indirect parent of Holdings (to the extent contributed to Holdings) to employees, directors, officers or consultants of Holdings and the Subsidiaries or any direct or indirect parent of Holdings that occurs after the Effective Date, plus

(ii) the cash proceeds of key man life insurance policies received by Holdings or any direct or indirect parent of Holdings (to the extent contributed to Holdings) or the Subsidiaries after the Effective Date;

provided, that Holdings may elect to apply all or any portion of the aggregate increase contemplated by clauses (i) and (ii) above in any calendar year; and provided, further, that cancellation of Indebtedness owing to Holdings or any Subsidiary from any present or former employees, directors, officers or consultants of Holdings, any Subsidiary or any direct or indirect parent of Holdings in connection with a repurchase of Equity Interests of Holdings or any direct or indirect parent of Holdings will not be deemed to constitute a Restricted Payment for purposes of this Section 7.06;

(e) [reserved];

(f) Restricted Payments (or a Restricted Payment to any such direct or indirect parent of Holdings to fund the payment by such direct or indirect parent of Holdings of Restricted Payments) of up to $~~20,000,000~~55,000,000 per annum for the payment of dividends on account of, or repurchases of, Equity Interests;

(g) the distribution, as a dividend or otherwise, of shares of the Equity Interests of, or Indebtedness owed to Holdings or a Subsidiary by, Unrestricted Subsidiaries (other than any Unrestricted Subsidiary whose principal assets consist of cash and Cash Equivalents to the extent such cash and Cash Equivalents were invested in such Unrestricted Subsidiary pursuant to an Investment made pursuant to Section 7.03);

(h) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(i) [reserved]; and

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(j) Restricted Payments by Holdings or any of its Subsidiary to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of options or warrants or upon the conversion or exchange of Equity Interests of any such Person.

Notwithstanding anything in this Agreement to the contrary, the foregoing provisions of this Section 7.06 will not prohibit the payment of any Restricted Payment within 60 days after the date of declaration thereof if at the date of declaration such payment would have complied with the provisions of this Agreement if made on such date of declaration.

Section 7.07. Change in Nature of Business. Engage in any material line of business other than a Similar Business.

Section 7.08. Transactions With Affiliates. Enter into any transaction of any kind with any Affiliate involving aggregate consideration in excess of $5,000,000, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, unless such transaction is (i) not prohibited by this Agreement and (ii) upon fair and reasonable terms substantially as favorable to the applicable Borrower or any of its Subsidiaries as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate. The foregoing restrictions shall not apply to the following:

(a) transactions between or among the Borrowers and any other Loan Parties or between and among any Loan Parties;

(b) the payment of reasonable and customary fees and reimbursement of expenses payable to directors of the Borrowers or any Subsidiary or to any Plan, Plan administrator or Plan trustee;

(c) loans and advances to directors, officers and employees to the extent permitted by Section 7.03;

(d) arrangements with respect to the procurement of services of directors, officers, independent contractors, consultants or employees in the ordinary course of business and the payment of customary compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and reasonable reimbursement arrangements in connection therewith;

(e) payments to directors and officers of the Borrowers and their Subsidiaries in respect of the indemnification of such Persons in such respective capacities from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, as the case may be, pursuant to the Organization Documents or other corporate action of the Borrowers or their Subsidiaries, respectively, or pursuant to applicable law; and

(f) Restricted Payments permitted by Section 7.06;

(g) the Transactions;

(h) transactions with suppliers, joint venture partners or purchasers or sellers of goods or services, in each case, in the ordinary course of business and otherwise in compliance with the terms of this Agreement which are fair to Holdings or its Subsidiaries in the reasonable determination of the board of directors of Holdings or such Subsidiary or the senior management thereof, or are on terms at least as favorable as would reasonably have been obtained at such time from an unaffiliated party;

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(i) for any taxable period (or portion thereof) that Holdings is treated as a corporation for U.S. federal income tax purposes and for which Borrowers and/or any of its subsidiaries are members (or are pass-through entities of such members) of a consolidated, combined or similar income Tax group for U.S. federal, state, local or foreign income Tax purposes for which Holdings is the common parent, the Borrowers may make Restricted Payments to Holdings to pay the portion of any U.S. federal, state, local or foreign income Taxes (as applicable) of Holdings for such taxable period that are attributable to the income of the Borrowers and/or its applicable subsidiaries; provided that the aggregate amount of such distributions shall not exceed the aggregate Taxes the Borrowers and/or its subsidiaries, as applicable, would be required to pay in respect of such U.S. federal, state, local and foreign Taxes on a stand-alone basis for such taxable period; and

(j) transactions in which Holdings or any of its Subsidiaries deliver to the Administrative Agent a letter from independent financial advisor, in form and substance reasonably satisfactory to the Administrative Agent, stating that such transaction is meets the requirements of Section 7.08(ii).

Section 7.09. Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement, any other Loan Document or any agreement, document or instrument evidencing or entered into in connection with Indebtedness permitted under Section 7.02(p)) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrowers or any Guarantor or to otherwise transfer property to or invest in the Borrowers or any Guarantor, unless such Contractual Obligations could not reasonably be expected to materially hinder the Borrowers’ ability to meet their obligations under this Agreement.

Section 7.10. Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose.

Section 7.11. Minimum Fixed Charge Coverage Ratio. During any Liquidity Period, permit the Fixed Charge Coverage Ratio to be less than 1.00 to 1.00 as of the last day of any Test Period, commencing with the Test Period ended immediately preceding the commencement of such Liquidity Period (it being understood that the requirement to comply with such minimum Fixed Charge Coverage Ratio under this Section 7.11 shall again be triggered upon the commencement of any other Liquidity Period on any succeeding day).

Section 7.12. Amendments of Organizational Documents. Amend any of its Organization Documents in a manner that is in any respect materially adverse to the Lenders; provided that, any amendment or modification of any Organization Document solely to change (i) the legal name of any Loan Party, (ii) the identity or corporate structure of any Loan Party (provided that, after giving effect to any such change in its identity or corporate structure, such Loan Party shall be a limited liability company, a corporation or a limited partnership), (iii) the jurisdiction of incorporation or formation of any Loan Party to any state within the United States of America or to the District of Columbia, or (iv) the federal taxpayer identification number (or other comparable identification number) of any Loan Party, in each case, shall not be deemed materially adverse to the Lenders, so long as the applicable Loan Party (A) complies with Section 4.01(d) of the Security Agreement and (B) has provided all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, as requested by any Lender or the Administrative Agent promptly following such request.

Section 7.13. Accounting Changes. Make any change in its accounting policies or reporting practices, except as required or permitted by GAAP, or its fiscal year.

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Section 7.14. Prepayments, Etc. of Indebtedness.

(a) Voluntarily pay, prepay, redeem, purchase, defease, acquire, retire or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness that is expressly subordinated in right of payment to the Obligations (other than any such Indebtedness among the Borrowers and any of their respective Subsidiaries) (such Indebtedness, the “Subordinated Debt”, and each such payment, prepayment, redemption, purchase, defeasance, acquisition, retirement or other satisfaction thereof, a “Restricted Subordinated Debt Payment”), except:

(i) payments of regularly scheduled principal, interest and fees in respect of any Subordinated Debt;

(ii) any Restricted Subordinated Debt Payment made by exchange for, or out of the proceeds of, any Refinancing Indebtedness permitted by Section 7.02(c); and

(iii) any other Restricted Subordinated Debt Payment, so long as the Payment Conditions have been satisfied at the time such Restricted Subordinated Debt Payment is made.

(b) Amend, restate, amend and restate, modify or otherwise change in any manner materially adverse to the interests of the Lenders any term or condition of any Subordinated Debt Document.

Article 8
Events of Default and Remedies

Section 8.01. Events of Default. Any of the following shall constitute an Event of Default:

(a) Non-Payment. Any Borrower or any other Loan Party fails to pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation ~~(including, for greater certainty, all amounts outstanding under the Non-Extending Commitments on the Maturity Date applicable with respect thereto)~~ or within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or

(b) Specific Covenants. Holdings or any of its Subsidiaries fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05(a)(i) (solely with respect to Holdings or any other Borrowers), 6.10, 6.11, 6.20 or Article 7 or any of the Guarantors fails to perform or observe any term, covenant or agreement contained in Article 10 of this Agreement (but only to the extent it relates to a default under one of the covenants listed in clause (i) above); or

(c) Other Defaults. (i) Holdings or any of its Subsidiaries fails to perform or observe any other term, covenant or agreement (other than Section 6.17 and not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for (A) in the case of Section 6.17, 15 days and (B) otherwise, 30 days, in each case, after the earlier of (x) receipt by any Borrower of written notice thereof from the Administrative Agent and (y) knowledge of any Borrower of such default or failure to perform or observe; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Holdings or any of its Subsidiaries herein, in

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any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e) Cross-Default. Holdings or any of its Subsidiaries fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder, Indebtedness under Swap Contracts or Guarantees of the Obligations), in each case having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit agreement) of more than the Threshold Amount, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee was created or fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable; or there occurs under any Swap Contract an Early Termination Date (as defined under such Swap Contract) resulting from any event of default under such Swap Contract as to which Holdings or any of its Subsidiaries is the Defaulting Party (as defined in such Swap Contract) or any Termination Event (as so defined) under such Swap Contract as to which Holdings or any of its Subsidiaries is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by Holdings or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(f) Insolvency Proceedings, Etc. Holdings or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any substantial part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any substantial part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Holdings or any of its Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any substantial part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or

(h) Judgments. There is entered against Holdings or any of its Subsidiaries one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance), and, such judgments or orders shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

(i) ERISA. The occurrence of any of the following events that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect: an ERISA Event with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in an actual obligation to pay money of the Borrowers under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC or the Borrowers or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; or

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(j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or Holdings, any of its Subsidiaries or any other Person contests in any manner the validity or enforceability of any Loan Document; or Holdings or any of its Subsidiaries denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

(k) Change of Control. There occurs any Change of Control; or

(l) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.12 shall for any reason (other than pursuant to the terms hereof or thereof, including as a result of a transaction permitted by Section 7.04 or 7.05) cease to create a valid and perfected Lien, with the priority required hereby or thereby (subject to Liens permitted by Section 7.01), on the Collateral purported to be covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file UCC continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied or failed to acknowledge coverage.

Section 8.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions, subject to the terms of the ABL Intercreditor Agreement:

(i) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(iii) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof);

(iv) exercise on behalf of itself, the Lenders and the applicable L/C Issuer all rights and remedies available to it, such Lenders and such L/C Issuer under the Loan Documents or applicable law (including in respect of the Collateral);

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrowers under the Debtor Relief Laws, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

(b) Upon the occurrence of the Termination Date, (i) the Commitments of each Lender to make Loans and the Commitments of each Lender and L/C Issuer to issue or participate in Letters of Credit shall each automatically be terminated, (ii) the Loans, all interest thereon and all other amounts and

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Obligations shall automatically become due and payable in cash, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers and the other Loan Parties.

Section 8.03. Application of Funds. On the Termination Date and after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.16, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article 3) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer with respect to Letters of Credit (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer)) and amounts payable under Article 3, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and amounts owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks, as applicable, in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

Subject to Section 2.04(d), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Article 9
Administrative Agent

Section 9.01. Appointment. Each of the Lenders and the L/C Issuers hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such actions on its behalf under the

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provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are delegated to the Administrative Agent by the terms and provisions hereof and of the other Loan Documents, together with such power as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, L/C Issuer or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The provisions of this Article 9 (other than Sections 9.10 and 9.12) are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any such provisions.

(a) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article 9 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article 9 and in the definition of “Agent Affiliate” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender or Swingline Lender (if applicable)) and L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender, L/C Issuer and its Affiliates for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 9 (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders and L/C Issuers hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders and L/C Issuers.

Section 9.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, sub-agents, employees or attorneys-in-fact (including for the purpose of any Borrowing or payment in alternative currencies) as shall be deemed necessary by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning

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all matters pertaining to such duties. Each such sub-agent and the Affiliates of the Administrative Agent and each such sub-agent shall be entitled to the benefits of all provisions of this Article 9, Section 11.04(a) and Section 11.04(b) (as though such sub-agents were the “Administrative Agent” under the Loan Documents) as if set forth in full herein with respect thereto. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

Section 9.03. Liability of Agents. No Agent Affiliate shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender, L/C Issuer or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document, or the execution, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent Affiliate shall be under any obligation to any Lender, any L/C Issuer or participant to ascertain or to inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the perfection or priority of any Lien or security interest created or purported to be created by the Collateral Documents, (v) the satisfaction of any condition set forth in Article 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vi) or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. No Agent Affiliate shall have any duties or obligations to any Lender, any L/C Issuer or participant except those expressly set forth herein and in the other Loan Documents, and without limiting the generality of the foregoing, the Agent Affiliates:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Person is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that such Person shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable law; and

(c) shall not be required to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender or any L/C Issuer and each Lender and each L/C Issuer confirms to the Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Administrative Agent or any of its Affiliates.

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No Agent Affiliate be liable (i) to any participant or Secured Party or their Affiliates for any failure, delay in performance, breach by, or as a result of information provided by, any other party to any Loan Document or action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or such Person shall believe in good faith shall be necessary under the circumstances) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

Section 9.04. Reliance by the Administrative Agent. (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, instrument, document, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and/or upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders and L/C Issuers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and L/C Issuers; provided that the Administrative Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law.

Section 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders or the L/C Issuers, unless the Administrative Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders and the L/C Issuers of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article 8; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders and the L/C Issuers.

Section 9.06. Credit Decision; Disclosure of Information by Agents. Each Lender and each L/C Issuer acknowledges that no Agent Affiliate has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent Affiliate to any Lender or L/C Issuer as to any matter, including whether Agent Affiliates have disclosed material information in their possession. Each Lender and each L/C Issuer represents to each Agent that it has, independently and without reliance upon any Agent Affiliate and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers and the other Loan Parties hereunder. Each Lender and each L/C Issuer also represents that it will, independently and without reliance upon any Agent Affiliate

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and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders or the L/C Issuers by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender or any L/C Issuer with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent Affiliate.

Section 9.07. Indemnification of the Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders and L/C Issuers shall indemnify upon demand the Administrative Agent and each other Agent Affiliate (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless the Administrative Agent and each other Agent Affiliate from and against any and all Indemnified Liabilities incurred by it; provided that no Lender or L/C Issuer shall be liable for the payment to any Agent Affiliate of any portion of such Indemnified Liabilities resulting from such Agent Affiliate’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender, any L/C Issuer or any other Person. Without limitation of the foregoing, each Lender and each L/C Issuer shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including all reasonable fees, expenses and disbursements of any law firm or other external legal counsel and compensation of agents and employees paid for services rendered on behalf of the Lenders or the L/C Issuer) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers, provided that such reimbursement by the Lenders or by the L/C Issuers shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto. The undertaking in this Section 9.07 shall survive termination of the Commitments of all Lenders and all L/C Issuers, the payment of all other Obligations and the resignation of the Administrative Agent.

Section 9.08. Withholding Tax. If any Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Taxes from amounts paid to or for the account of any Lender or any L/C Issuer for any reason (including, without limitation, because the appropriate form was not delivered or not property executed, or because such Lender or such L/C Issuer failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Lender or such L/C Issuer shall indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any Loan Party and without limiting or expanding the obligation of the applicable Loan Party to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, including any interest, additions to tax or penalties thereto, together with all reasonable expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Government Authority. A certificate as to the amount of such payment or liability delivered to any Lender or any L/C Issuer by the Administrative Agent shall be conclusive absent manifest error.

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Section 9.09. Administrative Agent in Its Individual Capacity. (a) Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as Administrative Agent hereunder in its individual capacity. Each Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though such Agent were not an Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders and L/C Issuer acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them. With respect to its Loans, the Administrative Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Agent the Administrative Agent an L/C Issuer, and the terms “Lender” and “Lenders” include each Agent in its individual capacity.

(b) Each Lender and each L/C Issuer understands that the Person serving as Administrative Agent, acting in its individual capacity, and its Affiliates (collectively, the “Agent’s Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 9.09 as “Activities”) and may engage in the Activities with or on behalf of one or more of the Loan Parties or their respective Affiliates. Furthermore, the Agent’s Group may, in undertaking the Activities, engage in trading in financial products or undertake other investment businesses for its own account or on behalf of others (including the Loan Parties and their Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in the Company, another Loan Party or their respective Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Loan Parties or their Affiliates. Each Lender and each L/C Issuer understands and agrees that in engaging in the Activities, the Agent’s Group may receive or otherwise obtain information concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) which information may not be available to any of the Lenders or any of the L/C Issuers that are not members of the Agent’s Group. Neither the Administrative Agent nor any member of the Agent’s Group shall have any duty to disclose to any Lender or any L/C Issuer or use on behalf of the Lenders or on behalf of the L/C Issuers, and shall not be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party) or to account for any revenue or profits obtained in connection with the Activities, except that the Administrative Agent shall deliver or otherwise make available to each Lender and each L/C Issuer such documents as are expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lenders or the L/C Issuers.

(c) Each Lender and each L/C Issuer further understands that there may be situations where members of the Agent’s Group or their respective customers (including the Loan Parties and their Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lenders or L/C Issuers (including the interests of the Lenders or L/C Issuers hereunder and under the other Loan Documents). Each Lender and each L/C Issuer agrees that no member of the Agent’s Group is or shall be required to restrict its activities as a result of the Person serving as Administrative Agent being a member of the Agent’s Group, and that each member of the Agent’s Group may undertake any Activities without further consultation with or notification to any Lender or any L/C

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Issuer. None of (i) this Agreement nor any other Loan Document, (ii) the receipt by the Agent’s Group of information (including Information) concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) nor (iii) any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) owing by the Administrative Agent or any member of the Agent’s Group to any Lender or any L/C Issuer including any such duty that would prevent or restrict the Agent’s Group from acting on behalf of customers (including the Loan Parties or their Affiliates) or for its own account.

Section 9.10. Resignation by the Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ prior notice to the Lenders, the L/C Issuers and the Borrowers. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by Holdings at all times other than during the existence of an Event of Default under Section 8.01(f) (which consent of Holdings shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and Holdings, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, and the term “Administrative Agent” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article 9, Section 11.04(a) and Section 11.04(b) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders and L/C Issuers shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Section 6.12 is satisfied, the successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 9.10). After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article 9, Section 11.04(a) and Section 11.04(b) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

Any resignation by the Administrative Agent as Administrative Agent pursuant to this Section 9.10 shall also constitute its resignation as a Swingline Lender and its resignation as an L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and L/C Issuer, (ii) the retiring Swingline Lender and L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by Citibank, N.A., if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer effectively to assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

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Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that the Person serving as Administrative Agent is (without taking into account any provision in the definition of “Defaulting Lender” requiring notice from the Administrative Agent or any other party) a Defaulting Lender, the Required Lenders (determined after giving effect to Section 11.01) may by notice to the Administrative Borrower and such Person remove such Person as Administrative Agent and, with the consent of Holdings (not to be unreasonably withheld), appoint a replacement Administrative Agent hereunder. Such removal will, to the fullest extent permitted by applicable law, be effective on the date a replacement Administrative Agent is appointed.

Section 9.11. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.04(j), Section 2.04(k), Section 2.10 and Section 11.04(b)) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, interim receiver, receiver and manager, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Section 2.10 and Section 11.04(b).

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding.

Section 9.12. Collateral and Guaranty Matters. The Lenders and the L/C Issuer irrevocably agree:

(a) that any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall be automatically released (i) upon termination of the Commitments of all the Lenders and the L/C Issuer and payment in full of all Obligations (other than contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit in which the Outstanding Amount of the L/C Obligations related thereto have been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, for which a backstop letter of

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credit is in place), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to a Loan Party, or (iii) subject to Section 11.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders;

(b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i);

(c) that any Guarantor (other than the Borrowers) shall be automatically released from its obligations under the Guarantee in Article 10 if in the case of any Guarantor, such Person ceases to be a Subsidiary as a result of a transaction or designation permitted hereunder;

(d) if any Guarantor shall cease to be a Material Subsidiary (as certified in writing by a Responsible Officer) and Holdings notifies the Administrative Agent in writing that it wishes such Guarantor to be released from its Obligations hereunder or its obligations under the Guarantee in Article 10 hereto such Subsidiary shall be automatically released from its Obligations hereunder or its obligations under its Guarantee;

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.12. In each case as specified in this Section 9.12, the Administrative Agent will promptly (and each Lender and each L/C Issuer irrevocably authorizes the Administrative Agent to), at Holding’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Loan Party from its obligations under any of the Loan Documents, in each case in accordance with the terms of the Loan Documents and this Section 9.12.

Section 9.13. ~~Arrangers and Bookrunners~~Arranger and Bookrunner. Except as expressly provided herein, none of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “~~Joint~~Sole Lead Arranger” or “~~Joint~~Sole Bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender and each L/C Issuer acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder

Section 9.14. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, collateral sub-agent, collateral co-agent, administrative sub-agent or administrative co-agent (any such additional

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individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article 9 and of Section 11.04(a) and Section 11.04(b) that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

Section 9.15. Reports and Financial Statements. By signing this Agreement, each Lender and each L/C Issuer:

(a) is deemed to have requested that the Administrative Agent furnish such Lender or such L/C Issuer, as applicable, promptly after they become available, copies of all financial statements required to be delivered by Holdings hereunder and all field examinations, audits and appraisals of the Collateral received by the Administrative Agent (collectively, the “Reports”);

(b) expressly agrees and acknowledges that the Administrative Agent (i) makes no representation or warranty as to the accuracy of the Reports, and (ii) shall not be liable for any information contained in any Report;

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Administrative Agent or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

(d) agrees to keep all Reports confidential in accordance with the provisions of Section 11.07 (other than clause (g) thereof); and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Administrative Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans or Letters of Credit that the indemnifying

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Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans of the Borrowers; and (ii) to pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney costs) incurred by the Administrative Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender; provided that no Lender shall be liable for the payment to the Administrative Agent or any other Lender preparing a Report for any portion of losses arising from such claims, actions, proceedings, damages, costs, expenses and other amounts (including attorney costs) to the extent resulting from the Administrative Agent’s or such other Lender’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction.

Section 9.16. Posting of Approved Electronic Communications. Each of the Lenders and L/C Issuers and each Loan Party agree that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and the L/C Issuers by posting such Approved Electronic Communications on Debt Domain, IntraLinks™ or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(a) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the L/C Issuer and each Loan Party acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders, the L/C Issuer and each Loan Party hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(b) The Approved Electronic Platform and the Approved Electronic Communications are provided “as is” and “as available”. Neither the Administrative Agent nor any of its Affiliates or any of their respective officers, directors, employees, agents, advisors, attorneys or representatives (each, an “Agent Affiliate”) warrant the accuracy, adequacy or completeness of the Approved Electronic Communications or the Approved Electronic Platform and each expressly disclaims liability for errors or omissions in the Approved Electronic Platform and the Approved Electronic Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Agent Affiliates in connection with the Approved Electronic Platform or the Approved Electronic Communications.

(c) Each of the Lenders, the L/C Issuers and each Loan Party agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.

(d) Each Borrower hereby acknowledges that certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to any Borrower or its securities) (each, a “Public Lender”). Each Borrower hereby agrees that so long as a

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Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, ~~any~~the Arranger, the L/C Issuers and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to the Borrowers or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and ~~any~~the Arranger shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the Borrowers shall not be under any obligation to mark the Borrower Materials “PUBLIC.” In connection with the foregoing, each party hereto acknowledges and agrees that the foregoing provisions are not in derogation of their confidentiality obligations under Section 11.07.

Section 9.17. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Plans in connection with the Loans or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

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(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each other Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that:

(i) none of the Administrative Agent, or any other Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent or any other Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement.

(vi) The Administrative Agent and each other Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out

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premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

Section 9.18. Erroneous Payments. (a) If the Administrative Agent notifies a Lender, L/C Issuer or Secured Party, or any Person who has received funds on behalf of a Lender, L/C Issuer or Secured Party such Lender or L/C Issuer (any such Lender, L/C Issuer, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, L/C Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, L/C Issuer or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender, L/C Issuer or Secured Party, or any Person who has received funds on behalf of a Lender, L/C Issuer or Secured Party such Lender or L/C Issuer, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, L/C Issuer or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error or mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender, L/C Issuer or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.18(b).

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(c) Each Lender, L/C Issuer or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, L/C Issuer or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, L/C Issuer or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or L/C Issuer that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing Lender at any time, (i) such Lender or L/C Issuer shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or L/C Issuer shall deliver any Notes evidencing such Loans to the Borrowers or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning L/C Issuer shall cease to be a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning L/C Issuer and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or L/C Issuer shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or L/C Issuer (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or L/C Issuer and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, L/C Issuer or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”); provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment.

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous

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Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or any other Loan Party for the purpose of making such Erroneous Payment; provided that nothing in this Section 9.18 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine

(g) Each party’s obligations, agreements and waivers under this Section 9.18 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

Article 10
Guarantee

Section 10.01. Guarantee. Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers and each other Loan Party when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under any applicable Law relating to fraudulent conveyances, fraudulent transfers, or the insolvency of debtors (after giving effect to the right of contribution established in Section 10.02).

(c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the maximum amount of the liability of such Guarantor under Section 10.01(b) without impairing the guarantee contained in this Article 10 or affecting the rights and remedies of the Secured Parties hereunder.

(d) The guarantee contained in this Article 10 shall remain in full force and effect until all the Obligations (other than any contingent indemnification obligations not then due) shall have been satisfied by payment in full, no Letter of Credit shall be outstanding (except to the extent that the Letters of Credit have been Cash Collateralized or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Borrower Obligations.

(e) No payment made by the Borrowers, any of the Guarantors, any other Guarantor or any other Person or received or collected by any Secured Party from the Borrowers, any of the Guarantors, any other Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to reduce, release, modify or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect

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of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations (other than any contingent indemnification obligations not then due) are paid in full, no Letter of Credit shall be outstanding (except to the extent that the Letters of Credit have been Cash Collateralized or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), and the Commitments are terminated.

Section 10.02. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 10.03. The provisions of this Section 10.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain jointly and severally liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

Section 10.03. No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrowers or any Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrowers or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Borrowers on account of the Obligations (other than any contingent indemnification obligations not then due) are paid in full, no Letter of Credit shall be outstanding (except to the extent that the Letters of Credit have been Cash Collateralized or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations (other than any contingent indemnification obligations not then due) shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

Section 10.04. Amendments, etc. with Respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, increased, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and this Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained herein or any property subject thereto.

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Section 10.05. Guarantee Absolute and Unconditional. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or a surety other than payment in full of the Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a) The guarantee under this Article 10 is a guaranty of payment when due and not of collectability, and is a primary obligation of each Guarantor and not merely a contract of surety.

(b) The Administrative Agent may enforce the guarantee under this Article 10 upon the occurrence of an Event of Default notwithstanding the existence of any dispute between the Borrowers and any Beneficiary with respect to the existence of such Event of Default.

(c) Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Article 10 or acceptance of the guarantee contained in this Article 10.

(d) The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article 10 and all dealings between the Borrowers and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article 10.

(e) To the fullest extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or any of the Guarantors with respect to the Obligations.

(f) Each Guarantor understands and agrees that the guarantee contained in this Article 10 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to

(i) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party,

(ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers or any other Person against any Secured Party,

(iii) any acts of any legislative body or Governmental Authority affecting the Borrowers, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrowers’ property, or by economic, political, regulatory or other events in the countries where the Borrowers are located, or

(iv) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of such Guarantor under the guarantee contained in this, in bankruptcy or in any other instance.

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(g) When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrowers, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers, any other Guarantor or any other Person or any such collateral security or guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Parties against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Section 10.06. Waiver by Guarantors. Each Guarantor hereby waives, for the benefit of the Secured Parties: any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to proceed against Borrowers, any other Guarantor of the Obligations or any other Person, proceed against or exhaust any security held from Borrowers, any such other Guarantor or any other Person, proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of Borrowers or any other Person, or pursue any other remedy in the power of any Secured Party whatsoever; any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrowers or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrowers or any other Guarantor from any cause other than payment in full of the Obligations; any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights of set offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including the acceptance hereof, notices of default hereunder, the Secured Hedge Agreements or any agreement or instrument related thereto, the Secured Cash Management Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of extension of credit to Borrowers; (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate Guarantors or sureties, or which may conflict with the terms hereof, (h) any defenses arising from the amendment of waiver of any term of the Loan Documents; (i) any defenses arising from failure to perfect any security granted over the Collateral or any release of security over the Collateral, (j) any law or regulation of any jurisdiction or any other event affecting any term of the Loan Documents or the Obligations and (k) any other circumstances that might constitute a defense to the Guarantor.

Section 10.07. Releases. At such time as the Obligations shall have been paid in full (other than any contingent indemnification obligations not then due), the Commitments have been terminated and no Letters of Credit shall be outstanding (except to the extent that the Letters of Credit that have been Cash Collateralized or otherwise supported, in each case, on terms satisfactory to the Administrative Agent), all obligations (other than those expressly stated to survive such termination) of each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall

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execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

(a) A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall automatically be released upon the consummation of any transaction or related series of transaction permitted hereunder if as a result thereof such Guarantor shall cease to be a Subsidiary (or becomes an Excluded Subsidiary). In connection with any such release, the Administrative Agent shall promptly execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence termination or release. Any execution and delivery of documents pursuant to the preceding sentence of this Section 10.07(b) shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative Agent’s authority to execute and deliver such documents).

Section 10.08. Subordination of Other Obligations. Any Indebtedness of the Borrowers or any Guarantor held as of the Effective Date or thereafter by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf the Beneficiaries and shall forthwith be paid over to the Administrative Agent for the benefit of the Beneficiaries to be credited and applied against the Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

Section 10.09. Authority of Guarantors or Borrowers. It shall not be necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrowers or the officers, directors or agents acting or purporting to act on behalf of any of them.

Section 10.10. Financial Condition of Borrowers. Any Credit Extension may be made to the Borrowers or continued from time to time, without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrowers at the time of such grant or continuation. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrowers. Each Guarantor has adequate means to obtain information from the Borrowers on a continuing basis concerning the financial condition of the Borrowers and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrowers and all circumstances bearing upon the risk of nonpayment of the Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrowers known as of the Effective Date or thereafter known by any Beneficiary.

Section 10.11. Taxes and Payments. The provisions of Section 3.01(a)-(e) shall apply mutatis mutandis to the Guarantors and payments thereby.

Section 10.12. Assignments. Each Guarantor acknowledges that the Administrative Agent or any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and any Note or Notes held by it) and such assignee, transferee or participant shall thereupon become vested with all the benefits in respect thereof granted to such party herein or otherwise, in each case as and to the extent provided in Section 11.06. No Guarantor shall have the right to assign its rights hereunder or any interest herein except in accordance with Section 11.06.

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Section 10.13. Reinstatement. Each Guarantor agrees that if (a) any payment made by the Borrowers or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (b) the proceeds of Collateral are required to be returned by any Beneficiary to the Borrowers or its estate, trustee, receiver or any other Party including any Guarantor or its estate, trustee, or receiver under any requirement of Law, then, to the extent of such payment or repayment, any such Guarantors liability hereunder shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, the guarantee under this Article 10 shall have been cancelled or surrendered (and, if any Lien or other Collateral securing such Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), the guarantee under this Article 10 (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of the amount of such payment (or any lien or other Collateral securing such obligation).

Section 10.14. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of Swap Contracts (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.14 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.14, or otherwise under this Guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 10.14 shall remain in full force and effect until the Obligations have been paid in full and the Commitments and all Letters of Credit have been terminated. Each Qualified ECP Guarantor intends that this Section 10.14 constitute, and this Section 10.14 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Article 11
Miscellaneous

Section 11.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of each Lender directly affected thereby;

(b) (i) extend the scheduled maturity of any Loan or (ii) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any mandatory reduction of the aggregate Commitments hereunder without the written consent of each Lender directly adversely affected thereby;

(c) reduce the principal of, or the stated rate of interest specified herein on, any Loan or Unreimbursed Amount, or (subject to clause (iv) of the proviso to this Section 11.01) any fees or other amounts payable hereunder without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of

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“Default Rate” or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate;

(d) change Section 2.07 or Section 8.03 in a manner that would alter the pro rata sharing of payments or payment priorities required thereby without the written consent of each Lender;

(e) change any provision of this Section 11.01 or the definitions of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender;

(f) (i) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; provided that the Collateral Agent may, without consent from any other Lender, release any Collateral that is sold or otherwise Disposed of by a Loan Party in compliance with Section 7.05 or as otherwise expressly provided in the Loan Documents, or (ii) subordinate all or substantially all of the Liens on the ABL Priority Collateral to the Liens securing any other Indebtedness for borrowed money, without the written consent of each Lender;

(g) release all or substantially all of the Guarantors, without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Section 10.07 or as otherwise expressly permitted under the Loan Documents (in which case such release may be made by the Administrative Agent acting alone); or

(h) directly or indirectly, whether by amendment, waiver or otherwise, increase the advance rates set forth in the definition of the term “Borrowing Base,” add new asset categories to the Borrowing Base or otherwise cause the Borrowing Base or availability under the Facility provided for herein to be increased (other than changes in Reserves implemented by the Administrative Agent in its Reasonable Credit Judgment) without the written consent of each Lender;

provided, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any L/C Issuer Document relating to any Letter of Credit issued or to be issued by it; and (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights and duties of the Swingline Lender under this Agreement; and (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrowers may replace each non-consenting Lender in accordance with Section 11.13; provided, that such amendment, waiver, consent or release can be effected as a result of all such assignments.

Any such waiver and any such amendment or modification pursuant to this Section 11.01 shall apply equally to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the L/C Issuers, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrowers, the

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Lenders, the L/C Issuers and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default that is waived pursuant to this Section 11.01 shall be deemed to be cured and not continuing during the period of such waiver.

Section 11.02. Notices; Effectiveness; Electronic Communications. Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrowers, the Administrative Agent or L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02 (or such other address or number as the Borrowers, the Administrative Agent or any L/C Issuer may from time to time notify to each other party); and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided, that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Article 2 if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided, that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, notices and other communications sent to the Lenders and the L/C Issuers to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided, that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

Each Lender agrees that notice to it specifying that any Borrower Materials or other notices or communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender, the Administrative Agent shall deliver a copy of the Borrower Materials, notices or other communications to such Lender by email or fax.

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(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers, any Lender, L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses have resulted from the gross negligence or willful misconduct of such Agent Party as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that in no event shall the Agent Party have any liability to the Borrowers, any Lender, L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Borrowers, the Administrative Agent and each L/C Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent and each L/C Issuer. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e) Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 11.03. No Waiver; Cumulative Remedies. None of the Secured Parties shall by any act (except by a written instrument pursuant to Section 11.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure by any Lender, L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 11.04. Expenses; Indemnity; Damage Waiver. Costs and Expenses. The Borrowers shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent,

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the ~~Arrangers~~Arranger, the Lenders as of the Effective Date, and their Affiliates (including the reasonable and documented fees, charges and disbursements of counsel and industry advisors for the Administrative Agent), in connection with the Facility, including, without limitation, internal per diem field examination costs (whether incurred before or after the date of the ~~Existing~~Original Credit Agreement), syndication of the Facility, closing and due diligence costs and costs in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the reasonable and documented fees, charges and disbursements of any (x) one primary counsel and one reasonably necessary specialist counsel for the Administrative Agent, any Lender or any L/C Issuer, (y) in the case of an actual or perceived conflict of interest, one additional counsel to the affected Persons similarly situated taken as a whole, and a single local counsel for all Persons taken as a whole in each relevant jurisdiction to the affected Persons taken as a whole in each relevant and (z) solely in the case of a conflict of interest, one additional local counsel in such jurisdiction to the affected Indemnified Persons similarly situated taken as a whole), regardless of whether any of the transactions contemplated hereby is consummated or in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.04, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such all reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Each Guarantor agrees to pay or reimburse each Secured Party for all its reasonable and documented out-of-pocket expenses incurred in collecting against such Guarantor under the guarantee contained in Article 10 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Administrative Agent.

(a) Indemnification by the Loan Parties. The Borrowers and each Guarantor shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender and each L/C Issuer, and each of their Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrowers or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrowers or any of their respective Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of their respective Subsidiaries, or (iv) any actual or prospective claim, actions, suits, inquiries, litigation, investigation or proceeding relating to any of the foregoing (each, a “Proceeding”) or the preparation of any defense in connection therewith, in each case, arising out of or in connection with or by reason of this Agreement, the Loan Documents or the transactions contemplated hereby or thereby, or any actual or proposed use of the proceeds of the Facility, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrowers or any other Loan Party, and regardless of whether any

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Indemnitee is a party thereto (all of the foregoing, collectively, the “Indemnified Liabilities”); provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction in a final, non-appealable judgment, (y) have resulted from a material breach of such Indemnitee’s obligations under this Agreement or other Loan Documents as determined by a court of competent jurisdiction in a final, non-appealable judgment, or (z) arises out of any Proceeding that does not involve an act or omission of the Loan Parties or any of its respective Affiliates and that is brought by an Indemnitee against any other Indemnitee (other than any Proceeding against ~~any~~the Arranger or the Agent solely in their respective capacities or in fulfilling their respective roles as an Arranger, Agent or similar role under the Facility), provided further, that the Loan Parties shall not be required to reimburse the legal fees and expenses of more than (x) one primary counsel and one reasonably necessary specialist counsel for each specialty for the Administrative Agent, any Lender or any L/C Issuer, (y) in the case of an actual or perceived conflict of interest, one additional counsel to the affected Persons similarly situated taken as a whole, and a single local counsel for all Persons taken as a whole in each relevant jurisdiction to the affected Persons taken as a whole in each relevant jurisdiction and (z) solely in the case of an actual or perceived conflict of interest, one additional local counsel in such jurisdiction to the affected Indemnified Persons similarly situated taken as a whole). In the case of any Proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective, whether or not such Proceeding is brought by any Borrower, any of its directors, security holders or creditors, an Indemnitee or any other person, or an Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Notwithstanding any other provision in this Agreement or any other Loan Document, no Indemnitee shall be liable for any indirect, special, punitive or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) in connection with its activities related to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby.

No Loan Party shall, without the prior written consent of any affected Indemnitee (which consent shall not be unreasonably withheld, delayed or conditioned), effect any settlement of any pending or threatened proceedings in respect of which indemnity could have been sought hereunder by such Indemnitee unless such settlement (i) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceedings and (ii) does not include any statement as to or any admission of fault, culpability, wrongdoing or a failure to act by or on behalf of any Indemnitee.

Each Borrower acknowledges that information and other materials relative to the Facility and the transactions contemplated hereby may be transmitted through the Platform. No Indemnified Person will be liable to any Borrower or any of its affiliates or any of their respective security holders or creditors for any damages arising from the use by unauthorized persons of information or other materials sent through the Platform that are intercepted by such persons.

(b) Reimbursement by Lenders. To the extent that the Borrowers for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section 11.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (based on the Loans and unused Commitments held by such Lender relative to the total Loans and unused Commitments then outstanding) of such unpaid amount, provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.13(d).

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(c) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrowers shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such damages result from the gross negligence or willful misconduct of such Indemnitee, in each case, as determined by the final nonappealable judgment of a court of competent jurisdiction.

(d) Payments. All amounts due under this Section 11.04 shall be payable not later than ten Business Days after demand therefor.

(e) Survival. The agreements in this Section 11.04 shall survive the resignation of the Administrative Agent or any L/C Issuer, the replacement of any Lender, the termination of the aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

Section 11.05. Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, any L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and each Lender and L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Overnight Rate from time to time in effect. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 11.06. Successors and Assigns. Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except to an Eligible Assignee in accordance with the provisions of Section 11.06(b), by way of participation in accordance with the provisions of Section 11.06(d), or by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(f). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(a) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a

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portion of its Commitments or Loans (including for purposes of this Section 11.06(b), participations in L/C Obligations and Swingline Loans) at the time owing to it), provided, that:

(i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of such “Trade Date”, shall not be less than $5,000,000;

(ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; and

(iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

~~For the avoidance of doubt, any assignment of Non-Extending Commitments or Loans with respect thereto shall continue to constitute Non-Extending Commitments hereunder.~~

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d).

(b) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and the L/C Issuer, at any reasonable time and from time to time upon reasonable prior notice.

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(c) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swingline Loans) owing to it); provided, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a), (b), (c), (f) and (g) of the first proviso to Section 11.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment; provided, further, that in the case of Section 3.01, such Participant shall have complied with the requirements of such section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.07 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14 as though it were a Lender.

Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01, Section 3.04 or Section 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Holding’s prior written consent or such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

(e) Certain Pledges. Any Lender may at any time pledge or assign to any Person a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance shall be deemed to include

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electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

(g) Resignation as L/C Issuer or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time a L/C Issuer or Swingline Lender, as applicable, assigns all of its Commitment and Loans pursuant to Section 11.06(b), such L/C Issuer or Swingline Lender, as applicable, may, (i) upon 30 days’ notice to the Borrowers, the other Lenders and other L/C Issuers, resign as L/C Issuer or Swingline Lender, as applicable, or (ii) upon 10 days’ notice to the Borrowers, the other Lenders and other L/C Issuers, appoint an Affiliate of such L/C Issuer or Swingline Lender, as applicable, as a successor L/C Issuer or Swingline Lender hereunder. In the event of any such resignation as L/C Issuer or Swingline Lender pursuant to clause (i) of the preceding sentence, the Borrowers shall be entitled to appoint from among the Lenders and their Affiliates a successor L/C Issuer or Swingline Lender hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of such L/C Issuer or Swingline Lender, as the case may be. If any L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.04(d)). If any Swingline Lender resigns as a Swingline Lender, it shall retain all the rights of a Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.05(c). Upon the appointment of a successor L/C Issuer and/or Swingline Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit.

Section 11.07. Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) on a need-to-know basis to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, counsel, independent auditors, professionals and other experts, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena, compulsory legal process or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.07 to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 11.06, (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (g) with the consent of Holdings, (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section 11.07, (i) to any rating agencies, or (j) any proxy relating to transactions contemplated hereby. In addition, each of the Administrative Agent, the Lenders and the L/C Issuers may disclose the existence of this Agreement and the information about

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the Facility to market data collectors, similar services providers to the lending industry, and service providers to the Administrative Agent, the Lenders and the L/C Issuers in connection with the administration and management of the Facility.

For purposes of this Section 11.07, “Information” means all information received from the Borrowers or any of their Subsidiary relating to the Borrowers or any of their Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Borrowers or any Subsidiary, provided, that in the case of information received from the Borrowers or any such Subsidiary after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised reasonable care to protect such Information, and in no event less than the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Borrowers or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities laws.

For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person in accordance with and to the extent required by applicable Laws, rules, regulations or regulating guidance.

Section 11.08. Right of Setoff. Upon any amount becoming due and payable hereunder (whether at stated maturity, by acceleration or otherwise), each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Borrowers or any other Loan Party against any and all of the obligations of the Borrowers or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document or are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, such L/C Issuer and their respective Affiliates under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and L/C Issuer agrees to notify the Borrowers and the Administrative Agent promptly after any such setoff and application, provided, that the failure to give such notice shall not affect the validity of such setoff and application.

Section 11.09. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather

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than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 11.10. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement or of a Lender Addendum by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11.11. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

Section 11.12. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.13. Replacement of Lenders. If any Lender requests compensation under Section 3.04, the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, any Lender is at such time a Defaulting Lender or has given notice pursuant to Section 3.02 or any Lender becomes a Nonconsenting Lender (as hereinafter defined), then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to (and such Lender shall) assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee selected by the Borrowers that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided, that (i) the Administrative Agent shall have received the assignment fee specified in Section 11.06(b); (ii) such Lender shall have received payment of

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an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable Laws; and (v) neither the Administrative Agent nor any Lender shall be obligated to be or to find the assignee.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. In the event that (x) the Borrowers or the Administrative Agent has requested the Lenders to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any amendment thereto and (y) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Nonconsenting Lender.” Any such replacement shall not be deemed a waiver of any rights that the Borrowers shall have against the replaced Lender.

Section 11.14. Governing Law; Jurisdiction; Etc. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(a) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWERS OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 11.15. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.16. Designation of Secured Hedge Agreements. The Borrowers and any Hedge Bank may from time to time designate a Swap Contract permitted hereunder as a Secured Hedge Agreement upon written notice (a “Designation Notice”) to the Administrative Agent from the Borrowers and such Hedge Bank, in form reasonably acceptable to the Administrative Agent, which Designation Notice shall include a description of such Secured Hedge Agreement and the maximum amount of obligations thereunder which are to constitute Obligations (each, a “Designated Amount”); provided that (x) no such Designated Amount with respect to any Secured Hedge Agreement shall constitute Obligations to the extent that, at the time of delivery of the applicable Designation Notice and after giving effect to such Designated Amount (including any Hedging Reserves to be established by the Administrative Agent in connection therewith), Availability would be less than zero and (y) any such Designated Amount shall constitute Obligations only to the extent that such Designated Amount, together with all other Designated Amounts under Secured Hedge Agreements theretofore designated hereunder and constituting Obligations, does not exceed $25,000,000 at the time of delivery of the applicable Designation Notice.

(a) The Borrowers and any Hedge Bank may increase, decrease or terminate any Designated Amount in respect of such Secured Hedge Agreement upon written notice to the Administrative Agent; provided that any increase in a Designated Amount shall be deemed to be a new designation of a Designated Amount pursuant to a new Designation Notice and shall be subject to the limitations set forth in Section 11.16(a). No obligations under any Secured Hedge Agreement in excess of the applicable Designated Amount shall constitute Obligations hereunder or the other Loan Documents.

(b) No Hedge Bank that obtains the benefits of Section 8.03, Article 10, or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank.

Section 11.17. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other

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modification hereof or of any other Loan Document), the Borrowers and the other Loan Parties acknowledge and agree that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and ~~any~~the Arranger are arm’s-length commercial transactions between the Borrowers, the other Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent and ~~any~~the Arranger, on the other hand, (B) the Borrowers and the other Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent deemed appropriate by such Loan Parties, and (C) the Borrowers and the other Loan Parties are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and ~~any~~the Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers, the other Loan Parties, their respective Affiliates or any other Person and (B) neither the Administrative Agent nor ~~any~~the Arranger has any obligation to the Borrowers, the other Loan Parties or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and ~~any~~the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and neither the Administrative Agent nor ~~any~~the Arranger has any obligation to disclose any of such interests to the Borrowers or their Affiliates. To the fullest extent permitted by law, the Borrowers and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent and ~~any~~the Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 11.18. Joint and Several Liability. All Loans, upon funding, shall be deemed to be jointly funded to and received by the Borrowers. Each Borrower is jointly and severally liable under this Agreement for all Obligations, regardless of the manner or amount in which proceeds of Loans are used, allocated, shared or disbursed by or among the Borrowers themselves, or the manner in which the Administrative Agent, any Lender and/or any L/C Issuer accounts for such Loans or other Credit Extensions on its books and records. Each Borrower shall be liable for all amounts due to the Administrative Agent, any Lender and/or any L/C Issuer from the Borrowers under this Agreement, regardless of which Borrower actually receives Loans or other Credit Extensions hereunder or the amount of such Loans and Credit Extensions received or the manner in which the Administrative Agent, such Lender and/or such L/C Issuer accounts for such Loans or other Credit Extensions on its books and records. Each Borrower’s Obligations with respect to Loans and other Credit Extensions made to it, and such Borrower’s Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans made to the other Borrowers hereunder shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower. The Borrowers acknowledge and expressly agree with the Administrative Agent, each Lender and each L/C Issuer that the joint and several liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of Credit Extensions to such Borrower. Each Borrower’s Obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the release of any other Borrower pursuant to Section 9.12 or the validity or enforceability, avoidance, or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, release, or granting of any indulgence by the Administrative Agent, any Lender and/or any L/C Issuer with respect to any provision of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to the Administrative Agent, any Lender and/or any L/C Issuer, (iv) the failure by the Administrative Agent, any Lender and/or any L/C Issuer to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or

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collateral for the Obligations of any other Borrower, (v) the Administrative Agent’s, any Lender’s and/or any L/C Issuer’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Administrative Agent’s, any Lender’s and/or any L/C Issuer’s claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower. With respect to any Borrower’s Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other Credit Extensions made to any of the other Borrowers hereunder, such Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Administrative Agent, any Lender and/or any L/C Issuer now has or may hereafter have against any other Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent, any Lender and/or any L/C Issuer to secure payment of the Obligations or any other liability of any Borrower to the Administrative Agent, any Lender and/or any L/C Issuer. Upon any Event of Default, the Administrative Agent may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Administrative Agent shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations. Notwithstanding anything to the contrary in the foregoing, any Person released from its Obligations in accordance with Section 9.12 shall be simultaneously released from the foregoing provisions of this Section 11.23.

Section 11.19. Contribution and Indemnification Among the Borrowers. Each Borrower is obligated to repay the Obligations as a joint and several obligor under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, sell any of its assets to satisfy or otherwise repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers, in an amount, for each of such other Borrowers, if any, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower “insolvent” within the meaning of Section 101(31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this Section shall be subordinate in right of payment to the prior payment in full of the Obligations. The provisions of this Section 11.19 shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision. If any Borrower discharges the Obligation (or any part of it) pursuant to Section 11.18, the corresponding claim against the relevant Loan Party shall not pass over and no rights and claims of the Secured Parties under any Loan Document shall pass to any Loan Party by subrogation or otherwise.

Section 11.20. Agency of the Administrative Borrower for Each Other Borrower. Each of the other Borrowers irrevocably appoints Holdings as its agent for all purposes relevant to this Agreement (in

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such capacity, the “Borrower Representative”), including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Administrative Agent of Borrowing Base Certificates and Borrowing Notices) and all modifications hereto. Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Borrowers or acting singly, shall be valid and effective if given or taken only by the Borrower Representative, whether or not any of the other Borrowers join therein, and the Administrative Agent, the Lenders and the L/C Issuers shall have no duty or obligation to make further inquiry with respect to the authority of the Administrative Borrower under this Section 11.20; provided that nothing in this Section 11.20 shall limit the effectiveness of, or the right of the Administrative Agent, the Lenders and the L/C Issuers to rely upon, any notice (including, without limitation, a Borrowing Notice), document, instrument, certificate, acknowledgment, consent, direction, certification or other action delivered by any Borrower pursuant to this Agreement.

Section 11.21. USA Patriot Act Notice. Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.

Section 11.22. Time of the Essence. Time is of the essence of the Loan Documents.

Section 11.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority.

Section 11.24. Terms of ABL Intercreditor Agreement. Each Lender understands, acknowledges and agrees that Liens shall be created on the Collateral pursuant to the ABL Loan Documents, which Liens shall be subject to terms, conditions and priorities set forth in the ABL Intercreditor Agreement. Pursuant

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to the terms of the ABL Intercreditor Agreement, in the event of any conflict between the terms of the ABL Intercreditor Agreement and any of the Loan Documents, the provisions of the ABL Intercreditor Agreement shall govern and control. Each Lender authorizes and instructs the Administrative Agent and the Collateral Agent to enter into the ABL Intercreditor Agreement on behalf of the Lenders, and to take all actions (and execute all documents) required (or deemed advisable) by it in accordance with the terms of the ABL Intercreditor Agreement.

Section 11.25. No Novation. This Agreement is not intended to constitute, and does not constitute, a novation of the obligations and liabilities under the ~~Existing~~Original Credit Agreement (including the Obligations) or to evidence payment of all or any portion of such obligations and liabilities.

Section 11.26. Reaffirmation. Upon the effectiveness of this Agreement, (i) the terms and provisions of the ~~Existing~~Original Credit Agreement shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the ~~Existing~~Original Credit Agreement, except as otherwise expressly provided herein, shall be superseded by this Agreement and (ii) all of the “Obligations” under and as defined in the ~~Existing~~Original Credit Agreement (including, without limitation, interest and fees accrued prior to the Effective Date, none of which shall be altered by the terms of this Agreement with respect to any period preceding the Effective Date) (collectively, the “Original Obligations”) shall continue to be in full force and effect, but shall be governed by, and become due and payable pursuant to, the terms and conditions set forth in this Agreement. The Original Obligations, together with any and all additional Obligations incurred by Borrower hereunder or under any of the other Loan Documents, shall continue to be secured by all of the pledges and grants of security interests provided in connection with the ~~Existing~~Original Credit Agreement (and, from and after the Effective Date, shall also be secured by all of the pledges and grants of security interests provided in connection with this Agreement), all as more specifically set forth in the Collateral Documents. Each Borrower and each Guarantor hereby reaffirms its obligations under the ~~Existing~~Original Credit Agreement and each other “Loan Document”, as defined in the ~~Existing~~Original Credit Agreement (collectively, the “Original Loan Documents”) to which it is party, as amended, restated, amended and restated, supplemented or otherwise modified by this Agreement and by the other Loan Documents delivered on the Effective Date and hereafter. Each Borrower further agrees that each Original Loan Document shall remain in full force and effect following the execution and delivery of this Agreement (except to the extent modified or replaced by this Agreement or any Loan Document delivered on the Effective Date) and that all references to the “Credit Agreement” in the Original Loan Documents shall be deemed to refer to this Agreement. This Agreement is not intended to constitute, and does not constitute, a novation of the Original Obligations or to evidence payment of all or any portion of such Original Obligations.

Section 11.27. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported

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QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 11.27, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Signature Pages ~~Follow~~Separately on File with Administrative Agent]

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Exhibit B

Amended Schedule 1.01(b)

(See attached.)

1

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Schedule 1.01(b)

Commitments and L/C Sublimit

Lender	Commitment	L/C Sublimit
Citibank, N.A.	$30,000,000.00	$17,000,000.00
Texas Capital Bank	$30,000,000.00	$16,000,000.00
Goldman Sachs Bank USA	$30,000,000.00	$16,000,000.00
Regions Bank	$30,000,000.00	$8,000,000.00
Royal Bank of Canada	$23,000,000.00	$8,000,000.00
Total	$143,000,000.00	$65,000,000.00

Exhibit C

Amended Schedule 5.08(b)

(See attached.)

Schedule 5.08(b)

Material Owned Real Property

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Jefferson	AL	7 E	Warrior Met Coal Mining, LLC	36 00 19 0 000 001.001	4795 SEALY ANN MOUNTAIN RD	19-19S-06W	COM AT NW COR OF SD SEC 19 TH S 1700 FT FOR POB TH CONT S 1198 FT NELY 795.3 FT SELY 238.7 FT NWLY 157.8 FT NLY 1153.8 FT W 944.6 FT TO POB	31.35	Mine No. 7 East- Surface operations for underground mine

Tuscaloosa	AL	4 N	Warrior Met Coal Mining, LLC	63 13 03 05 0 000 002.001	WARRIOR RIVER	5-19S-08W	PART OF S5 T19S R8W DESC AS: COM NE COR SE1/4-SW1/4; N 1338.9 TO POB; N 1338.9; E 2107.8; SW 1407; W 1693.7 TO POB	56.4	Mine No. 4 North – surface operations for underground mine
Tuscaloosa	AL	4 S	Warrior Met Coal Mining, LLC	63 22 01 02 0 000 002.000	HOWELL CAMP ROAD	2-20S-08W	BEG IN SW COR, S-2, T-20, R-8, N 1360’(S) WITH W SEC LINE,	89

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
							E 1330’ (S) TO POB. N 1525’ (S), E 2660’ (S), S 1505’(S), W 2685’ (S) TO POB.
Tuscaloosa	AL	4 S	Warrior Met Coal Mining, LLC	63 22 01 11 0 000 001.001	DANIEL CREEK ROAD	11-20S-08W	NORTH 1/2 OF SECTION	320
Tuscaloosa	AL	4 S	Warrior Met Coal Mining, LLC	63 22 01 11 0 000 001.002	14155 DAVIS RD	11-20S-08W	SE1/4 & SE1/4-SW1/4	200
Tuscaloosa	AL	4 S	Warrior Met Coal Mining, LLC	63 22 01 12 0 000 004.000	DAVIS ROAD	12-20S-08W	S 1/2 OF THE NW 1/4	80
Tuscaloosa	AL	4 S	Warrior Met Coal Mining, LLC	63 22 01 12 0 000 005.000	DAVIS ROAD	12-20S-08W	THE E 1/2 OF NE 1/4 AND N 1/2 OF NW 1/4 AND THE S 1/2 OF THE NW 1/4 OF THE NE 1/4 AND THE SW 1/4 OF THE NE 1/4 AND THE S 1/2	540

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Tuscaloosa	AL	5 Prep	Warrior Met Coal Mining, LLC	63 23 04 19 0 000 001.000	13108 COVOL NO5 PLANT RD	19-20S-07W	PART OF S19 T20S R7W DESC AS: BEG NW COR S19; E 4336(S); SE 574(S); SE 443(S); SE 100(S); SE 161(S); SE 116(S); S 1651(S); W 2634(S); S 2661(S); W 1301(S); N 1321(S); W 1316(S); N 3965(S) TO POB	424
Tuscaloosa	AL	5 Prep	Warrior Met Coal Mining, LLC	63 23 04 19 0 000 001.001	13183 LOCK 17 RD	19-20S-07W	SE1/4 of Section 19, less public road ROW and less Training Ctr..	142
Tuscaloosa	AL	5 Prep	Warrior Met Coal Mining, LLC	63 23 09 30 0 001 001.000	12972 LOCK 17 RD	30-20S-07W	North 1/2 of Section 30 lying west of Lock 17 Road, less and except Brookwood Church parcel and Church Parking Lot still to be cut out.	230	Mine No. 5 - Prep Plant operations that supports underground mines

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Tuscaloosa	AL	5 Prep	Warrior Met Coal Mining, LLC	63 23 09 30 0 001 001.003	LOCK 17 RD	30-20S-07W	PART OF S30 T20S R7W DESC AS: COM NE COR S30; W 2614(S); S 1335(S) TO POB; E 943(S); SWLY 1292(S); N 909(S) TO POB	11
Tuscaloosa	AL	7 W	Warrior Met Coal Mining, LLC	63 23 01 02 0 000 008.000	HANNAH CREEK RD	02-20S-07W	SE1/4-SE1/4	40
Tuscaloosa	AL	7 W	Warrior Met Coal Mining, LLC	63 23 01 02 0 000 008.001	HANNAH CREEK RD	02-20S-07W	PART OF S2 T20S R7W DESC AS: BEG SW COR SE1/4; N 2632(S); E 651(S); S 661(S); W 476(S); SELY 2230(S); W 830(S) TO POB	42	Mine No. 7 West - surface operations for underground mine
Tuscaloosa	AL	7 W	Warrior Met Coal Mining, LLC	63 23 01 02 0 000 008.002	HANNAH CREEK RD	02-20S-07W	PART OF S2 T20S R7W DESC AS: COM SE COR S2; W 1322(S) TO POB; W 482(S); NWLY 2217(S); E 476(S); N	155

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
							661(S); W 651(S); N 1326(S); E 2640(S); S 2646(S); W 1322(S); S 1322(S) TO POB
Tuscaloosa	AL	7 W	Warrior Met Coal Mining, LLC	63 23 01 02 0 000 009.002	18069 HANNAH CREEK RD	02-20S-07W	N1/2-NE1/4-SW1/4 EXCEPT THE W 400 FT; S1/2-NE1/4-SW1/4; SE1/4-SW1/4	74	Mine No. 7 West - surface operations for underground mine
Tuscaloosa	AL	7 W	Warrior Met Coal Mining, LLC	63 23 01 02 0 000 009.501	18069 HANNAH CREEK RD	02-20S-07W	Bldgs. On 009.002	0	Mine No. 7 West - surface operations for underground mine (Buildings On Land)
Tuscaloosa	AL	7 W	Warrior Met Coal Mining, LLC	63 23 01 11 0 000 001.000	HANNAH CREEK RD	11-20S-07W	PART OF S11 T20S R7W DESC AS: BEG SW COR S11; N 5287(S); E 3479(S); SELY 866(S); S 4950(S); W 3954(S) TO POB	475
Tuscaloosa	AL	7 W	Warrior Met Coal	63 23 01 11 0 000	HANNAH CREEK RD	11-20S-07W	PART OF S11 T20S R7W DESC AS:	164

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
			Mining, LLC	001.001			BEG SE COR S11; W 1318(S); N 4950(S); NWLY 865(S); E 1804(S); S 5277(S) TO POB
Tuscaloosa	AL	7 W	Warrior Met Coal Mining, LLC	63 23 06 14 0 000 001.000	MILLDALE RD	14-20S-07W	PART OF S14 T20S R7W DESC AS: BEG NW COR S14; E 4337(S); SELY 2567(S); S 3085(S); W 5117(S); NW 180(S); NW 374(S); N 4809(S) TO POB. LESS & EXCEPT R/W FOR RR & PUBLIC ROADS.	596
Tuscaloosa	AL	Shop	Warrior Met Coal Mining, LLC	63 23 04 20 0 000 001.007	13365 LOCK 17 ROAD	20-20S-07W	THAT PART E/2-NW/4 LYING S OF CO RD 59	68	Central Shop & Central Supply - support operations for mines
Tuscaloosa	AL	Barge Loadout 4 & 7	Warrior Met Coal Mining, LLC	63 22 04 17 0 000 001.000	DANIEL CREEK ROAD @ RIVER	17 20S 08W	PART OF NE 1/4 LYING NORTH OF	78	Coal Barge Loadout for Mine 4 & 7

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
					(private road - no address)		DANIEL CREEK
Tuscaloosa	AL	Barge Loadout 4 & 7	Warrior Met Coal Mining, LLC	63 22 03 08 0 000 004.003	DANIEL CREEK ROAD @ RIVER (private road - no address)	08 20S 08W	PART OF THE SW 1/4 OF THE SE 1/4	21	Coal Barge Loadout for Mine 4 & 7
Tuscaloosa	AL	Barge Loadout 4 & 7	Warrior Met Coal Mining, LLC	63 22 03 08 0 000 004.000	DANIEL CREEK ROAD @ RIVER (private road - no address)	08 20S 08W	PART OF THE SW 1/4 OF THE SE 1/4	19	Coal Barge Loadout for Mine 4 & 7
Tuscaloosa	AL	7 N	Warrior Met Coal Mining, LLC	63 12 05 15 0 000 003.001	17503 STANLEY RD	15 19S 07W	PART OF THE N 1/2 OF THE NW 1/4	44	Mine No. 7 North - surface operations for underground mine
Tuscaloosa	AL	7 N	Warrior Met Coal Mining, LLC	63 12 02 10 0 000 020.000	17503 STANLEY RD	10 19S 07W	THE SW 1/4 OF THE SW 1/4	40
Tuscaloosa	AL	7 N	Warrior Met Coal Mining, LLC	63 12 02 10 0 000 016.000	17503 STANLEY RD	10 19S 07W	PART OF THE E 1/2 OF THE SW 1/4	41	Mine No. 7 North - surface operations for underground mine
Tuscaloosa	AL	7 N	Warrior Met Coal Mining, LLC	63 12 05 16 0 000 001.000	17503 STANLEY RD	16 19S 07W	PART OF THE NE 1/4 OF THE NE 1/4 LYING EAST OF STANLEY ROAD	11

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 05 0 000 016.000	HWY 69 N	05 17S 08W	S 1/2-SE 1/4 SE OF ALABAMA HWY 69	16
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 05 0 000 017.000	HWY 69 N	05 17S 08W	S 1/2-SW 1/4 N & W OF ALABAMA HWY 69	60
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 07 0 000 007.000	BRANDON SCHOOL RD	07 17S 08W	BEG. INTER. N. LINE OF BRANDON SCHOOL-WHITSON RD. & W. SEC. LINE SEC. 7, TH N. 150 S WITH W. SEC. LINE, E. 725 S TO POB TH. E. 725 S, S. 125 S, SE’LY 1050 S TO RD., W’LY 1480 S, N. 495 S TO POB	16
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 07 0 000 008.000	13016 BRANDON SCHOOL	07 17S 08W	E 1/2 NW 1/4 SW 1/4 LYING N OF BRANDON-SCHOOL- WHITSON RD	5.5

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 07 0 000 009.000	BRANDON SCHOOL RD	07 17S 08W	W 1/2 OF SW 1/4 LYING W OF BRANC & SW OF HWY 46	27
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 07 0 000 010.000	13069 BRANDON SCHOOL	07 17S 08W	COM SW COR S7 TH E 1608(S); N 1140(S) TO POB TH NW 167.4; NE 131.6; SE 185.2; SW 73.8 TO POB	0.5
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 07 0 000 010.001	0 BRANDON SCHOOL RD	07 17S 08W	COM SW COR S7; E 1100 (S) TO POB; NLY 2375(S); S 380 (S); E 520; NW 490(S); ELY THEN SELY 3010(S); SW 210; SE 210; NE 210; SE 165(S); SW 215 (S); SE 85(S); W 2540(S) TO POB; LESS COM SW COR S7; E 1443; N 1151.2 TO POB; NW 167.4; NE	98

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
							131.6; NW 68;
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 07 0 000 010.002	BRANDON SCHOOL RD	07 17S 08W	PART OF S7 T17S R8W DESC AS:COM SW COR S7; E 1423; N 1151.2; NE 73.8 TO POB; NW 185.2; NW 68; NW 256.7; NE 290; SE 335; SW 350 TO POB	2
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 03 07 0 000 014.000	13063 BRANDON SCHOOL	07 17S 08W	BEGIN AT A PT 660 E & 620 (S) S OF THE NW COR OF NW 1/4 OF SW 1/4 TH- S 400 TH E-520 TH NW 400 (D) 490 (S) TO S ROW OF RD TH NW 132 ALONG ROW TO POB.	3.5

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 18 0 000 004.000	13279 BRANDON SCHOOL RD	18 17S 08W	BEG. INTER. N. SEC. LINE AND OLD CRABBE RD. SEC. 18, TH S’LY 1070 S WITH RD., E’LY 150 S WITH RD., NE 1200S WITH RD., SW 1400 S WITH RD. TO CENTER LINE LITTLE YELLOW CREEK, E’LY 1030 S WITH CREEK, SE 820 S TO NW R/W HWY. 69, NE 340 S, NW 25 S,	103	Blue Creek Mine - surface operations for underground mine
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 18 0 000 005.000	13279 BRANDON SCHOOL RD	18 17S 08W	ALL THE NW 1/4 LYING N OF LITTLE YELLOW CREEK AND SW OF OLD CRABBE RD	67	Blue Creek Mine - surface operations for underground mine

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 18 0 000 007.000	HWY 69 N	18 17S 08W	BEG. AT INTER. OF W/L OF NE 1/4 OF SW 1/4 AND N. R/W OF HWY. 69 TH N. 1140 S, E. 590 S TO OLD RD., N’LY 970 S TO C/L OF LITTLE YELLOW CREEK, E’LY 1030 S ALONG C/L OF CREEK, SE 69.	87
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 18 0 000 009.000	22937 HWY 69 N	18 17S 08W	BEG SE COR S18 T17S R8W; W 2215(S); NWLY 1705(S); NELY 1090(S) SE 2400; S 1315(S) TO POB	103	Blue Creek Mine - surface operations for underground mine
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 18 0 000 010.000	HWY 69 N	18 17S 08W	ALL THE S 1/2 LYING S OF AL HWY 69 AND E OF BILL DUNN SPRING BRANCH AND W OF JESS DUNN TIE RD.	43

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
							S18 T17 R8
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 19 0 000 001.002	22937 HWY 69 N	19 17S 08W	NE1/4-NE1/4	44	Blue Creek Mine - surface operations for underground mine
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 19 0 000 001.004	22937 HWY 69 N	19 17S 08W	BEG NE COR NW/4-NE/4 S19 T17S R8W; W 755(S); SLY 1615(S); E 605(S); N 1320(S) TO POB	15	Blue Creek Mine - surface operations for underground mine
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 19 0 000 001.006	22500 WHO KNOWS ROAD	19 17S 08W	PART OF S19 T17S R8W DESC AS: COM SE COR S19; W 235(S) TO POB; W 1186(S); N 1611(S); SE 84(S); SE 359(S); SE 294(S); SE 232(S); SE 101(S); SE 60(S); NE 375(S); NE 313(S); S 546(S); SW 29(S); SW 110(S); SW 90(S); SW 93(S);	32

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
							SW 131(S); SE 167(
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 19 0 000 002.000	HWY 69 N	19 17S 08W	BEG NW COR NE1/4; TH S 720; E 1100(S); NWLY 940(S); W 710(S) TO POB IN NW1/4-NE1/4 S19 T17S R8W	15
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 19 0 000 002.001	HWY 69 N	19 17S 08W	BEG SW COR NW1/4-NE1/4; TH N 600; E 1100(S); SW 660(S); W 840(S) TO POB IN NW1/4-NE1/4 S19 T17S R8W	13
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 20 0 000 001.002	EAST OF YELLOW CREEK	20 17S 08W	E/2-SW/4 WEST OF THE CTR LINE OF BIG YELLOW CREEK	55
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 20 0 000 002.000	WHO KNOWS RD	20 17S 08W	NW 1/4 NW 1/4	40

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 20 0 000 005.001	22500 WHO KNOWS ROAD	20 17S 08W	PART OF S20 T17S R8W DESC AS: COM SW COR S20; N 468(S) TO POB; N 546(S); NE 146(S); E 126(S); SW 124(S); SW 350(S); SW 83(S); SW 74(S) TO POB	2
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 04 20 0 000 005.002	WHO KNOWS RD	20 17S 08W	PART OF S20 T17S R8W DESC AS: BEG SW COR S20; N 468(S); NE 74(S); NE 667(S); NE 286(S); NE 243(S); NE 850(S); N 211(S); NW 154(S); E 438(S); S 2643(S); W 1327(S) TO POB	50
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 01 05 15 0 000 002.001	BLACKBURN RD	15 17S 08W	NE/4-NW/4 & W/2-NE/4	120
Tuscaloosa	AL	BC	Warrior Met Coal	63 02 01 02 0 000	BRANDON SCHOOL RD	2 17S 09W	COM AT SE COR OF NW 1/4 IN SE 1/4 IN S-2	8

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
			BC, LLC	023.000			T-17 R-9. TH N 264' TO POB, CONT N 264', E 1320'S, S 264', W 1320'S TO POB.
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 02 01 02 0 000 023.001	12291 BRANDON SCHOOL RD	2 17S 09W	BEG AT NW COR OF SE 1/4 OF SE 1/4 IN S-2 T-17 R-9, TH N 520' S, E 600'S, S 520'S, W 600'S TO POB.	7.2
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 02 01 02 0 000 027.000	BRANDON SCHOOL RD	2 17S 09W	BEG AT SE COR OF NW 1/4 IN SE 1/4 IN S-2 T-17 R-9. TH N 264' , E 1320'S, S 264', W 1320'S TO POB.	8
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 02 01 02 0 000 030.000	23475 HOPE RD	2 17S 09W	PT SW 1/4 OF SE 1/4 SEC 02 TWP 17 RGE 9 BEG AT SE COR SD GTR- GTR TH N 1320 TH W 1320 TH S 1220 TH SE ALONG FARM RD	37

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
							1330' TO POB.
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 02 01 02 0 000 031.000	HOPE RD	2 17S 09W	PT SW 1/4 OF SE 1/4 SEC 2 TWP 17 RGE 9 BEG SE COR SD GTR - GTR TH E 1320 TH NW 1330 TH S 85 TO POB	2
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 02 01 11 0 000 004.000	23437 HOPE RD	11 17S 09W	BEG NW CORN OF NE 1/4 OF NW 1/4, S-11, T-17, R-9. E 2260' (S) WITH N SEC LINE, SW 310' (S), E 510'(S), S 1080'(S), W 950'(S), NE 530'(S) W 330'(S) TO CREEK, SW 550'(S) WITH CREEK, W 1320'(S), N 1320'(S) TO N SEC LINE & P.O.B.	74

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Tuscaloosa	AL	BC	Warrior Met Coal BC, LLC	63 02 01 12 0 000 013.000	BRANDON SCHOOL RD	12 17S 09W	ALL OF THE NE 1/4 OF SE 1/4 NORTH EAST OF COUNTY ROAD 46 (Adj. to 7-17-8	0.5

Tuscaloosa	AL	HQ	Warrior Met Coal Shared Services, LLC	TBD - BEING CUT OUT OF 63 23 09 31 0 001 005.007	16243 HWY 216	31 20S 07W	TBD	TBD	Headquarters / Central Mine Office
Tuscaloosa	AL	Train Ctr	Warrior Met Coal Shared Services, LLC	TBD - BEING CUT OUT OF 63 23 04 19 0 000 001.001	13183 LOCK 17 RD	19 20S 07W	TBD	TBD	Training Center - training operations for mines

Fayette	AL	BC	Warrior Met Coal BC, LLC	32 16 04 18 0 000 004.000	HWY 46 BOLEY	18 16S 09W	SW1/4 OF SW1/4; SE1/4 OF SW1/4; SW1/4 OF SE1/4 LESS HWY AND	117

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
							ALAWEST ROWs
Fayette	AL	BC	Warrior Met Coal BC, LLC	32 15 06 13 0 000 009.000	HWY 46	13 16S 10W	SE1/4 OF SE1/4; SW1/4 OF SE1/4 LESS HWY ROW	78
Fayette	AL	BC	Warrior Met Coal BC, LLC	32 15 06 13 0 000 008.000	HWY 46	13 16S 10W	ALL OF SW 1/4	160
Fayette	AL	BC	Warrior Met Coal BC, LLC	32 15 06 13 0 000 001.001	CO RD 46	13 16S 10W	PART OF THE NORTH 1/2 OF THE SE1/4 PER SURVEY	31.35
Fayette	AL	BC	Warrior Met Coal BC, LLC	32 15 06 14 0 000 010.000 32 15 06 14 0 000 010.001 32 15 06 14 0 000 010.002 32 15 06 14 0 000 010.003 32 15 06 14 0 000	CO RD 30	14 16S 10W	S 1/2 OF THE NE 1/4 AND N 1/2 OF THE SE 1/4	160

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
				010.004
Fayette	AL	BC	Warrior Met Coal BC, LLC	32 15 06 14 0 000 009.001	CO RD 30	14 16S 10W	SE1/4 OF NW1/4	40
Fayette	AL	BC	Warrior Met Coal BC, LLC	32 15 06 14 0 000 006.001	2770 CO RD 30 E	14 16S 10W	THAT PART OF THE NW 1/4 OF NW 1/4 LYING SOUTH OF CO RD 30 AND NORTH OF RAIL ROW; AND THAT PART OF THE W 1/2 OF NE 1/4 OF NW 1/4 LYING SOUTH OF CO RD 30 AND NORTH OF RAIL	15	Blue Creek Mine - Coal Rail Loadout
Fayette	AL	BC	Warrior Met Coal BC, LLC	32 15 06 14 0 000 003.000	CO RD 30	14 16S 10W	SOUTH 5 ACRES OF THE E 1/2 OF NE 1/4	5

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
Fayette	AL	BC	Warrior Met Coal BC, LLC	32 15 06 14 0 000 007.000	CO RD 30	14 16S 10W	THAT PART OF THE W 1/2 OF NE 1/4 OF NW 1/4 LYING SOUTH OF RAIL; AND THAT PART OF THE NW 1/4 OF NW 1/4 LYING SOUTH OF RAIL; AND ALL OF THE SW 1/4 OF NW 1/4	59

Walker	AL	BC	Warrior Met Coal BC, LLC	64 30 08 28 0 000 008.000	18952 Blackburn Road	28 17S 07W	SW4; W1/2 OF SE1/4 LYING WEST OF RIVER; S1/2 OF NW1/4 LYING SOUTH OF RIVER	233	Coal Barge Loadout for Blue Creek Mine
Walker	AL	BC	Warrior Met Coal BC, LLC	64 30 08 33 0 000 001.001	18952 Blackburn Road	33 14S 07W	N1/2 OF NW1/4	65
Walker	AL	BC	Warrior Met Coal BC, LLC	64 30 09 29 0 000 003.000	18952 Blackburn Road	29 17S 07W	S1/2 OF SE1/4; NE1/4 OF SE1/4; SE1/4 OF NE1/4 LYING	146

County	State	Mine	Owner	Parcel #	Address (if available)	Section-Township-Rnnge	Brief Legal Description	Acres	Site Use*
SOUTH OF RIVER

*Property parcels with no description are associated with the mining activities because they may include ponds, refuse areas, roads, powerlines, permit areas, belt lines, rock dust sites, fan sites, future development.